Exhibit 10.3 EXECUTION VERSION US$500,000,000 364-DAY CREDIT AGREEMENT dated as of April 4, 2024, among DOVER CORPORATION, The BORROWING SUBSIDIARIES Party Hereto, The LENDERS Party Hereto, and JPMORGAN CHASE BANK, N.A., as Administrative Agent _______________________ JPMORGAN CHASE BANK, N.A. BOFA SECURITIES, INC. HSBC BANK USA, NATIONAL ASSOCIATION and ING BANK N.V., DUBLIN BRANCH, as Joint Lead Arrangers and Joint Bookrunners BANK OF AMERICA, N.A., as Syndication Agent HSBC BANK USA, NATIONAL ASSOCIATION and ING BANK N.V., DUBLIN BRANCH, as Co-Documentation Agents

i TABLE OF CONTENTS Page ARTICLE I DEFINITIONS SECTION 1.01. Definitions....................................................................................................1 SECTION 1.02. Accounting Terms and Determinations .....................................................35 SECTION 1.03. Classification of Loans and Borrowings ....................................................36 SECTION 1.04. Currency Translation .................................................................................36 SECTION 1.05. Terms Generally.........................................................................................36 SECTION 1.06. Interest Rates; Benchmark Notification .....................................................37 SECTION 1.07. Divisions ....................................................................................................37 SECTION 1.08. Blocking Regulation ..................................................................................37 ARTICLE II The Credits SECTION 2.01. Commitments .............................................................................................38 SECTION 2.02. Loans and Borrowings ...............................................................................38 SECTION 2.03. Requests for Borrowings............................................................................39 SECTION 2.04. [Reserved.] .................................................................................................40 SECTION 2.05. Funding of Borrowings ..............................................................................40 SECTION 2.06. Interest Elections ........................................................................................41 SECTION 2.07. Termination and Reduction and Increase in Commitments .......................42 SECTION 2.08. Repayment of Loans; Evidence of Debt ....................................................44 SECTION 2.09. Prepayment of Loans .................................................................................45 SECTION 2.10. Fees ............................................................................................................45 SECTION 2.11. Interest........................................................................................................46 SECTION 2.12. Alternate Rate of Interest ...........................................................................47 SECTION 2.13. Increased Costs ..........................................................................................52 SECTION 2.14. Break Funding Payments ...........................................................................53 SECTION 2.15. Taxes ..........................................................................................................53 SECTION 2.16. Payments Generally; Pro Rata Treatment; Sharing of Set-offs .................57 SECTION 2.17. Mitigation Obligations; Replacement of Lenders ......................................59 SECTION 2.18. Foreign Subsidiary Costs ...........................................................................60 SECTION 2.19. Designation of Borrowing Subsidiaries .....................................................61 SECTION 2.20. Defaulting Lenders.....................................................................................61 SECTION 2.21. Term-Out Option .......................................................................................63 SECTION 2.22. Illegality .....................................................................................................63

Page ii ARTICLE III REPRESENTATIONS AND WARRANTIES SECTION 3.01. Corporate Existence and Power .................................................................64 SECTION 3.02. Corporate and Governmental Authorization; No Contravention ...............64 SECTION 3.03. Binding Effect ............................................................................................64 SECTION 3.04. Financial Information; No Material Adverse Change ...............................64 SECTION 3.05. Litigation ....................................................................................................65 SECTION 3.06. Compliance with ERISA............................................................................65 SECTION 3.07. Environmental Matters...............................................................................65 SECTION 3.08. Taxes ..........................................................................................................66 SECTION 3.09. Subsidiaries ................................................................................................66 SECTION 3.10. Not an Investment Company .....................................................................66 SECTION 3.11. Full Disclosure ...........................................................................................66 SECTION 3.12. Federal Reserve Regulations......................................................................66 SECTION 3.13. Anti-Corruption Laws and Sanctions.........................................................67 ARTICLE IV CONDITIONS SECTION 4.01. Effectiveness ..............................................................................................67 SECTION 4.02. Each Credit Event ......................................................................................68 SECTION 4.03. Joinder of and Initial Credit Event for each Borrowing Subsidiary ..........68 ARTICLE V COVENANTS SECTION 5.01. Information ................................................................................................69 SECTION 5.02. Payment of Obligations..............................................................................71 SECTION 5.03. Maintenance of Property; Insurance ..........................................................72 SECTION 5.04. Conduct of Business and Maintenance of Existence .................................72 SECTION 5.05. Compliance with Laws ..............................................................................72 SECTION 5.06. Inspection of Property, Books and Records ...............................................73 SECTION 5.07. Interest Coverage Ratio..............................................................................73 SECTION 5.08. Negative Pledge .........................................................................................73 SECTION 5.09. Consolidations, Mergers and Sales of Assets ............................................74 SECTION 5.10. Use of Proceeds..........................................................................................75 ARTICLE VI EVENTS OF DEFAULT SECTION 6.01. Events of Default .......................................................................................75 SECTION 6.02. Notice of Default........................................................................................77

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ARTICLE VII

THE AGENT

SECTION 7.01.	Appointment and Authorization	77
SECTION 7.02.	Agent and Affiliates	77
SECTION 7.03.	Action by Agent	78
SECTION 7.04.	Consultation with Experts	78
SECTION 7.05.	Liability of Agent	78
SECTION 7.06.	Credit Decision	79
SECTION 7.07.	Successor Agent	80
SECTION 7.08.	Arrangers, Syndication Agent and Documentation Agents	81
SECTION 7.09.	Agent Designees and Sub-Agents	81
SECTION 7.10.	Bankruptcy or Similar Process	81
SECTION 7.11.	Certain ERISA Matters	82
SECTION 7.12.	Erroneous Payments	83
SECTION 7.13.	Posting of Communications; Approved Borrower Portal	84

ARTICLE VIII

GUARANTEE

ARTICLE IX

MISCELLANEOUS

SECTION 9.01.	Notices	87
SECTION 9.02.	No Waivers	89
SECTION 9.03.	Expenses; Indemnification	89
SECTION 9.04.	Amendments and Waivers	90
SECTION 9.05.	Successors and Assigns	92
SECTION 9.06.	Collateral	96
SECTION 9.07.	Governing Law; Submission to Jurisdiction; Consent to Service of Process	96
SECTION 9.08.	Counterparts; Integration; Effectiveness; Electronic Execution	98
SECTION 9.09.	Survival	99
SECTION 9.10.	WAIVER OF JURY TRIAL	99
SECTION 9.11.	Conversion of Currencies	100
SECTION 9.12.	Interest Rate Limitation	100
SECTION 9.13.	Certain Notices	100
SECTION 9.14.	Confidentiality	101
SECTION 9.15.	No Fiduciary Relationship	102
SECTION 9.16.	Headings	102
SECTION 9.17.	Severability	102
SECTION 9.18.	Non-Public Information	102

iii

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SECTION 9.19.	Acknowledgment and Consent to Bail-In of Affected Financial Institutions	103
SECTION 9.20.	Acknowledgment Regarding any Supported QFCs	103

iv

i Schedules Schedule 2.01 Commitments Schedule 2.19 Borrowing Subsidiary Approved Jurisdictions Exhibits Exhibit A Form of Assignment and Assumption Exhibit B-1 Form of Borrowing Subsidiary Agreement Exhibit B-2 Form of Borrowing Subsidiary Termination Exhibit C Form of Accession Agreement Exhibit D Form of Note Exhibit E-1 Form of U.S. Tax Compliance Certificate for Non-U.S. Lenders that are not Partnerships for U.S. Federal Income Tax Purposes Exhibit E-2 Form of U.S. Tax Compliance Certificate for Non-U.S. Participants that are not Partnerships for U.S. Federal Income Tax Purposes Exhibit E-3 Form of U.S. Tax Compliance Certificate for Non-U.S. Participants that are Partnerships for U.S. Federal Income Tax Purposes Exhibit E-4 Form of U.S. Tax Compliance Certificate for Non-U.S. Lenders that are Partnerships for U.S. Federal Income Tax Purposes Exhibit F Form of Borrowing Subsidiary Opinion

364-DAY CREDIT AGREEMENT dated as of April 4, 2024 (this “Agreement”), among DOVER CORPORATION, the BORROWING SUBSIDIARIES from time to time party hereto, the LENDERS party hereto and JPMORGAN CHASE BANK, N.A., as administrative agent. The Company (such term, and each other capitalized term used and not otherwise defined in these recitals having the meaning assigned to it in Article I) has requested the Lenders to extend credit to enable the Borrowers to borrow on a revolving credit basis on and after the date hereof and at any time and from time to time prior to the Commitment Termination Date in an aggregate amount not in excess of the US Dollar Equivalent of US$500,000,000 at any time outstanding. The proceeds of borrowings hereunder are to be used for working capital and general corporate purposes. The Lenders are willing to extend such credit to the Borrowers on the terms and subject to the conditions herein set forth. Accordingly, the parties hereto agree as follows: ARTICLE I DEFINITIONS SECTION 1.01. Definitions. The following terms, as used herein, have the following meanings: “ABR”, when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate per annum determined by reference to the Alternate Base Rate. “Accession Agreement” has the meaning set forth in Section 2.07(d). “Acquisition” means any acquisition, or a series of related acquisitions, by the Company or any Subsidiary of (a) Equity Interests in any Person that is not the Company or a Subsidiary if, after giving effect thereto, such Person will become a Subsidiary (or will be merged with or into the Company or any Subsidiary) or (b) assets comprising all or substantially all the assets of (or all or substantially all the assets constituting a business unit, division, product line or line of business of) any Person. “Adjusted Daily Simple CORRA” means an interest rate per annum equal to (a) Daily Simple CORRA plus (b) 0.29547%; provided that if the Adjusted Daily Simple CORRA as so determined would be less than zero, such rate shall be deemed to be zero for the purposes of this Agreement. “Adjusted Daily Simple SOFR” means an interest rate per annum equal to (a) the Daily Simple SOFR plus (b) 0.10%; provided that if the Adjusted Daily Simple SOFR as so determined shall be less than zero, such rate shall be deemed to be zero.

2 “Adjusted Term CORRA” means, with respect to any Term CORRA Borrowing for any Interest Period, an interest rate per annum equal to (a) the Term CORRA for such Interest Period plus (b) (i) 0.29547%, in the case of an Interest Period of one (1) month or (ii) 0.32138%, in the case of an Interest Period of three (3) months; provided that if the Adjusted Term CORRA as so determined shall be less than zero, such rate shall be deemed to be zero. “Adjusted Term SOFR” means, with respect to any Term SOFR Borrowing for any Interest Period, an interest rate per annum equal to (a) the Term SOFR for such Interest Period plus (b) 0.10%; provided that if the Adjusted Term SOFR as so determined shall be less than zero, such rate shall be deemed to be zero. “Administrative Questionnaire” means, with respect to each Lender, an administrative questionnaire in the form supplied by the Agent and submitted to the Agent (and with a copy to the Company upon request by the Company) duly completed by such Lender. “Affected Financial Institution” means (a) any EEA Financial Institution or (b) any U.K. Financial Institution. “Affiliate” means, at any time, with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified at such time. “Agent” means JPMorgan in its capacity as administrative agent for the Lenders hereunder, and its successors in such capacity, together with, to the extent provided in Section 7.09, any Agent Designee. Unless the context requires otherwise, the term “Agent” shall include any Affiliate or branch of JPMorgan through which JPMorgan shall perform any of its obligations in such capacity hereunder. “Agent Designee” has the meaning set forth in Section 7.09. “Agreed Currencies” means US Dollars and each Designated Foreign Currency. “Agreement” has the meaning specified in the preamble hereto. “Agreement Currency” has the meaning set forth in Section 9.11(b). “Alternate Base Rate” means, for any day, a rate per annum equal to the greatest of (a) the Prime Rate in effect on such day, (b) the NYFRB Rate in effect on such day plus ½ of 1.00% per annum and (c) the Adjusted Term SOFR for a one (1) month Interest Period as published two (2) U.S. Government Securities Business Days prior to such day (or if such day is not a U.S. Government Securities Business Day, the immediately preceding U.S. Government Securities Business Day) plus 1.00% per annum. For purposes of clause (c) above, the Adjusted Term SOFR on any day shall be based on the Term SOFR Reference Rate at approximately 5:00 a.m., Chicago time, on such day (or any amended publication time for the Term SOFR Reference Rate, as specified by the CME Term SOFR

3 Administrator in the Term SOFR Reference Rate methodology); provided that if such rate shall be less than zero, such rate shall be deemed to be zero. Any change in the Alternate Base Rate due to a change in the Prime Rate, the NYFRB Rate or the Adjusted Term SOFR shall be effective from and including the effective date of such change in the Prime Rate, the NYFRB Rate or the Adjusted Term SOFR, as the case may be. If the Alternate Base Rate is being used as an alternate rate of interest pursuant to Section 2.12 (for the avoidance of doubt, only until the Benchmark Replacement with respect to Term SOFR has been determined pursuant to Section 2.12(b)), then the Alternate Base Rate shall be the greater of clauses (a) and (b) above and shall be determined without reference to clause (c) above. If the Alternate Base Rate, determined as set forth above, would be less than 1.00%, such rate shall be deemed to be 1.00% for purposes of this Agreement. “Ancillary Document” has the meaning assigned to it in Section 9.08(b). “Anti-Corruption Laws” means the United States Foreign Corrupt Practices Act of 1977, the U.K. Bribery Act 2010 and all other laws, rules, and regulations of any jurisdiction applicable to the Company and its Subsidiaries concerning or relating to bribery, money laundering or corruption. “Applicable Creditor” has the meaning set forth in Section 9.11(b). “Applicable Funding Account” means, as to each Borrower, the applicable account that shall be specified in a written notice signed by a Financial Officer of such Borrower and delivered to and approved by the Agent. “Applicable Parties” has the meaning set forth in Section 7.13(c). “Applicable Rate” means, for any day, with respect to any Term Benchmark Loan, any RFR Loan or any ABR Loan or the facility fees payable hereunder, as the case may be, the applicable rate per annum set forth below under the caption “Term Benchmark/RFR Spread”, “ABR Spread” or “Facility Fee Rate”, as the case may be, based upon the ratings by S&P and Moody’s, respectively, applicable on such date to the Index Debt: Index Debt Ratings Term Benchmark/RFR Spread ABR Spread Facility Fee Rate Category 1 A2/A or higher 0.825% 0.000% 0.050% Category 2 A3/A- 0.930% 0.000% 0.070% Category 3 Baa1/BBB+ 1.045% 0.045% 0.080% Category 4 Baa2/BBB 1.150% 0.150% 0.100% Category 5 Baa3/BBB- or lower 1.250% 0.250% 0.125%

4 For purposes of the foregoing, (i) if either Moody’s or S&P shall not have in effect a rating for the Index Debt (other than by reason of the circumstances referred to in the last sentence of this definition), then such rating agency shall be deemed to have established a rating in Category 5, (ii) if the ratings established or deemed to have been established by Moody’s and S&P for the Index Debt shall fall within different categories, the Applicable Rate shall be based on the higher of the two ratings, unless one of the two ratings is two or more categories lower than the other, in which case the Applicable Rate shall be determined by reference to the category next below that of the higher of the two ratings and (iii) if the ratings established or deemed to have been established by Moody’s and S&P for the Index Debt shall be changed (other than as a result of a change in the rating system of Moody’s or S&P), such change shall be effective as of the third Business Day following the date on which it is first announced by the applicable rating agency. Each change in the Applicable Rate shall apply during the period commencing on the effective date of such change and ending on the date immediately preceding the effective date of the next such change. If the rating system of Moody’s or S&P shall change, or if either such rating agency shall cease to be in the business of rating corporate debt obligations, the Company and the Lenders shall negotiate in good faith to amend this definition to reflect such changed rating system or the unavailability of ratings from such rating agency and, pending the effectiveness of any such amendment, the Applicable Rate shall be determined by reference to the rating most recently in effect prior to such change or cessation. “Applicable Time” means, with respect to any Borrowings and payments in any Designated Foreign Currency, the local time in the place of settlement for such Designated Foreign Currency as may be determined by the Agent to be necessary for timely settlement on the relevant date in accordance with normal banking procedures in the place of payment. “Approved Borrower Portal” means any electronic platform chosen by the Agent to be its electronic transmission system. “Approved Electronic Platform” means IntraLinksTM, DebtDomain, SyndTrak, ClearPar or any other electronic platform chosen by the Agent to be its electronic transmission system. “Approved Fund” means any Person (other than a natural person or a holding company, investment vehicle or trust for, or owned and operated for the primary benefit of, a natural person) that is engaged in making, purchasing, holding or investing in commercial loans and similar extensions of credit in the ordinary course of its business and that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender. “Arrangers” means JPMorgan Chase Bank, N.A., BofA Securities, Inc., HSBC Bank USA, National Association and ING Bank N.V., Dublin Branch, in their capacities as the joint lead arrangers and joint bookrunners for the credit facility provided for herein.

5 “Assignment and Assumption” means an assignment and assumption entered into by a Lender and an Eligible Assignee, with the consent of any Person whose consent is required by Section 9.05, and accepted by the Agent, in the form of Exhibit A or any other form (including electronic records generated by the use of an electronic platform) approved by the Agent. “Availability Period” means the period from and including the Effective Date to but excluding the earlier of the Commitment Termination Date and the date of termination of the Commitments. “Available Tenor” means, as of any date of determination and with respect to the then-current Benchmark for any Agreed Currency, any tenor for such Benchmark (or component thereof) or payment period for interest calculated with reference to such Benchmark (or component thereof), as applicable, that is or may be used for determining the length of an Interest Period for any term rate or otherwise for determining any frequency of making payments of interest calculated pursuant to this Agreement as of such date and not including, for the avoidance of doubt, any tenor for such Benchmark that is then-removed from the definition of “Interest Period” pursuant to Section 2.12(b)(iv). “Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution. “Bail-In Legislation” means (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time that is described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings). “Bankruptcy Event” means, with respect to any Person, that such Person has become the subject of a voluntary or involuntary bankruptcy or insolvency proceeding, or has had a receiver, conservator, trustee, administrator, custodian, assignee for the benefit of creditors or similar Person charged with the reorganization or liquidation of its business appointed for it, or, in the good faith determination of the Agent, has taken any action in furtherance of, or indicating its consent to, approval of or acquiescence in, any such proceeding or appointment or has had any order for relief in such proceeding entered in respect thereof; provided that, for the avoidance of doubt, a Bankruptcy Event shall not result solely by virtue of (i) any ownership interest, or the acquisition of any ownership interest, in such Person by a Governmental Authority or (ii) in the case of a solvent Lender, the precautionary appointment of an administrator, guardian, custodian or other similar official by a Governmental Authority under or based on the law of the country where such Lender is subject to home jurisdiction supervision if applicable law requires that such appointment not be publicly disclosed, in any such case where such action does not result

6 in or provide such Person with immunity from the jurisdiction of courts within the United States of America or from the enforcement of judgments or writs of attachment on its assets or permit such Person (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any agreements made by such Person. “Benchmark” means, initially, with respect to any Loan denominated in any Agreed Currency, the Relevant Rate for Loans denominated in such Agreed Currency; provided that if a Benchmark Transition Event and the related Benchmark Replacement Date have occurred with respect to the applicable Relevant Rate or the then-current Benchmark for such Agreed Currency, then “Benchmark” means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to Section 2.12(b). “Benchmark Replacement” means, for any Available Tenor, the first alternative set forth in the order below that can be determined by the Agent for the applicable Benchmark Replacement Date; provided that, in the case of any Loan denominated in a Designated Foreign Currency (other than Canadian Dollars), “Benchmark Replacement” shall mean the alternative set forth in clause (2) below: (1) (a) in the case of any Loan denominated in US Dollars, the Adjusted Daily Simple SOFR and (b) in the case of any Loan denominated in Canadian Dollars, the Adjusted Daily Simple CORRA; or (2) the sum of: (a) the alternate benchmark rate that has been selected by the Agent and the Company as the replacement for the then-current Benchmark for the applicable Corresponding Tenor giving due consideration to (i) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body and/or (ii) any evolving or then-prevailing market convention for determining a benchmark rate as a replacement for the then-current Benchmark for syndicated credit facilities denominated in the applicable Agreed Currency at such time in the United States and (b) the related Benchmark Replacement Adjustment; provided that, notwithstanding anything to the contrary in this Agreement or in any other Loan Document, upon the occurrence of a Term CORRA Reelection Event, and the delivery of a Term CORRA Notice, on the applicable Benchmark Replacement Date the “Benchmark Replacement”, in the case of any Loan denominated in Canadian Dollars, shall revert to and shall be deemed to be the Adjusted Term CORRA. If the Benchmark Replacement as determined pursuant to clause (1) or (2) above would be less than the Floor, the Benchmark Replacement will be deemed to be the Floor for the purposes of this Agreement and the other Loan Documents. “Benchmark Replacement Adjustment” means, with respect to any replacement of the then-current Benchmark with an Unadjusted Benchmark Replacement for any applicable Interest Period and Available Tenor for any setting of such Unadjusted Benchmark Replacement, the spread adjustment, or method for calculating or determining such spread adjustment (which may be a positive or negative value or zero) that has been

7 selected by the Agent and the Company for the applicable Corresponding Tenor giving due consideration to (a) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body on the applicable Benchmark Replacement Date and/or (b) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for syndicated credit facilities denominated in the applicable Agreed Currency at such time in the United States. “Benchmark Replacement Conforming Changes” means, with respect to any Benchmark Replacement, any Term SOFR Loan or Term CORRA Loan, any technical, administrative or operational changes (including changes to the definition of “Alternate Base Rate”, the definition of “Business Day”, the definition of “Interest Period”, the definition of “RFR Business Day”, the definition of “U.S. Government Securities Business Day”, timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, length of lookback periods, the applicability of breakage provisions, and other technical, administrative or operational matters) that the Agent determines in its reasonable discretion may be appropriate to reflect the adoption and implementation of such Benchmark and to permit the administration thereof by the Agent in a manner substantially consistent with market practice (or, if the Agent determines that adoption of any portion of such market practice is not administratively feasible or if the Agent determines that no market practice for the administration of the Benchmark exists, in such other manner of administration as the Agent determines is reasonably necessary in connection with the administration of this Agreement and the other Loan Documents). “Benchmark Replacement Date” means, with respect to any Benchmark, the earliest to occur of the following events with respect to such then-current Benchmark: (1) in the case of clause (1) or (2) of the definition of “Benchmark Transition Event”, the later of (a) the date of the public statement or publication of information referenced therein and (b) the date on which the administrator of such Benchmark (or the published component used in the calculation thereof) permanently or indefinitely ceases to provide all Available Tenors of such Benchmark (or such component thereof); (2) in the case of clause (3) of the definition of “Benchmark Transition Event”, the first date on which all Available Tenors of such Benchmark (or the published component used in the calculation thereof) has been or, if such Benchmark is a term rate, all Available Tenors of such Benchmark (or such component thereof) have been determined and announced by the regulatory supervisor for the administrator of such Benchmark (or such component thereof) to be no longer representative; provided that such non-representativeness will be determined by reference to the most recent statement or publication referenced in such clause (3) and even if such Benchmark (or such component thereof) or, if such

8 Benchmark is a term rate, any Available Tenor of such Benchmark (or such component thereof) continues to be provided on such date; or (3) in the case of a Term CORRA Reelection Event, the date that is 30 days after the date a Term CORRA Notice is provided to the Lenders and the Company pursuant to Section 2.12(b)(ii). For the avoidance of doubt, (i) if the event giving rise to the Benchmark Replacement Date occurs on the same day as, but earlier than, the Reference Time in respect of any determination, the Benchmark Replacement Date will be deemed to have occurred prior to the Reference Time for such determination and (ii) the “Benchmark Replacement Date” will be deemed to have occurred in the case of clause (1) or (2) with respect to any Benchmark upon the occurrence of the applicable event or events set forth therein with respect to all then-current Available Tenors of such Benchmark (or the published component used in the calculation thereof). “Benchmark Transition Event” means, with respect to any Benchmark, the occurrence of one or more of the following events with respect to such then-current Benchmark: (1) a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such administrator has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof), permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide such Benchmark (or component thereof) or, if such Benchmark is a term rate, any Available Tenor of such Benchmark (or such component thereof); (2) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof), the Board of Governors, the NYFRB, the CME Term SOFR Administrator, the central bank for the Agreed Currency applicable to such Benchmark, an insolvency official with jurisdiction over the administrator for such Benchmark (or such component), a resolution authority with jurisdiction over the administrator for such Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark (or such component), in each case, which states that the administrator of such Benchmark (or such component) has ceased or will cease to provide such Benchmark (or such component thereof) or, if such Benchmark is a term rate, all Available Tenors of such Benchmark (or such component thereof) permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide such Benchmark (or such component thereof) or, if such Benchmark is a term rate, any Available Tenor of such Benchmark (or such component thereof); or

9 (3) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such Benchmark (or such component thereof) or, if such Benchmark is a term rate, all Available Tenors of such Benchmark (or such component thereof) are no longer, or as of a specified future date will no longer be, representative. For the avoidance of doubt, a “Benchmark Transition Event” will be deemed to have occurred with respect to any Benchmark if a public statement or publication of information set forth above has occurred with respect to each then-current Available Tenor of such Benchmark (or the published component used in the calculation thereof). “Benchmark Unavailability Period” means, with respect to any Benchmark, the period (if any) (a) beginning at the time that a Benchmark Replacement Date has occurred if, at such time, no Benchmark Replacement has replaced such then-current Benchmark for all purposes hereunder and under any other Loan Document in accordance with Section 2.12(b) and (b) ending at the time that a Benchmark Replacement has replaced such then-current Benchmark for all purposes hereunder and under any other Loan Document in accordance with Section 2.12(b). “Beneficial Ownership Certification” means a certification regarding beneficial ownership or control as required by the Beneficial Ownership Regulation. “Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230. “Benefit Arrangement” means at any time an employee benefit plan within the meaning of Section 3(3) of ERISA which is not a Plan or a Multiemployer Plan and which is maintained or otherwise contributed to by any member of the ERISA Group. “Benefit Plan” means (a) an “employee benefit plan” (as defined in ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in and subject to Section 4975 of the Code or (c) any Person whose assets include (for purposes of ERISA Section 3(42) or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) the assets of any such “employee benefit plan” or “plan”. “BHC Act Affiliate” means, with respect to any Person, an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. § 1841(k)) of such Person. “Board of Governors” shall mean the Board of Governors of the Federal Reserve System of the United States. “BofA” means Bank of America, N.A. “Borrower” means the Company or any Borrowing Subsidiary. “Borrower Communications” means, collectively, any Notice of Borrowing, any Interest Election Request, any notice of prepayment, any notice of

10 termination or reduction of Commitments or any other demand, communication, information, document or other material provided by or on behalf of any of the Borrowers pursuant to this Agreement or the transactions contemplated herein that is distributed by any Borrower to the Agent, including through an Approved Borrower Portal. “Borrowing” means Loans of the same Class, Type and currency made, converted or continued on the same date and to the same Borrower and, in the case of Term Benchmark Loans, as to which a single Interest Period is in effect. “Borrowing Minimum” means (a) in the case of a Borrowing denominated in US Dollars, US$10,000,000 and (b) in the case of a Borrowing denominated in any Designated Foreign Currency, the smallest amount of such currency that is an integral multiple of 1,000,000 units of such currency and that has a US Dollar Equivalent in excess of US$10,000,000. “Borrowing Multiple” means (a) in the case of a Borrowing denominated in US Dollars, US$1,000,000 and (b) in the case of a Borrowing denominated in any Designated Foreign Currency, 1,000,000 units of such currency. “Borrowing Subsidiary” means, at any time, each Subsidiary that has been designated as, and became, a Borrowing Subsidiary pursuant to Section 2.19, and that has not ceased to be a Borrowing Subsidiary as provided in such Section. “Borrowing Subsidiary Agreement” means a Borrowing Subsidiary Agreement substantially in the form of Exhibit B-1. “Borrowing Subsidiary Approved Jurisdiction” means any jurisdiction listed on Schedule 2.19 or any other jurisdiction approved in writing by all of the Lenders to be a “Borrowing Subsidiary Approved Jurisdiction”. “Borrowing Subsidiary Termination” means a Borrowing Subsidiary Termination substantially in the form of Exhibit B-2. “Business Day” means any day that is not a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to remain closed; provided that (a) when used in connection with a Term SOFR Loan and any interest rate settings, fundings, disbursements, settlements or payments of such Term SOFR Loan or any other dealings in respect of Loans referencing the Adjusted Term SOFR, the term “Business Day” shall also exclude any day that is not a U.S. Government Securities Business Day, (b) when used in connection with any Loan denominated in Euro or the determination of the EURIBO Rate, the term “Business Day” shall also exclude any day that is not a TARGET Day, (c) when used in connection with any Loan denominated in Canadian Dollars or the calculation or computation of Term CORRA or the Canadian Prime Rate, the term “Business Day” shall also exclude any day on which banks are not open for business in Toronto, (d) when used in connection with any Loan denominated in Swedish Kronor or the determination of the STIBO Rate, the term “Business Day” shall also exclude any day on which banks are not open for business in Stockholm and (e) when used in connection with an RFR Loan and any interest rate settings, fundings,

11 disbursements, settlements or payments of such RFR Loan or any other dealings in the applicable currency of such RFR Loan, the term “Business Day” shall also exclude any day that is not an RFR Business Day. “Canadian Dollars” or “C$” means the lawful money of Canada. “Canadian Prime Rate” means, on any day, the rate equal to the PRIMCAN Index rate that appears on the Bloomberg screen at 10:15 a.m., Toronto time, on such day (or, in the event that the PRIMCAN Index is not published by Bloomberg, any other information services that publishes such index from time to time, as selected by the Agent in its reasonable discretion); provided that if the above rate shall be less than 1.00%, such rate shall be deemed to be 1.00% for purposes of this Agreement. Any change in the Canadian Prime Rate due to a change in the PRIMCAN Index shall be effective from and including the effective date of such change in the PRIMCAN Index. “Capital Lease”, as applied to any Person, means any lease of any property (whether real, personal or mixed) by such Person as lessee which, in accordance with GAAP, is or should be accounted for as a capital lease or finance lease on the balance sheet of that Person. “CBR Loan” means a Loan that bears interest at a rate determined by reference to the Central Bank Rate or the Canadian Prime Rate. “CBR Spread” means, with respect to any CBR Loan at any time, the Applicable Rate that would be applicable at such time to the Loan that was converted into such CBR Loan in accordance herewith. “Central Bank Rate” means the greater of (a)(i)(A) for any Loan denominated in Euro, one of the following three (3) rates as may be selected by the Agent in its reasonable discretion: (1) the fixed rate for the main refinancing operations of the European Central Bank (or any successor thereto) or, if that rate is not published, the minimum bid rate for the main refinancing operations of the European Central Bank (or any successor thereto), each as published by the European Central Bank (or any successor thereto) from time to time, (2) the rate for the marginal lending facility of the European Central Bank (or any successor thereto), as published by the European Central Bank (or any successor thereto) from time to time, or (3) the rate for the deposit facility of the central banking system of the Participating Member States, as published by the European Central Bank (or any successor thereto) from time to time, (B) for any Loan denominated in Sterling, the Bank of England’s (or any successor thereto’s) “Bank Rate” as published by the Bank of England (or any successor thereto) from time to time and (C) for any Loan denominated in any other Designated Foreign Currency, a central bank rate as determined by the Agent in its reasonable discretion; plus (ii) the applicable Central Bank Rate Adjustment and (b) zero. “Central Bank Rate Adjustment” means, for any day, (a) for any Loan denominated in Euro, a rate equal to the difference (which may be a positive or negative value or zero) of (i) the average of the EURIBO Rate for the five (5) most recent Business

12 Days preceding such day for which the EURIBO Screen Rate was available (excluding, from such average, the highest and the lowest EURIBO Rate applicable during such period of five (5) Business Days) minus (ii) the Central Bank Rate in respect of Euro in effect on the last Business Day in such period, (b) for any Loan denominated in Sterling, a rate equal to the difference (which may be a positive or negative value or zero) of (i) the average of Daily Simple SONIA for the five (5) most recent RFR Business Days preceding such day for which Daily Simple SONIA was available (excluding, from such average, the highest and the lowest such Daily Simple SONIA applicable during such period of five (5) RFR Business Days) minus (ii) the Central Bank Rate in respect of Sterling in effect on the last RFR Business Day in such period and (c) for any Loan denominated in any other Designated Foreign Currency, a Central Bank Rate Adjustment as determined by the Agent in its reasonable discretion. For purposes of this definition, (x) the term Central Bank Rate shall be determined disregarding clause (a)(ii) of the definition of such term and (y) the EURIBO Rate on any day shall be based on the EURIBO Screen Rate on such day at approximately the time referred to in the definition of such term for deposits in Euro for a maturity of one month. “Change in Control” means (a) the acquisition of ownership, directly or indirectly, beneficially or of record, by any Person or group (within the meaning of the Securities Exchange Act of 1934 and the rules of the Securities and Exchange Commission thereunder as in effect on the Effective Date), of Equity Interests representing more than 30% of either the aggregate ordinary voting power or the aggregate equity value represented by the issued and outstanding Equity Interests of the Company or (b) during any period of 12 consecutive months after the Effective Date, a majority of the members of the board of directors of the Company cease (other than by reason of death or disability) to be composed of individuals (a) who were members of the board on the first day of such period, (b) whose election, appointment or nomination to the board was approved by individuals referred to in clause (a) above constituting at the time of such election or nomination at least a majority of the board; or (c) whose election, appointment or nomination to the board was approved by individuals referred to in clauses (a) and/or (b) above constituting at the time of such election or nomination at least a majority of the board. For purposes of determining a majority of the members of the board of directors, vacant seats shall not be included. “Change in Law” means the occurrence, after the Effective Date, of any of the following: (a) the adoption or taking effect of any rule, regulation, treaty or other law, (b) any change in any rule, regulation, treaty or other law or in the administration, interpretation, implementation or application thereof by any Governmental Authority or (c) the making or issuance of any request, rule, guideline or directive (whether or not having the force of law) by any Governmental Authority; provided that, notwithstanding anything herein to the contrary, (i) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or made or issued in connection therewith and (ii) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change in Law”, regardless of the date enacted, adopted, promulgated or issued.

13 “Charges” has the meaning set forth in Section 9.12. “Claims” has the meaning set forth in Section 2.16(c). “Class”, when used in reference to (a) any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are Tranche One Loans or Tranche Two Loans, (b) any Commitment, refers to whether such Commitment is a Tranche One Commitment or a Tranche Two Commitment, and (c) any Lender, refers to whether such Lender has a Loan or Commitment of a particular Class. “CME Term SOFR Administrator” means CME Group Benchmark Administration Limited as administrator of the forward-looking term Secured Overnight Financing Rate (SOFR) (or a successor administrator). “Commitments” means the Tranche One Commitments and the Tranche Two Commitments. “Commitment Termination Date” means April 3, 2025; provided that if such date shall not be a Business Day, then the “Commitment Termination Date” shall be the immediately preceding Business Day. “Communications” means, collectively, any notice, demand, communication, information, document or other material provided by or on behalf of any Borrower pursuant to any Loan Document or the transactions contemplated therein that is distributed to the Agent or any Lender by means of electronic communications pursuant to Section 9.01, including through an Approved Electronic Platform. “Company” means Dover Corporation, a Delaware corporation, and its successors and permitted assigns in accordance with Section 9.05. “Connection Income Taxes” means Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes. “Consolidated EBITDA” means, for any period, Consolidated Net Income for such period, plus (a) without duplication and to the extent deducted in determining such Consolidated Net Income, the sum of (i) Consolidated Net Interest Expense for such period, (ii) consolidated income tax expense for such period, (iii) all amounts attributable to depreciation and amortization for such period, (iv) any extraordinary non-cash charges for such period and (v) any non-cash charges for such period related to plant closings or other restructurings of operations or to the writedown of assets (excluding, for the avoidance of doubt, any additions to bad debt reserves or bad debt expense and any such non-cash charge to the extent it represents an accrual of or a reserve for cash expenditures in any future period), and minus (b) without duplication and to the extent included in determining such Consolidated Net Income, any extraordinary gains for such period, all determined on a consolidated basis in accordance with GAAP.

14 “Consolidated Net Income” means, for any period, the net income or loss of the Company and its Consolidated Subsidiaries for such period determined on a consolidated basis in accordance with GAAP (but excluding therefrom any portion thereof attributable to any non-controlling interest in any Consolidated Subsidiary); provided that there shall be excluded (a) the income of any Consolidated Subsidiary in which any Person (other than the Company or any Subsidiary or any director holding qualifying shares in compliance with applicable law) owns an Equity Interest, except to the extent that the organizational documents and indentures, agreements and other instruments binding upon such Consolidated Subsidiary do not restrict the ability of such Consolidated Subsidiary to declare and pay dividends or other distributions to the Company or any of the Subsidiaries in an amount at least equal to such income, (b) the income or loss of any Person accrued prior to the date it becomes a Consolidated Subsidiary or is merged into or consolidated with the Company or any Consolidated Subsidiary or the date that such Person’s assets are acquired by the Company or any Consolidated Subsidiary and (c) without limiting anything in Section 1.02, the net impact of cumulative changes to GAAP. “Consolidated Net Interest Expense” means, for any period, total interest expense (including that properly attributable to Capital Leases in accordance with GAAP and amortization of debt discount and debt issuance costs) of the Company and its Consolidated Subsidiaries determined on a consolidated basis in accordance with GAAP, including all capitalized interest, all commissions, discounts and other fees and charges owed with respect to letters of credit and bankers’ acceptance financings and net costs under interest rate protection agreements (including amortization of discount) all as determined on a consolidated basis in accordance with GAAP, minus the total interest income of the Company and its Consolidated Subsidiaries for such period determined on a consolidated basis in accordance with GAAP. “Consolidated Net Worth” means at any date the consolidated total stockholders’ equity of the Company and its Consolidated Subsidiaries determined as of such date on a consolidated basis in accordance with GAAP. “Consolidated Subsidiary” means at any date any Subsidiary or other entity the accounts of which would be consolidated with those of the Company in its consolidated financial statements if such statements were prepared as of such date in accordance with GAAP. “Control” means, for a specified Person, the possession, directly or indirectly through one or more intermediaries, of the power to direct or cause the direction of the management or policies of another Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling”, “Controlled” and “Controls” have meanings correlative thereto. “CORRA” means the Canadian Overnight Repo Rate Average administered and published by the Bank of Canada (or any successor administrator). “CORRA Administrator” means the Bank of Canada (or any successor administrator).

15 “Corresponding Tenor” with respect to any Available Tenor means, as applicable, either a tenor (including overnight) or an interest payment period having approximately the same length (disregarding Business Day adjustment) as such Available Tenor. “Covered Entity” means (a) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (b) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (c) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b). “Covered Party” has the meaning set forth in Section SECTION 9.20(b). “Credit Exposure” means a Tranche One Credit Exposure or a Tranche Two Credit Exposure. “Daily Simple CORRA” means, for any day (a “CORRA Rate Day”), a rate per annum equal to CORRA for the day (such day, “CORRA Determination Date”) that is five (5) RFR Business Days prior to (a) if such CORRA Rate Day is an RFR Business Day, such CORRA Rate Day or (b) if such CORRA Rate Day is not an RFR Business Day, the RFR Business Day immediately preceding such CORRA Rate Day, in each case, as such CORRA is published by the CORRA Administrator on the CORRA Administrator’s website. Any change in Daily Simple CORRA due to a change in CORRA shall be effective from and including the effective date of such change in CORRA without notice to any Borrower. If by 5:00 p.m., Toronto time, on any given CORRA Determination Date, CORRA in respect of such CORRA Determination Date has not been published on the CORRA Administrator’s website and a Benchmark Replacement Date with respect to the Daily Simple CORRA has not occurred, then CORRA for such CORRA Determination Date will be CORRA as published in respect of the immediately preceding RFR Business Day for which such CORRA was published on the CORRA Administrator’s website, so long as such first preceding RFR Business Day is not more than five (5) Business Days prior to such CORRA Determination Date. “Daily Simple CORRA Borrowing” means a Borrowing comprised of Daily Simple CORRA Loans. “Daily Simple CORRA Loan” means a Loan that bears interest at a rate determined by reference to the Adjusted Daily Simple CORRA. “Daily Simple RFR” means, for any day, (a) with respect to any Loan denominated in US Dollars, the Adjusted Daily Simple SOFR for such day, (b) with respect to any Loan denominated in Sterling, the Daily Simple SONIA for such day and (c) with respect to any Loan denominated in Canadian Dollars, the Adjusted Daily Simple CORRA for such day. “Daily Simple SOFR” means, for any day (a “SOFR Rate Day”), an interest rate per annum equal to SOFR for the day (such day, “SOFR Determination Date”) that is five (5) RFR Business Days prior to (a) if such SOFR Rate Day is an RFR Business Day, such SOFR Rate Day or (b) if such SOFR Rate Day is not an RFR Business Day, the RFR

16 Business Day immediately preceding such SOFR Rate Day, in each case, as such SOFR is published by the SOFR Administrator on the SOFR Administrator’s Website. Any change in Daily Simple SOFR due to a change in SOFR shall be effective from and including the effective date of such change in SOFR without notice to any Borrower. If by 5:00 p.m., New York City time, on the second RFR Business Day immediately following any SOFR Determination Date, SOFR in respect of such SOFR Determination Date has not been published on the SOFR Administrator’s Website and a Benchmark Replacement Date with respect to the Daily Simple SOFR has not occurred, then SOFR for such SOFR Determination Date will be SOFR as published in respect of the immediately preceding RFR Business Day for which such SOFR was published on the SOFR Administrator’s Website. “Daily Simple SOFR Borrowing” means a Borrowing comprised of Daily Simple SOFR Loans. “Daily Simple SOFR Loan” means a Loan that bears interest at a rate determined by reference to the Adjusted Daily Simple SOFR. “Daily Simple SONIA” means, for any day (a “SONIA Rate Day”) with respect to any Loan denominated in Sterling, an interest rate per annum equal to the greater of (a) SONIA for the day that is five (5) RFR Business Days prior to (i) if such SONIA Rate Day is an RFR Business Day, such SONIA Rate Day or (ii) if such SONIA Rate Day is not an RFR Business Day, the RFR Business Day immediately preceding such SONIA Rate Day and (b) zero. Any change in Daily Simple SONIA due to a change in SONIA shall be effective from and including the effective date of such change in SONIA without notice to any Borrower. “Debt” of any Person means at any date, without duplication, (a) all obligations of such Person for borrowed money, (b) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, (c) all obligations of such Person to pay the deferred purchase price of property or services, except trade accounts payable arising in the ordinary course of business, (d) all obligations of such Person as lessee under Capital Leases, (e) all non-contingent obligations of such Person to reimburse any bank or other Person in respect of amounts which, at such date, have been paid under a letter of credit or similar instrument, (f) all Debt secured by a Lien on any asset of such Person, whether or not such Debt is otherwise an obligation of such Person, and (g) all Debt of others Guaranteed by such Person. “Default” means any condition or event which constitutes an Event of Default or which with the giving of notice or lapse of time or both would, unless cured or waived, become an Event of Default. “Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable. “Defaulting Lender” means any Lender that (a) has failed, within two (2) Business Days of the date required to be funded or paid, (i) to fund any portion of its Loans

17 or (ii) to pay to the Agent or any Lender any other amount required to be paid by it hereunder, unless, in the case of clause (i) above, such Lender notifies the Agent in writing that such failure is the result of such Lender’s good faith determination that a condition precedent to funding (specifically identified in such writing, including, if applicable, by reference to a specific Default) has not been satisfied, (b) has notified the Company, the Agent or any Lender in writing, or has made a public statement, to the effect that it does not intend or expect to comply with any of its funding obligations under this Agreement (unless such writing or public statement indicates that such position is based on such Lender’s good-faith determination that a condition precedent (specifically identified in such writing, including, if applicable, by reference to a specific Default) to funding a Loan cannot be satisfied) or generally under other agreements in which it commits to extend credit, (c) has failed, within three (3) Business Days after request by the Agent made in good faith, to provide a certification in writing from an authorized officer of such Lender that it will comply with its obligations (and is financially able to meet such obligations as of the date of certification) to fund prospective Loans under this Agreement, provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon such requesting party’s receipt of such certification in form and substance satisfactory to the requesting Person and the Agent, (d) has become the subject of a Bankruptcy Event or (e) has become the subject of a Bail-In Action. “Designated Foreign Currency” means Euro, Sterling, Canadian Dollars and Swedish Kronor. “Documentation Agents” means HSBC and ING, in their capacities as the co-documentation agents for the credit facility provided for herein. “Domestic Subsidiary” means any Subsidiary organized under the laws of the United States of America, any State thereof or the District of Columbia. “EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country that is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country that is a parent of an institution described in clause Error! Reference source not found. above or (c) any financial institution established in an EEA Member Country that is a subsidiary of an institution described in clause Error! Reference source not found. or Error! Reference source not found. above and is subject to consolidated supervision with its parent. “EEA Member Country” means any member state of the European Union, Iceland, Liechtenstein and Norway. “EEA Resolution Authority” means any public administrative authority or any Person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution. “Effective Date” means the date on which the conditions set forth in Section 4.01 shall be satisfied or waived.

18 “Electronic Signature” means an electronic signature, sound, symbol or process attached to, or associated with, a contract or other record and adopted by a Person with the intent to sign, authenticate or accept such contract or record. “Eligible Assignee” means (a) a Lender, (b) an Affiliate of a Lender, (c) an Approved Fund and (d) any other Person, other than, in each case, a natural person (or a holding company, investment vehicle or trust for, or owned and operated for the primary benefit of, a natural person), or the Company or any Subsidiary. “Environmental Laws” means any and all federal, state, local and foreign governmental (whether executive, legislative or judicial) statutes, laws, judicial decisions, regulations, ordinances, rules, judgments, orders, decrees, plans, injunctions, permits, concessions, grants, franchises, licenses, agreements and other governmental restrictions relating to the environment, the effect of the environment or exposure to Hazardous Substances on human health or to emissions, discharges or releases of pollutants, contaminants, Hazardous Substances or wastes into the environment including, without limitation, ambient air, surface water, ground water, or land, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants, Hazardous Substances or wastes or the clean-up or other remediation thereof. “Equity Interests” means shares of capital stock, partnership interests, membership interests in a limited liability company, beneficial interests in a trust or other equity ownership interests in a Person, and any warrants, options or other rights entitling the holder thereof to purchase or acquire any such equity interests (other than, prior to the date of conversion, Debt that is convertible into any such Equity Interests). “ERISA” means the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations promulgated thereunder. “ERISA Group” means the Company, any Consolidated Subsidiary and all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control which, together with the Company or any Consolidated Subsidiary, are treated as a single employer under Section 414(b) or (c) of the Internal Revenue Code. “EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time. “EURIBO Rate” means, with respect to any EURIBO Rate Borrowing for any Interest Period, the EURIBO Screen Rate at approximately 11:00 a.m., Brussels time, two (2) TARGET Days prior to the commencement of such Interest Period. “EURIBO Screen Rate” means the euro interbank offered rate administered by the European Money Markets Institute (or any other Person that takes over the administration of such rate) for the applicable period, as displayed (before any correction, recalculation or republication by the administrator) on the Reuters screen page that displays

19 such rate (currently EURIBOR01) (or, in the event such rate does not appear on a page of the Reuters screen, on the appropriate page of such other information service that publishes such rate as shall be selected by the Agent from time to time in its reasonable discretion). “EURIBOR”, when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the EURIBO Rate. “Euro” or “€” means the lawful currency of the member states of the European Union that have adopted a single currency in accordance with applicable law or treaty. “Events of Default” has the meaning set forth in Section 6.01. “Exchange Rate” means on any day, for purposes of determining the US Dollar Equivalent of an amount denominated in any currency other than US Dollars, the rate at which such other currency may be exchanged into US Dollars at the time of determination on such day as last provided (either by publication or as may otherwise be provided to the Agent) by the applicable Reuters source on the Business Day (determined based on New York City time) immediately preceding such day of determination (or, if a Reuters source ceases to be available or Reuters ceases to provide such rate of exchange, as last provided by such other publicly available information service that provides such rate of exchange at such time as shall be selected by the Agent from time to time in its reasonable discretion). “Exchange Rate Date” means (a) with respect to any Loan denominated in a Designated Foreign Currency, each of (i) the date of the borrowing of such Loan and (ii)(A) with respect to any Term Benchmark Loan, each date of a conversion into or continuation of such Loan pursuant to the terms of this Agreement and (B) with respect to any RFR Loan, each date that is on the numerically corresponding day in each calendar month that is one month after the date of the borrowing of, or conversion to, such Loan (or, if there is no such numerically corresponding day in such month, then the last day of such month) and (b) if an Event of Default has occurred and is continuing, any other Business Day designated as an Exchange Rate Date by the Agent in its sole discretion or upon instruction of the Required Lenders. “Excluded Taxes” means any of the following Taxes imposed on or with respect to a Recipient or required to be withheld or deducted from a payment to a Recipient: (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes and branch profits Taxes, in each case, (i) imposed as a result of such Recipient being organized under the laws of, or having its principal office or, in the case of any Lender, its applicable lending office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) in the case of a Lender, U.S. federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in a Loan or Commitment or under any Loan Document pursuant to a law in effect on the date on which (i) such Lender becomes a party hereto (other than pursuant to an assignment requested by the Company under

20 Section 2.17(b)) or (ii) such Lender changes its lending office, except in each case to the extent that, pursuant to Section 2.15, amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender acquired the applicable interest in such Loan or Commitment or to such Lender immediately before it changed its lending office, (c) Taxes attributable to such Recipient’s failure to comply with Section 2.15(f) and (d) any U.S. federal withholding Taxes imposed under FATCA. “Existing 364-Day Credit Agreement” means the 364-Day Credit Agreement dated as of April 6, 2023, among the Company, the Borrowing Subsidiaries party thereto, the lenders party thereto and JPMorgan, as administrative agent. “FATCA” means Sections 1471 through 1474 of the Internal Revenue Code, as of the Effective Date (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof, any agreement entered into pursuant to Section 1471(b)(1) of the Internal Revenue Code and any intergovernmental agreement entered into in connection with the implementation of the foregoing. “Federal Funds Effective Rate” means, for any day, the rate calculated by the NYFRB based on such day’s federal funds transactions by depository institutions, as determined in such manner as shall be set forth on the NYFRB’s Website from time to time, and published on the next succeeding Business Day by the NYFRB as the effective federal funds rate; provided that if such rate shall be less than zero, such rate shall be deemed to be zero for all purposes of this Agreement. “Financial Officer” means, with respect to any Person, the chief financial officer, principal accounting officer, treasurer, controller or assistant treasurer of the such Person. “Floor” means the benchmark rate floor, if any, provided in this Agreement initially (as of the Effective Date, the further modification, amendment or renewal of this Agreement or otherwise) with respect to the Relevant Rate. “Foreign Lender” means (a) if a Borrower is a U.S. Person, then a Lender, with respect to such Borrower, that is not a U.S. Person, and (b) if a Borrower is not a U.S. Person, then a Lender, with respect to such Borrower, that is resident for tax purposes or organized under the laws of a jurisdiction other than that in which such Borrower is resident for tax purposes. “Foreign Subsidiary” means any Subsidiary that is not a Domestic Subsidiary. “GAAP” means generally accepted accounting principles applied in the United States, as in effect, subject to Section 1.02, from time to time. “Governmental Authority” means the government of the United States of America, any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity

21 exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national body exercising such powers or functions, such as the European Union or the European Central Bank). “Guarantee” by any Person means any obligation, contingent or otherwise, of such Person directly or indirectly guaranteeing any Debt of any other Person and, without limiting the generality of the foregoing, any obligation, direct or indirect, contingent or otherwise, of such Person (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Debt (whether arising by virtue of partnership arrangements, by agreement to keep-well, to purchase assets, goods, securities or services, to take-or-pay, or to maintain financial statement conditions or otherwise) or (b) entered into for the purpose of assuring in any other manner the obligee of such Debt of the payment thereof or to protect such obligee against loss in respect thereof (in whole or in part); provided that the term Guarantee shall not include endorsements for collection or deposit in the ordinary course of business. The term “Guarantee” used as a verb has a corresponding meaning. “Guaranteed Parties” means (a) each Lender, (b) the Agent, (c) each Arranger, (d) each counterparty to any Hedging Agreement that obligations under which constitute Obligations, (e) the express beneficiaries of each indemnification obligation undertaken by any Borrower under any Loan Document and (f) the successors and permitted assigns of each of the foregoing. “Hazardous Substances” means any toxic, radioactive, caustic or otherwise hazardous substance, including but not limited to asbestos and petroleum, and its derivatives and by-products. “Hedging Agreement” means any interest rate protection agreement, foreign currency exchange agreement, currency swap agreement, commodity price protection agreement or other interest or currency exchange rate or commodity price hedging arrangement. The “principal amount” of any Hedging Agreement of the Company or any Subsidiary at any time shall be deemed to be the aggregate amount at such time of the payments that would be required to be made by the Company or such Subsidiary in the event of any early termination at such time of such Hedging Agreement. “HSBC” means HSBC Bank USA, National Association. “Increasing Lender” has the meaning set forth in Section 2.07(d). “Indemnified Taxes” means (a)Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of any Borrower under any Loan Document and (b) to the extent not otherwise described in clause Error! Reference source not found. of this definition, Other Taxes. “Indemnitee” has the meaning set forth in Section 9.03(b).

22 “Index Debt” means senior, unsecured, long-term indebtedness for borrowed money of the Company that is not guaranteed by any other Person or subject to any other credit enhancement. “ING” means ING Bank N.V., Dublin Branch. “Interest Election Request” means a request by the applicable Borrower (or the Company on behalf of the applicable Borrowing Subsidiary) to convert or continue a Borrowing in accordance with Section 2.06, which shall be substantially in the form approved by the Agent and separately provided to the Company. “Interest Payment Date” means (a) with respect to any ABR Loan, the last day of each March, June, September and December, (b) with respect to any RFR Loan, each date that is on the numerically corresponding day in each calendar month that is one month after the date of the Borrowing of which such Loan is a part (or, if there is no such numerically corresponding day in such month, then the last day of such month) and (c) with respect to any Term Benchmark Loan, the last day of the Interest Period applicable to the Borrowing of which such Loan is a part and, in the case of a Term Benchmark Borrowing with an Interest Period of more than three (3) months’ duration, each day prior to the last day of such Interest Period that occurs at intervals of three (3) months’ duration after the first day of such Interest Period. “Interest Period” means, with respect to any Term Benchmark Borrowing, the period commencing on the date of such Borrowing and ending on the numerically corresponding day in the calendar month that is one (1), three (3) or six (6) months thereafter (provided that six (6) month interest period shall not be available for Term CORRA Borrowings and in each case, subject to availability for the Benchmark applicable for any Agreed Currency), as the applicable Borrower (or the Company on behalf of the applicable Borrowing Subsidiary) may elect; provided that (a) if any Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day, (b) any Interest Period that commences on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the last calendar month of such Interest Period) shall end on the last Business Day of the last calendar month of such Interest Period and (c) no tenor that has been removed from this definition pursuant to Section 2.12(b)(iv) shall be available for specification in any Notice of Borrowing or any Interest Election Request. For purposes hereof, the date of a Borrowing initially shall be the date on which such Borrowing is made and thereafter shall be the effective date of the most recent conversion or continuation of such Borrowing. “Internal Revenue Code” means the Internal Revenue Code of 1986, as amended, or any successor statute. “JPMorgan” means JPMorgan Chase Bank, N.A. “Judgment Currency” has the meaning set forth in Section 9.11(b).

23 “Lender” means each Person listed on Schedule 2.01 and any other Person that shall have become a party hereto pursuant to an Assignment and Assumption or as provided in Section 2.07(d), other than any such Person that shall have ceased to be a party hereto pursuant to Section 9.05(c). “Lender-Related Person” means the Agent, each Arranger, each Lender and the respective Related Parties of the foregoing. “Liabilities” means any losses, costs, damages or liabilities of any kind. “Lien” means, with respect to any asset, any mortgage, lien, pledge, charge or security interest, or any encumbrance or other type of preferential arrangement that has the practical effect of creating a security interest, in respect of such asset. For the purposes of this Agreement, the Company or any Subsidiary shall be deemed to own subject to a Lien any asset which it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, Capital Lease or other title retention agreement relating to such asset. “Loan” means a loan made by a Lender to a Borrower hereunder. “Loan Documents” means this Agreement, each Borrowing Subsidiary Agreement, each Borrowing Subsidiary Termination, each Accession Agreement, each written agreement referred to in Section 2.07(d) and, other than for purposes of Section 9.04, each promissory note delivered pursuant to this Agreement. “Mandatory Restrictions” has the meaning set forth in Section 1.08. “Material Debt” means (other than any amounts owed hereunder) Debt of the Company and/or one or more of its Subsidiaries, arising in one or more related or unrelated transactions, in an aggregate principal amount the US Dollar equivalent of which exceeds US$150,000,000. “Material Plan” means at any time a Plan or Plans having aggregate Unfunded Liabilities in excess of US$150,000,000. “Material Subsidiary” means at any time (a) any Borrowing Subsidiary or (b) any other Subsidiary, except, in the case of this clause (b), Subsidiaries which, if aggregated and considered as a single Subsidiary, would not meet the definition of a “significant subsidiary” contained as of the date hereof in Regulation S-X of the Securities and Exchange Commission. “Maturity Date” means the Commitment Termination Date, except that if the Maturity Date shall have been extended by the Company’s election of the Term-Out Option, then the Maturity Date shall be April 3, 2026 (or if such date shall not be a Business Day, the immediately preceding Business Day). “Maximum Rate” has the meaning set forth in Section 9.12.

24 “MNPI” means material information concerning the Company and the Subsidiaries or their respective securities that has not been disseminated in a manner making it available to investors generally, within the meaning of Regulation FD under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. For purposes of this definition, “material information” means information concerning the Company, the Subsidiaries or any of their respective securities that could reasonably be expected to be material for purposes of the United States federal and state securities laws. “Moody’s” means Moody’s Investors Service, Inc., and any successor to its rating agency business. “Multiemployer Plan” means at any time a multiemployer plan within the meaning of Section 4001(a)(3) of ERISA to which (a) any member of the ERISA Group is then making or accruing an obligation to make contributions or (b) at any time within the preceding five (5) plan years, any Person, which was at such time a member of the ERISA Group, made contributions. “Non-Defaulting Lender” means, at any time, any Lender that is not a Defaulting Lender at such time. “Notice of Borrowing” means a request by the applicable Borrower (or the Company on behalf of the applicable Borrowing Subsidiary) for a Borrowing in accordance with Section 2.03, which shall be substantially in the form approved by the Agent and separately provided to the Company. “NYFRB” means the Federal Reserve Bank of New York. “NYFRB Rate” means, for any day, the greater of (a) the Federal Funds Effective Rate in effect on such day and (b) the Overnight Bank Funding Rate in effect on such day (or for any day that is not a Business Day, for the immediately preceding Business Day); provided that if none of such rates are published for any day that is a Business Day, the term “NYFRB Rate” means the rate for a federal funds transaction quoted at 11:00 a.m., New York City time, on such day received by the Agent from a federal funds broker of recognized standing selected by it; provided, further, that if any of the aforesaid rates as so determined be less than zero, such rate shall be deemed to be zero. “NYFRB’s Website” means the website of the NYFRB at http://www.newyorkfed.org, or any successor source. “Obligations” means (a)(i) the principal of and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Loans, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise and (ii) all other monetary obligations, including fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), of any Borrower under this Agreement or any

25 other Loan Document and (b) all obligations of the Borrowing Subsidiaries under each Hedging Agreement (i) existing on the Effective Date with a counterparty that is the Agent or a Lender on such date (or an Affiliate of the Agent or such a Lender) or (ii) entered into with a counterparty that was the Agent or a Lender or an Affiliate of the Agent or a Lender at the time such Hedging Agreement was entered into. “Other Connection Taxes” means, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Taxes (other than connections arising from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Loan or Loan Document). “Other Taxes” means all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment made pursuant to Section 2.17). “Overnight Bank Funding Rate” means, for any day, the rate comprised of both overnight federal funds and overnight eurodollar transactions denominated in US Dollars by U.S.-managed banking offices of depository institutions, as such composite rate shall be determined by the NYFRB as set forth on the NYFRB’s Website from time to time, and published on the next succeeding Business Day by the NYFRB as an overnight bank funding rate. “Overnight Rate” means, for any day, (a) with respect to any amount denominated in US Dollars, the greater of (i) the NYFRB Rate and (ii) an overnight rate reasonably determined by the Agent in accordance with banking industry rules on interbank compensation and (b) with respect to any amount denominated in any other currency, an overnight rate determined by the Agent in accordance with banking industry rules on interbank compensation. “Participant” has the meaning set forth in Section 9.05(b). “Participant Register” has the meaning set forth in Section 9.05(b). “Participating Member State” means any member state of the European Union that has the Euro as its lawful currency in accordance with legislation of the European Union relating to Economic and Monetary Union. “Payment” has the meaning set forth in Section 7.12(a). “Payment Notice” has the meaning set forth in Section 7.12(b).

26 “PBGC” means the Pension Benefit Guaranty Corporation or any entity succeeding to any or all of its functions under ERISA. “Person” means an individual, a corporation, a limited liability company, a partnership, an association, a trust or any other entity or organization, including a Governmental Authority. “Plan” means at any time an employee pension benefit plan (other than a Multiemployer Plan) which is covered by Title IV of ERISA or subject to the minimum funding standards under Section 412 of the Internal Revenue Code and either (a) is sponsored, maintained, or contributed to, by any member of the ERISA Group for employees of any member of the ERISA Group or (b) has at any time within the preceding five (5) years been sponsored, maintained, or contributed to, by any Person which was at such time a member of the ERISA Group for employees of any Person which was at such time a member of the ERISA Group. “Prime Rate” means the rate of interest last quoted by The Wall Street Journal as the “Prime Rate” in the United States or, if The Wall Street Journal ceases to quote such rate, the highest per annum interest rate published by the Board of Governors in Federal Reserve Statistical Release H.15 (519) (Selected Interest Rates) as the “bank prime loan” rate or, if such rate is no longer quoted therein, any similar release by the Board of Governors (as determined by the Agent in its reasonable discretion). Each change in the Prime Rate shall be effective from and including the date such change is publicly announced or quoted as being effective. “Private Side Lender Representatives” means, with respect to any Lender, representatives of such Lender that are not Public Side Lender Representatives. “PTE” means a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time. “Public Side Lender Representatives” means, with respect to any Lender, representatives of such Lender that do not wish to receive MNPI. “QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. § 5390(c)(8)(D). “QFC Credit Support” has the meaning set forth in Section SECTION 9.20(a). “Recipient” means the Agent and any Lender, or any combination thereof (as the context requires). “Reference Time”, with respect to any setting of the then-current Benchmark, means (a) if such Benchmark is the Adjusted Term SOFR, 5:00 a.m., Chicago time, on the day that is two (2) U.S. Government Securities Business Days preceding the date of such setting, (b) if such Benchmark is the EURIBO Rate, 11:00 a.m., Brussels time, two (2) TARGET Days preceding the date of such setting, (c) if such Benchmark is the

27 Adjusted Term CORRA, 1:00 p.m., Toronto time, on the day that is two (2) Business Days preceding the date of such setting, (d) if such Benchmark is the STIBO Rate, 11:00 a.m., London time, two (2) Business Days preceding the date of such setting, (e) if such Benchmark is the Daily Simple SONIA, then four RFR Business Days prior to such setting, (f) if such Benchmark is the Daily Simple CORRA, then four RFR Business Days prior to such setting or (g) otherwise, the time determined by the Agent in its reasonable discretion. “Register” has the meaning set forth in Section 9.05(c)(v). “Regulation U” means Regulation U of the Board of Governors, as in effect from time to time. “Regulation X” means Regulation X of the Board of Governors, as in effect from time to time. “Related Parties” means, with respect to any specified Person, such Person’s Affiliates and the directors, officers, employees, partners, agents, representatives and advisors of any of the foregoing. “Relevant Governmental Body” means (a) with respect to a Benchmark Replacement in respect of Loans denominated in US Dollars, the Board of Governors and/or the NYFRB or a committee officially endorsed or convened by the Board of Governors and/or the NYFRB or, in each case, any successor thereto, (b) with respect to a Benchmark Replacement in respect of Loans denominated in Sterling, the Bank of England, or a committee officially endorsed or convened by the Bank of England or, in each case, any successor thereto, (c) with respect to a Benchmark Replacement in respect of Loans denominated in Euro, the European Central Bank, or a committee officially endorsed or convened by the European Central Bank or, in each case, any successor thereto and (d) with respect to a Benchmark Replacement in respect of Loans denominated in any other currency, (i) the central bank for the currency in which such Benchmark Replacement is denominated or any central bank or other supervisor which is responsible for supervising either (x) such Benchmark Replacement or (y) the administrator of such Benchmark Replacement or (ii) any working group or committee officially endorsed or convened by (w) the central bank for the currency in which such Benchmark Replacement is denominated, (x) any central bank or other supervisor that is responsible for supervising either (A) such Benchmark Replacement or (B) the administrator of such Benchmark Replacement, (y) a group of those central banks or other supervisors or (z) the Financial Stability Board or any part thereof. “Relevant Rate” means (a) with respect to any Term Benchmark Borrowing denominated in US Dollars, the Adjusted Term SOFR, (b) with respect to any Term Benchmark Borrowing denominated in Euro, the EURIBO Rate, (c) with respect to any Term Benchmark Borrowing denominated in Canadian Dollars, the Adjusted Term CORRA, (d) with respect to any Term Benchmark Borrowing denominated in Swedish Kronor, the STIBO Rate, (e) with respect to any RFR Borrowing denominated in US Dollars, the Adjusted Daily Simple SOFR, (f) with respect to any RFR Borrowing

28 denominated in Sterling, the Daily Simple SONIA and (g) with respect to any RFR Borrowing denominated in Canadian Dollars, the Adjusted Daily Simple CORRA. “Relevant Screen Rate” means (a) with respect to any Term Benchmark Borrowing denominated in US Dollars, the Term SOFR Reference Rate and (b) with respect to any Term Benchmark Borrowing denominated in Euro, the EURIBO Screen Rate, (c) with respect to any Term Benchmark Borrowing denominated in Swedish Kronor, the STIBO Screen Rate and (d) with respect to any Term Benchmark Borrowing denominated in Canadian Dollars, Term CORRA. “Required Lenders” means, at any time, Lenders having Credit Exposures and unused Commitments representing more than 50% of the sum of the total Credit Exposures and unused Commitments at such time. “Resolution Authority” means an EEA Resolution Authority or, with respect to any U.K. Financial Institution, a U.K. Resolution Authority. “Restricted Lender” has the meaning set forth in Section 1.08. “Reuters” means Thomson Reuters Corporation, Refinitiv or, in each case, a successor thereto. “RFR Borrowing” means any Borrowing comprised of RFR Loans. “RFR Business Day” means (a) for any Loan denominated in US Dollars, a U.S. Government Securities Business Day, (b) for any Loan denominated in Sterling, any day except for (i) a Saturday, (ii) a Sunday or (iii) a day on which banks are closed for general business in London and (c) for any Loan denominated in Canadian Dollars, any day except for (i) a Saturday, (ii) a Sunday or (iii) a day on which commercial banks in Toronto are authorized or required by law to remain closed. “RFR Loan” means a Loan that bears interest at a rate determined by reference to a Daily Simple RFR. “S&P” means Standard & Poor’s Ratings Services, a Standard & Poor’s Financial Services LLC business. “Sanctioned Country” means, at any time, a country, territory or region that is, or whose government is, itself the subject of any comprehensive Sanctions (at the Effective Date, the so-called Donetsk People’s Republic, the so-called Luhansk People’s Republic, the Crimea, Zaporizhzhia and Kherson regions of Ukraine, Cuba, Iran, North Korea and Syria). “Sanctioned Person” means, at any time, (a) any Person listed in any Sanctions-related list of designated Persons maintained by the Office of Foreign Assets Control of the U.S. Department of the Treasury, the U.S. Department of State, the United Nations Security Council, the European Union, any European Union member state or His Majesty’s Treasury of the United Kingdom, (b) any Person located, organized or resident

29 in a Sanctioned Country or (c) any Person owned or controlled by any Person or Persons described in the foregoing clauses Error! Reference source not found. or Error! Reference source not found.. “Sanctions” means all economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by (a) the U.S. government, including those administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury or the U.S. Department of State, or (b) the United Nations Security Council, the European Union, any European Union member state or His Majesty’s Treasury of the United Kingdom. “SOFR” means a rate equal to the secured overnight financing rate as administered by the SOFR Administrator. “SOFR Administrator” means the NYFRB (or a successor administrator of the secured overnight financing rate). “SOFR Administrator’s Website” means the NYFRB’s Website, or any successor source for the secured overnight financing rate identified as such by the SOFR Administrator from time to time. “SONIA” means, with respect to any Business Day, a rate per annum equal to the Sterling Overnight Index Average for such Business Day published by the SONIA Administrator on the SONIA Administrator’s Website on the immediately succeeding Business Day. “SONIA Administrator” means the Bank of England (or any successor administrator of the Sterling Overnight Index Average). “SONIA Administrator’s Website” means the Bank of England’s website, currently at http://www.bankofengland.co.uk, or any successor source for the Sterling Overnight Index Average identified as such by the SONIA Administrator from time to time. “SONIA Borrowing” means any Borrowing comprised of SONIA Loans. “SONIA Loan” means a Loan that bears interest at a rate determined by reference to the Daily Simple SONIA. “Specified Provision” has the meaning set forth in Section 1.08. “Sterling” or “£” means the lawful money of the United Kingdom. “STIBO Rate” means, with respect to any STIBOR Borrowing for any Interest Period, the STIBO Screen Rate at approximately 11:00 a.m., London time, two (2) Business Days prior to the commencement of such Interest Period.

30 “STIBO Screen Rate” means the Stockholm interbank offered rate administered by the Swedish Bankers’ Association (or any other Person that takes over the administration of that rate) for deposits in Swedish Kronor with a term equivalent to such Interest Period as displayed on the Reuters screen page that displays such rate (or, in the event such rate does not appear on a page of the Reuters screen, on the appropriate page of such other information service that publishes such rate as shall be selected by the Agent from time to time in its reasonable discretion). “STIBOR”, when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the STIBO Rate “subsidiary” means, at any time with respect to any Person, any corporation or other entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions or to manage such corporation or other entity are at the time directly or indirectly, through one or more intermediaries, owned by such Person. “Subsidiary” means any subsidiary of the Company. “Supported QFC” has the meaning set forth in Section SECTION 9.20(b). “Swedish Kronor” or “SEK” means the lawful money of the Kingdom of Sweden. “Syndication Agent” means BofA, in its capacity as the syndication agent for the credit facility provided for herein. “T2” means the real time gross settlement system operated by the Eurosystem (or, if such system ceases to be operative, such other system (if any) determined by the Agent to be a suitable replacement). “TARGET Day” means any day on which the T2 is open for the settlement of payments in Euro. “Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax and penalties applicable thereto. “Term Benchmark Borrowing” means a Borrowing comprised of Term Benchmark Loans. “Term Benchmark Loan” means any Loan that bears interest at a rate determined by reference to the Adjusted Term SOFR (other than as a result of clause (c) of the definition of “Alternate Base Rate”), the EURIBO Rate, the Adjusted Term CORRA or the STIBO Rate.

31 “Term CORRA” means, with respect to any Term Benchmark Borrowing denominated in Canadian Dollars, the Term CORRA Reference Rate for a tenor comparable to the applicable Interest Period on the day (such day, the “Periodic Term CORRA Determination Day”) that is two (2) Business Days prior to the first day of such Interest Period, as such rate is published by the Term CORRA Administrator; provided that if as of 1:00 p.m., Toronto time, on any Periodic Term CORRA Determination Day the Term CORRA Reference Rate for the applicable tenor has not been published by the Term CORRA Administrator and a Benchmark Replacement Date with respect to the Term CORRA Reference Rate has not occurred, then Term CORRA will be the Term CORRA Reference Rate for such tenor as published by the Term CORRA Administrator on the first preceding Business Day for which such Term CORRA Reference Rate for such tenor was published by the Term CORRA Administrator so long as such first preceding Business Day is not more than five (5) Business Days prior to such Periodic Term CORRA Determination Day. “Term CORRA Administrator” means Candeal Benchmark Administration Services Inc., TSX Inc. or any successor administrator. “Term CORRA Borrowing” means a Borrowing comprised of Term CORRA Loans. “Term CORRA Loan” means a Loan that bears interest at a rate determined by reference to the Adjusted Term CORRA. “Term CORRA Notice” means a notification by the Agent to the Company and the Lenders of the occurrence of a Term CORRA Reelection Event. “Term CORRA Reelection Event” means the determination by the Agent that (a) Term CORRA has been recommended for use by the Relevant Governmental Body, (b) the administration of Term CORRA is administratively feasible for the Agent and (c) a Benchmark Transition Event has previously occurred with respect to Term CORRA resulting in a Benchmark Replacement in accordance with Section 2.13(b) that is not Term CORRA. “Term CORRA Reference Rate” means the forward-looking term rate based on CORRA. “Term-Out Fee” has the meaning set forth in Section 2.10(b). “Term-Out Option” has the meaning set forth in Section 2.21. “Term SOFR” means, with respect to any Term Benchmark Borrowing denominated in US Dollars and for any tenor comparable to the applicable Interest Period, the Term SOFR Reference Rate at approximately 5:00 a.m., Chicago time, two (2) U.S. Government Securities Business Days prior to the commencement of such tenor comparable to the applicable Interest Period, as such rate is published by the CME Term SOFR Administrator.

32 “Term SOFR Borrowing” means a Borrowing comprised of Term SOFR Loans. “Term SOFR Loan” means any Loan that bears interest at a rate determined by reference to the Adjusted Term SOFR (other than as a result of clause (c) of the definition of “Alternate Base Rate”). “Term SOFR Reference Rate” means, for any day and time (such day, the “Term SOFR Determination Day”), with respect to any Term SOFR Borrowing and for any tenor comparable to the applicable Interest Period, the rate per annum published by the CME Term SOFR Administrator and identified by the Agent as the forward-looking term rate based on SOFR. If by 5:00 p.m., New York City time, on such Term SOFR Determination Day, the “Term SOFR Reference Rate” for the applicable tenor has not been published by the CME Term SOFR Administrator and a Benchmark Replacement Date with respect to the Term SOFR has not occurred, then, so long as such day is otherwise a U.S. Government Securities Business Day, the Term SOFR Reference Rate for such Term SOFR Determination Day will be the Term SOFR Reference Rate as published in respect of the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate was published by the CME Term SOFR Administrator, so long as such first preceding U.S. Government Securities Business Day is not more than five (5) U.S. Government Securities Business Days prior to such Term SOFR Determination Day. “Tranche” means a category of Commitments and extensions of credit thereunder. For purposes hereof, each of the following shall comprise a separate Tranche: (a) the Tranche One Commitments and the Tranche One Loans (“Tranche One”) and (b) the Tranche Two Commitments and the Tranche Two Loans (“Tranche Two”). “Tranche One” has the meaning set forth in the definition of the term “Tranche”. “Tranche One Commitment” means, with respect to each Lender, the commitment, if any, of such Lender to make Tranche One Loans pursuant to Section 2.01(a), expressed as an amount representing the maximum aggregate amount of such Lender’s Tranche One Credit Exposure hereunder, as such commitment may be reduced or increased from time to time pursuant to Section 2.07 or assignments by or to such Lender pursuant to Section 9.05. The initial amount of each Lender’s Tranche One Commitment is set forth on Schedule 2.01, or in the Assignment and Assumption or the Accession Agreement pursuant to which such Lender shall have assumed or acquired its Tranche One Commitment, as the case may be. The aggregate amount of the Tranche One Commitments on the Effective Date is US$473,333,333.33. “Tranche One Credit Exposure” means, with respect to any Lender at any time, the sum of the US Dollar Equivalents of such Lender’s outstanding Tranche One Loans. “Tranche One Lender” means a Lender with a Tranche One Commitment or a Tranche One Credit Exposure.

33 “Tranche One Loans” means Loans made by the Tranche One Lenders pursuant to Section 2.01(a). “Tranche One Percentage” means, with respect to any Tranche One Lender at any time, the percentage of the aggregate Tranche One Commitments represented by such Tranche One Lender’s Tranche One Commitment at such time. If the Tranche One Commitments have expired or been terminated, the Tranche One Percentages shall be determined on the basis of the Tranche One Commitments most recently in effect, giving effect to any assignments. “Tranche Percentage” means a Tranche One Percentage or a Tranche Two Percentage, as the case may be. “Tranche Two” has the meaning set forth in the definition of the term “Tranche”. “Tranche Two Commitment” means, with respect to each Lender, the commitment, if any, of such Lender to make Tranche Two Loans pursuant to Section 2.01(b), expressed as an amount representing the maximum aggregate amount of such Lender’s Tranche Two Credit Exposure hereunder, as such commitment may be reduced or increased from time to time pursuant to Section 2.07 or assignments by or to such Lender pursuant to Section 9.05. The initial amount of each Lender’s Tranche Two Commitment is set forth on Schedule 2.01, or in the Assignment and Assumption or the Accession Agreement pursuant to which such Lender shall have assumed or acquired its Tranche Two Commitment, as the case may be. The aggregate amount of the Tranche Two Commitments on the Effective Date is US$26,666,666.67. “Tranche Two Credit Exposure” means, with respect to any Lender at any time, the sum of the US Dollar Equivalents of such Lender’s outstanding Tranche Two Loans. “Tranche Two Lender” means a Lender with a Tranche Two Commitment or a Tranche Two Credit Exposure. “Tranche Two Loans” means Loans made by the Tranche Two Lenders pursuant to Section 2.01(b). “Tranche Two Percentage” means, with respect to any Tranche Two Lender at any time, the percentage of the aggregate Tranche Two Commitments represented by such Tranche Two Lender’s Tranche Two Commitment at such time. If the Tranche Two Commitments have expired or been terminated, the Tranche Two Percentages shall be determined on the basis of the Tranche Two Commitments most recently in effect, giving effect to any assignments giving effect to any assignments. “Type”, when used in reference to any Loan or Borrowing, refers to whether the rate of interest on such Loan, or on the Loans comprising such Borrowing, is determined by reference to the Adjusted Term SOFR (other than as a result of clause (c) of the definition of “Alternate Base Rate”), the Adjusted Daily Simple SOFR (if applicable

34 pursuant to Section 2.12), the Daily Simple SONIA, the EURIBO Rate, the Adjusted Term CORRA, the Adjusted Daily Simple CORRA (if applicable pursuant to Section 2.12), the STIBO Rate or the Alternate Base Rate. “U.K. Financial Institution” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended from time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any Person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain Affiliates of such credit institutions or investment firms. “U.K. Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any U.K. Financial Institution. “Unadjusted Benchmark Replacement” means the Benchmark Replacement excluding the Benchmark Replacement Adjustment. “Unfunded Liabilities” means, with respect to any Plan at any time, the amount (if any) by which (a) the value of all benefit liabilities under such Plan, determined on a plan termination basis using the assumptions prescribed by the PBGC for purposes of Section 4044 of ERISA, exceeds (b) the fair market value of all Plan assets allocable to such liabilities under Title IV of ERISA (excluding any accrued but unpaid contributions), all determined as of the then most recent valuation date for such Plan, but only to the extent that such excess represents a potential liability of a member of the ERISA Group to the PBGC or any other Person under Title IV of ERISA. “United States” means the United States of America, including the States and the District of Columbia, but excluding its territories and possessions. “US Dollar Equivalent” means, on any date of determination, (a) with respect to any amount in US Dollars, such amount, and (b) with respect to any amount in any currency other than US Dollars, the equivalent in US Dollars of such amount, determined by the Agent pursuant to Section 1.04 using the Exchange Rate with respect to such currency at the time in effect under the provisions of such Section. “US Dollars” or “US$” refers to lawful money of the United States of America. “U.S. Government Securities Business Day” means any day except for (a) a Saturday, (b) a Sunday or (c) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities. “U.S. Person” means any Person that is a “United States Person” as defined in Section 7701(a)(30) of the Code.

35 “U.S. Special Resolution Regime” has the meaning set forth in Section 9.20(a). “U.S. Tax Compliance Certificate” has the meaning set forth in Section 2.15. “USA Patriot Act” means the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001. “Write-Down and Conversion Powers” means (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any U.K. Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of such Person or any other Person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers. SECTION 1.02. Accounting Terms and Determinations. Unless otherwise specified herein, all accounting terms used herein shall be interpreted, all accounting determinations hereunder shall be made, and all financial statements required to be delivered hereunder shall be prepared in accordance with GAAP as in effect from time to time, applied on a basis consistent (except for changes concurred in by the Company’s independent registered public accounting firm) with the most recent audited consolidated financial statements of the Company and its Consolidated Subsidiaries delivered to the Lenders; provided that (i) if the Company notifies the Agent that the Company wishes to amend any covenant in Article V to eliminate the effect of any change in GAAP or in the application thereof on the operation of such covenant (or if the Agent notifies the Company that the Required Lenders wish to amend Article V for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then the Company’s compliance with such covenant shall be determined on the basis of GAAP in effect immediately before the relevant change in GAAP or in the application thereof became effective, until either such notice is withdrawn or such covenant is amended in a manner satisfactory to the Company and the Required Lenders, and (ii) notwithstanding any other provision contained herein, all accounting terms used herein shall be interpreted (other than for purposes of Sections 3.04(a), 5.01(a) and 5.01(b)), and all computations of amounts and ratios referred to herein shall be made, without giving effect to (A) any election under Financial Accounting Standards Board Accounting Standards Codification 825 (or any other Accounting Standards Codification having a similar result or effect) (and related interpretations) to value any Debt of the Company or any Subsidiary at “fair value”, as defined therein, (B) any treatment of Debt in respect of convertible debt instruments under Accounting Standards Codification 470- 20 (or any other Accounting Standards Codification or Financial Accounting Standard

36 having a similar result or effect) (and related interpretations) to value any such Debt in a reduced or bifurcated manner as described therein, and such Debt shall at all times be valued at the full stated principal amount thereof, and (C) any valuation of Debt below its full stated principal amount as a result of application of Financial Accounting Standards Board Accounting Standards Update No. 2015-03, it being agreed that Debt shall at all times be valued at the full stated principal amount thereof. SECTION 1.03. Classification of Loans and Borrowings. For purposes of this Agreement, Loans may be classified and referred to by Class (e.g., a “Tranche One Loan”) or by Type (e.g., a “Term Benchmark Loan”) or by Class and Type (e.g., a “Tranche One Term Benchmark Loan”). Borrowings also may be classified and referred to by Class (e.g., a “Tranche One Borrowing”) or by Type (e.g., a “Term Benchmark Borrowing”) or by Class and Type (e.g., a “Tranche One Term Benchmark Borrowing”). SECTION 1.04. Currency Translation. The Agent shall determine the US Dollar Equivalent of any Loan denominated in a Designated Foreign Currency as of each applicable Exchange Rate Date, in each case using the Exchange Rate for such Designated Foreign Currency in relation to US Dollars, and each such amount shall be the US Dollar Equivalent of such Loan until the next required calculation thereof pursuant to this sentence. Notwithstanding the foregoing, for purposes of any determination under Article V (other than Section 5.07) or Article VI or any determination under any other provision of this Agreement expressly requiring the use of a current exchange rate, all amounts incurred, outstanding or proposed to be incurred or outstanding in currencies other than US Dollars shall be translated into US Dollars at currency exchange rates in effect on the date of such determination. For purposes of Section 5.07, amounts in currencies other than US Dollars shall be translated into US Dollars at the currency exchange rates most recently used in preparing the Company’s annual and quarterly financial statements. SECTION 1.05. Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”. The word “will” shall be construed to have the same meaning and effect as the word “shall”. The words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all real and personal, tangible and intangible assets and properties, including cash, securities, accounts and contract rights. The word “law” shall be construed as referring to all statutes, rules, regulations, codes and other laws (including official rulings and interpretations thereunder having the force of law or with which affected Persons customarily comply), and all judgments, orders, writs and decrees, of all Governmental Authorities. Except as otherwise expressly provided herein and unless the context requires otherwise, (a) any definition of or reference to any agreement, instrument or other document (including this Agreement and the other Loan Documents) shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (b) any definition of or reference to any statute, rule or regulation shall be construed as referring thereto as from time to time amended, supplemented or otherwise

37 modified (including by succession of comparable successor laws), (c) any reference herein to any Person shall be construed to include such Person’s successors and assigns (subject to any restrictions on assignment set forth herein) and, in the case of any Governmental Authority, any other Governmental Authority that shall have succeeded to any or all functions thereof, (d) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof and (e) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement. SECTION 1.06. Interest Rates; Benchmark Notification. The interest rate on a Loan denominated in US Dollars or a Designated Foreign Currency may be derived from an interest rate benchmark that may be discontinued or is, or may in the future become, the subject of regulatory reform. Upon the occurrence of a Benchmark Transition Event or a Term CORRA Reelection Event, Section 2.12(b) provides a mechanism for determining an alternative rate of interest. The Agent does not warrant or accept any responsibility for, and shall not have any liability with respect to, the administration, submission, calculation or any other matter related to any interest rate used in this Agreement, or with respect to any alternative or successor rate thereto, or replacement rate thereof, including, without limitation, whether the composition or characteristics of any such alternative, successor or replacement reference rate will be similar to, or produce the same value or economic equivalence of, the existing interest rate being replaced or have the same volume or liquidity as did any existing interest rate prior to its discontinuance or unavailability. The Agent and its Affiliates and/or other related Persons may engage in transactions that affect the calculation of any interest rate used in this Agreement or any alternative, successor or alternative rate (including any Benchmark Replacement) and/or any relevant adjustments thereto, in each case, in a manner adverse to the Borrowers. The Agent may select information sources or services in its reasonable discretion to ascertain any interest rate used in this Agreement, any component thereof, or rates referenced in the definition thereof, in each case pursuant to the terms of this Agreement, and shall have no liability to any Borrower, any Lender or any other Person for damages of any kind, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract or otherwise and whether at law or in equity), for any error or calculation of any such rate (or component thereof) provided by any such information source or service. SECTION 1.07. Divisions. For all purposes under the Loan Documents, in connection with any division or plan of division under Delaware law (or any comparable event under a different jurisdiction’s laws): (a) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person, and (b) if any new Person comes into existence, such new Person shall be deemed to have been organized and acquired on the first date of its existence by the holders of its Equity Interests at such time. SECTION 1.08. Blocking Regulation. In relation to any Lender that is subject to the regulations referred to below (each, a “Restricted Lender”), any

38 representation, warranty or covenant set forth herein that refers to Sanctions (each, a “Specified Provision”) shall only apply for the benefit of such Restricted Lender to the extent that such Specified Provision would not result in a violation of, conflict with or liability under Council Regulation (EC) 2271/96 (or any law implementing such regulation in any member state of the European Union) or any similar blocking or anti-boycott law in Germany (including, in the case of Germany, section 7 foreign trade rules (Auβenwirtschaftsverordnung – AWV) in connection with section 4 paragraph 1 foreign trade law (Auβenwirtschaftsgesetz – AWG)) or in the United Kingdom (the “Mandatory Restrictions”). In the event of any consent or direction by Lenders in respect of any Specified Provision of which a Restricted Lender does not have the benefit due to a Mandatory Restriction, then, notwithstanding anything to the contrary in the definition of Required Lenders, for so long as such Restricted Lender shall be subject to a Mandatory Restriction, the Commitment and the Credit Exposure of such Restricted Lender will be disregarded for the purpose of determining whether the requisite consent of the Lenders has been obtained or direction by the requisite Lenders has been made, it being agreed, however, that, unless, in connection with any such determination, the Agent shall have received written notice from any Lender stating that such Lender is a Restricted Lender with respect thereto, each Lender shall be presumed, in connection with such determination, not to be a Restricted Lender. ARTICLE II THE CREDITS SECTION 2.01. Commitments. (a) Tranche One Commitments. Subject to the terms and conditions set forth herein, each Tranche One Lender agrees to make Tranche One Loans denominated in US Dollars, Sterling, Euro, Canadian Dollars or Swedish Kronor to the Borrowers from time to time during the Availability Period in an aggregate principal amount at any time outstanding that will not result (after giving effect to any application of proceeds of such Borrowing pursuant to Section 2.09) in (i) the aggregate Tranche One Credit Exposures exceeding the aggregate Tranche One Commitments or (ii) the Tranche One Credit Exposure of any Lender exceeding its Tranche One Commitment. Within the foregoing limits and subject to the terms and conditions set forth herein, the Borrowers may borrow, prepay and reborrow Tranche One Loans. (b) Tranche Two Commitments. Subject to the terms and conditions set forth herein, each Tranche Two Lender agrees to make Tranche Two Loans denominated in US Dollars, Sterling, Euro or Canadian Dollars to the Borrowers from time to time during the Availability Period in an aggregate principal amount at any time outstanding that will not result (after giving effect to any application of proceeds of such Borrowing pursuant to Section 2.09) in (i) the aggregate Tranche Two Credit Exposures exceeding the aggregate Tranche Two Commitments or (ii) the Tranche Two Credit Exposure of any Lender exceeding its Tranche Two Commitment. Within the foregoing limits and subject to the terms and conditions set forth herein, the Borrowers may borrow, prepay and reborrow Tranche Two Loans.

39 SECTION 2.02. Loans and Borrowings. (a) Each Tranche One Loan shall be made as part of a Tranche One Borrowing consisting of Tranche One Loans of the same Type and currency made by the Tranche One Lenders ratably in accordance with their respective Tranche One Commitments. Each Tranche Two Loan shall be made as part of a Tranche Two Borrowing consisting of Tranche Two Loans of the same Type and currency made by the Tranche Two Lenders ratably in accordance with their respective Tranche Two Commitments. The failure of any Lender to make any Loan required to be made by it shall not relieve any other Lender of its obligations hereunder; provided that the Commitments of the Lenders are several and no Lender shall be responsible for any other Lender’s failure to make Loans as required. (b) Subject to Section 2.12, (i) each Borrowing denominated in US Dollars shall be comprised entirely of Term SOFR Loans or ABR Loans, as the Borrowers may request in accordance herewith, (ii) each Borrowing denominated in Euro shall be comprised entirely of EURIBOR Loans, (iii) each Borrowing denominated in Canadian Dollars shall be comprised entirely of Term CORRA Loans, (iv) each Borrowing denominated in Sterling shall be comprised entirely of SONIA Loans and (v) each Borrowing denominated in Swedish Kronor shall be comprised entirely of STIBOR Loans. Each Lender at its option may make any Loan by causing any domestic or foreign branch or Affiliate of such Lender to make such Loan; provided that any exercise of such option shall not affect the obligation of the applicable Borrower to repay such Loan in accordance with the terms of this Agreement. (c) At the commencement of each Interest Period for any Term Benchmark Borrowing, such Borrowing shall be in an aggregate amount that is an integral multiple of the Borrowing Multiple and not less than the Borrowing Minimum; provided that any Term Benchmark Borrowing that results from a continuation of an outstanding Term Benchmark Borrowing may be in an aggregate amount that is equal to such outstanding Borrowing. At the time that each RFR Borrowing or ABR Borrowing is made, such Borrowing shall be in an aggregate amount that is an integral multiple of the Borrowing Multiple and not less than the Borrowing Minimum; provided that an RFR Borrowing or ABR Borrowing under any Tranche may be in an aggregate amount that is equal to the entire unused balance of the Commitments under such Tranche. Borrowings of more than one Type may be outstanding at the same time; provided that there shall not at any time be more than a total of 10 Term Benchmark Borrowings or RFR Borrowings outstanding. (d) Notwithstanding any other provision of this Agreement, no Borrower shall be entitled to request, or to elect to convert or continue, any Term Benchmark Borrowing if the Interest Period requested with respect thereto would end after the Maturity Date. SECTION 2.03. Requests for Borrowings. To request a Borrowing, the applicable Borrower or the Company on behalf of the applicable Borrowing Subsidiary shall deliver to the Agent a completed written Notice of Borrowing signed by a Financial Officer of such Borrower or the Company, as applicable, not later than (a) in the case of a Term SOFR Borrowing, 12:00 noon, New York City time, three (3) U.S. Government

40 Securities Business Days prior to the date of the proposed Borrowing, (b) in the case of a EURIBOR Borrowing, a Term CORRA Borrowing or a STIBOR Borrowing, 12:00 noon, New York City time, three (3) Business Days prior to the date of the proposed Borrowing, (c) in the case of a SONIA Borrowing or, if applicable pursuant to Section 2.12, a Daily Simple SOFR Borrowing or a Daily Simple COBRA Borrowing, 12:00 noon, New York City time, five (5) RFR Business Days prior to the date of the proposed Borrowing and (d) in the case of an ABR Borrowing, 1:00 p.m., New York City time, on the date of the proposed Borrowing; provided that if such request is delivered through an Approved Borrower Portal, then the foregoing signature requirements may be waived by the Agent in its sole discretion. Each Notice of Borrowing shall specify the following information in compliance with Section 2.02: (a) the Borrower requesting such Borrowing; (b) the Tranche under which such Borrowing is to be made; (c) the currency and the principal amount of such Borrowing; (d) the date of such Borrowing, which shall be a Business Day; (e) the Type of such Borrowing; (f) in the case of a Term Benchmark Borrowing, the initial Interest Period to be applicable thereto, which shall be a period contemplated by the definition of the term “Interest Period”; and (g) the Applicable Funding Account. Any Notice of Borrowing that shall fail to specify any of the information required by the preceding provisions of this Section may be rejected by the Agent if such failure is not corrected promptly after the Agent shall give written notice thereof to the applicable Borrower or the Company and, if so rejected, will be of no force or effect. Promptly following receipt of a Notice of Borrowing in accordance with this Section, the Agent shall advise each Lender that will make a Loan as part of the requested Borrowing of the details thereof and of the amount of such Lender’s Loan to be made as part of the requested Borrowing. SECTION 2.04. [Reserved.] SECTION 2.05. Funding of Borrowings. (a) Each Lender shall make each Loan to be made by such Lender hereunder on the proposed date thereof by wire transfer of immediately available funds in the applicable currency by no later than 1:00 p.m., New York City time (or, in the case of an ABR Borrowing, by no later than the later of (x) 1:00 p.m., New York City time, and (y) two hours after the delivery by the applicable Borrower of the related Notice of Borrowing), to the account of the Agent most recently designated by the Agent for such purpose by notice to the Lenders. The Agent will make such Loan proceeds available to the applicable Borrower by promptly crediting

41 the amounts so received, in like funds, to the Applicable Funding Account of such Borrower. (b) Unless the Agent shall have received notice from a Lender prior to the proposed date of any Borrowing that such Lender will not make available to the Agent such Lender’s share of such Borrowing, the Agent may assume that such Lender has made such share available on such date in accordance with paragraph (a) of this Section and may, in reliance upon such assumption, make available to the applicable Borrower a corresponding amount. In such event, if a Lender has not in fact made its share of the applicable Borrowing available to the Agent, then the applicable Lender and such Borrower severally agree to pay to the Agent forthwith on demand such corresponding amount with interest thereon, for each day from and including the date such amount is made available to such Borrower to but excluding the date of payment to the Agent, at (i) in the case of a payment to be made by such Lender, the Overnight Rate, or (ii) in the case of a payment to be made by such Borrower, the interest rate applicable to the subject Loan. If such Borrower and such Lender shall both pay such interest to the Agent for the same or an overlapping period, the Agent shall promptly remit to such Borrower the amount of such interest paid by such Borrower for such period. If such Lender pays such amount to the Agent, then such amount shall constitute such Lender’s Loan included in such Borrowing. Any payment by any Borrower shall be without prejudice to any claim such Borrower may have against a Lender that shall have failed to make such payment to the Agent. SECTION 2.06. Interest Elections. (a) Each Borrowing initially shall be of the permitted Type specified in the applicable Notice of Borrowing and, in the case of a Term Benchmark Borrowing, shall have an initial Interest Period as specified in such Notice of Borrowing. Thereafter, the applicable Borrower (or the Company on its behalf) may elect to convert such Borrowing to a Borrowing of a different Type or, in the case of a Term Benchmark Borrowing, may elect Interest Periods therefor, all as provided in this Section and on terms consistent with the other provisions of this Agreement. A Borrower (or the Company on its behalf) may elect different options with respect to different portions of an affected Borrowing, in which case each such portion shall be allocated ratably among the Lenders holding the Loans comprising such Borrowing, and the Loans resulting from an election made with respect to any such portion shall be considered a separate Borrowing. (b) To make an election pursuant to this Section, the applicable Borrower or the Company on behalf of the applicable Borrowing Subsidiary shall deliver to the Agent a completed written Interest Election Request signed by a Financial Officer of such Borrower or the Company, as applicable, by the time and date that a Notice of Borrowing would be required under Section 2.03 if such Borrower were requesting a Borrowing of the Type and in the currency resulting from such election to be made on the effective date of such election; provided, that if such Interest Election Request is submitted through an Approved Borrower Portal, the foregoing signature requirement may be waived at the sole discretion of the Agent. Each Interest Election Request shall be irrevocable. Notwithstanding any other provision of this Section, a Borrower shall not be permitted to (i) change the currency of any Borrowing, (ii) elect an Interest Period that does not comply with Section 2.02(d) or (iii) convert any Borrowing to a Borrowing not available to such Borrower under the Class of Commitments pursuant to which such Borrowing was made.

42 (c) Each Interest Election Request shall specify the following information in compliance with Section 2.02: (i) the Borrowing to which such Interest Election Request applies and, if different options are being elected with respect to different portions thereof, the portions thereof to be allocated to each resulting Borrowing (in which case the information to be specified pursuant to clauses (iii) and (iv) below shall be specified for each resulting Borrowing); (ii) the effective date of the election made pursuant to such Interest Election Request, which shall be a Business Day; (iii) the currency and Type of the resulting Borrowing; and (iv) if the resulting Borrowing is to be a Term Benchmark Borrowing, the Interest Period to be applicable thereto after giving effect to such election, which shall be a period contemplated by the definition of the term “Interest Period”. If any such Interest Election Request requests a Term Benchmark Borrowing but does not specify an Interest Period, then the applicable Borrower shall be deemed to have selected an Interest Period of one month’s duration. (d) Promptly following receipt of an Interest Election Request, the Agent shall advise each affected Lender of the details thereof and of such Lender’s portion of each resulting Borrowing. (e) If the applicable Borrower fails to deliver a timely Interest Election Request with respect to a Term Benchmark Borrowing prior to the end of the Interest Period applicable thereto, then, unless such Borrowing is prepaid as provided herein, at the end of such Interest Period such Borrowing shall be continued as a Borrowing of the same Type with an Interest Period of one month’s duration. (f) Notwithstanding any contrary provision hereof, if an Event of Default has occurred and is continuing and, other than in the case of an Event of Default under Section 6.01(g) or 6.01(h), the Agent, at the request of the Required Lenders, notifies the Company of the application of this paragraph, no outstanding Borrowing denominated in US Dollars may be converted to or continued as a Term SOFR Borrowing. SECTION 2.07. Termination and Reduction and Increase in Commitments. (a) Unless previously terminated, the Commitments shall terminate on the Commitment Termination Date. (b) The Company may at any time terminate, or from time to time reduce, the Commitments (ratably as between the Tranches); provided that (i) each reduction of the Commitments shall be in an amount that is an integral multiple of the Borrowing Multiple and not less than the Borrowing Minimum, in each case for Borrowings denominated in US Dollars and (ii) the Company shall not terminate or reduce the Commitments if, after giving effect to such termination or reduction and to any

43 concurrent payment or prepayment of Loans, (A) the Tranche One Credit Exposure of any Lender would exceed the Tranche One Commitment of such Lender or (B) the Tranche Two Credit Exposure of any Lender would exceed the Tranche Two Commitment of such Lender. (c) The Company shall notify the Agent of any election to terminate or reduce the Commitments under paragraph (b) of this Section at least two (2) Business Days prior to the effective date of such termination or reduction, specifying such election and the effective date thereof. Promptly following receipt of any such notice, the Agent shall advise the Lenders of the contents thereof. Each notice delivered by the Company pursuant to this Section shall be irrevocable; provided that a notice of termination of the Commitments may state that such notice is conditioned upon the occurrence of one or more events specified therein, in which case such notice may be revoked or extended by the Company (by notice to the Agent on or prior to the specified effective date) if such condition is not satisfied. Any termination or reduction of the Commitments shall be permanent. Each reduction of the Commitments under a Tranche shall be made ratably among the applicable Lenders in accordance with their Commitments under such Tranche. (d) The Company may at any time and from time to time, by written agreement executed by the Company and one or more financial institutions (any such financial institution referred to in this Section being called an “Increasing Lender”), which may include any Lender, and delivered to the Agent (which shall promptly deliver a copy to the applicable Lenders) cause new Tranche One Commitments or Tranche Two Commitments to be extended by the Increasing Lenders (or cause the existing Tranche One Commitments or Tranche Two Commitments of the Increasing Lenders to be increased, as the case may be) in an amount for each Increasing Lender set forth in such agreement; provided that (i) the new Commitments and increases in existing Commitments under this paragraph shall not result in the aggregate Commitments exceeding US$1,000,000,000, and each increase shall be in an aggregate amount not be less than US$10,000,000 and an integral multiple of US$1,000,000, (ii) each Increasing Lender, if not already a Lender hereunder, shall be subject to the approval of the Agent (which approval shall not be unreasonably withheld, delayed or conditioned) and (iii) each Increasing Lender, if not already a Lender hereunder, shall become a party to this Agreement by completing and delivering to the Agent a duly executed accession agreement in the form of Exhibit C hereto or any other form satisfactory to the Agent and the Company (an “Accession Agreement”). New Commitments and increases in Commitments shall become effective on the date specified in the applicable agreement delivered pursuant to this paragraph. Upon the effectiveness of any Accession Agreement to which any Increasing Lender is a party, such Increasing Lender shall thereafter be deemed to be a party to this Agreement and shall be entitled to all rights, benefits and privileges accorded a Lender hereunder and subject to all obligations of a Lender hereunder. Notwithstanding the foregoing, no increase in the Commitments (or in the Commitment of any Lender) shall become effective under this paragraph unless, on the date of such increase, the Agent shall have received a certificate, dated as of the effective date of such increase and executed by a Financial Officer of the Company, to the effect that the conditions set forth in Section 4.02(b) and 4.02(c) shall be satisfied (with all references in such Sections to a Borrowing being deemed to be references to such increase and without giving effect to the parenthetical in Section 4.02(c)).

44 Following any extension of a new Commitment or increase of a Lender’s Commitment pursuant to this Section 2.07, any Loans of the applicable Tranche outstanding prior to the effectiveness of such extension or increase shall remain outstanding until the ends of the respective Interest Periods applicable thereto, and shall then be repaid or refinanced with new Loans made pursuant to Section 2.01 ratably in accordance with the respective Commitments of the Lenders under such Tranche. Any decision by a Lender to become an Increasing Lender under this paragraph shall be in its sole and absolute discretion, and a Lender that does not execute the agreement referred to in the first sentence of this paragraph shall not be an Increasing Lender. (e) Any Tranche Two Lender may at any time and from time to time, upon five (5) Business Days’ written notice to the Agent (which shall promptly deliver a copy of such notice to each other Lender) and the Company, and with the consent of the Company, cause the entire amount of such Lender’s Tranche Two Commitment to be redesignated as a Tranche One Commitment; provided that (i) at the time of any such redesignation, to the extent there are any outstanding Loans, the parties hereto shall implement arrangements satisfactory to the Company and the Agent to ensure that the Lenders of each Tranche will, after giving effect to such redesignation (or by such later time as the Agent may agree), hold the Loans comprising each Borrowing under such Tranche ratably in accordance with their respective Commitments and (ii) such redesignation will not result in the aggregate Tranche One Credit Exposure exceeding the aggregate Tranche One Commitments or the aggregate Tranche Two Credit Exposure exceeding the aggregate Tranche Two Commitments. SECTION 2.08. Repayment of Loans; Evidence of Debt. (a) Each Borrower hereby unconditionally promises to pay to the Agent for the account of each applicable Lender the then unpaid principal amount of each Loan of such Borrower on the Maturity Date in the currency of such Loan. (b) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the Debt of each Borrower to such Lender resulting from each Loan made by such Lender, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder. (c) The Agent shall maintain accounts in which it shall record (i) the currency and amount of each Loan made hereunder, the Class and Type of each such Loan and, in the case of any Term Benchmark Loan, the Interest Period applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from each Borrower to each Lender hereunder and (iii) the amount of any sum received by the Agent hereunder for the account of the Lenders or any of them and each Lender’s share thereof. (d) The entries made in the accounts maintained pursuant to paragraph (b) or (c) of this Section shall be prima facie evidence of the existence and amounts of the obligations recorded therein; provided that the failure of any Lender or the Agent to maintain such accounts or any error therein shall not in any manner affect the

45 obligation of any Borrower to repay the Loans in accordance with the terms of this Agreement. (e) Any Lender may request that Loans of any Class made by it to any Borrower be evidenced by a promissory note. In such event, the applicable Borrower shall prepare, execute and deliver to such Lender a promissory note payable to such Lender and in the form of Exhibit D hereto. Thereafter, the Loans evidenced by such promissory note and interest thereon shall at all times (including after assignment pursuant to Section 9.05) be represented by one or more promissory notes in such form payable to the payee named therein. SECTION 2.09. Prepayment of Loans. (a) Any Borrower shall have the right at any time and from time to time to prepay any Borrowing of such Borrower, in whole or in part, subject to prior notice in accordance with paragraph (d) of this Section. (b) If the aggregate Credit Exposures under any Tranche shall at any time exceed 105% of the aggregate Commitments under such Tranche, then the applicable Borrowers shall, not later than three (3) Business Days thereafter, prepay one or more Borrowings under such Tranche in an aggregate principal amount sufficient to eliminate such excess; provided that this clause (b) shall not require any prepayment on or after the Commitment Termination Date if the Maturity Date has been extended as a result of the Company’s election of the Term-Out Option. (c) Prior to any optional or mandatory prepayment of Borrowings hereunder, the applicable Borrower shall select the Borrowing or Borrowings to be prepaid and shall specify such selection in the notice of such prepayment pursuant to paragraph (d) of this Section. (d) The applicable Borrower shall notify the Agent of any prepayment of a Borrowing hereunder by delivery of a written notice signed by a Financial Officer on behalf of the applicable Borrower not later than (i) in the case of a Term SOFR Borrowing, 12:00 noon, New York City time, three (3) U.S. Government Securities Business Days prior to the date of such prepayment, (ii) in the case of a EURIBOR Borrowing, a Term CORRA Borrowing or a STIBOR Borrowing, 12:00 noon, New York City time, three (3) Business Days prior to the date of such prepayment, (iii) in the case of an RFR Borrowing, 12:00 noon, New York City time, five (5) RFR Business Days prior to the date of such prepayment and (iv) in the case of an ABR Borrowing, 11:00 a.m., New York City time, on the date of such prepayment; provided that if such notice is delivered through an Approved Borrower Portal, then the foregoing signature requirements may be waived by the Agent in its sole discretion. Each such notice shall be irrevocable and shall specify the prepayment date and the principal amount of each Borrowing or portion thereof to be prepaid; provided that a notice of optional prepayment of any Borrowing may state that such notice is conditioned upon the occurrence of one or more events specified therein, in which case such notice may be revoked by the Company (by notice to the Agent on or prior to the specified date of prepayment) if such condition is not satisfied. Promptly following receipt of any such notice, the Agent shall advise the applicable Lenders of the contents thereof. Each partial prepayment of any Borrowing shall be in an amount that would be

46 permitted in the case of an advance of a Borrowing of the same Type and in the same currency as provided in Section 2.02. Each prepayment of a Borrowing shall be applied ratably to the Loans included in the prepaid Borrowing. SECTION 2.10. Fees. (a) The Company agrees to pay to the Agent, in US Dollars for the account of each Lender, a facility fee, which shall accrue at the Applicable Rate on the daily amount of each Commitment of such Lender, whether used or unused, during the period from and including the Effective Date to but excluding the date on which such Commitment terminates; provided that, if any Lender continues to have any Credit Exposure under any Tranche after its Commitment under such Tranche terminates (including as a result of the Company’s election of the Term-Out Option), then such facility fee shall continue to accrue on the daily amount of such Lender’s Credit Exposure under such Tranche from and including the date on which such Commitment terminates to but excluding the date on which such Lender ceases to have any Credit Exposure under such Tranche. Facility fees accrued through and including the last day of March, June, September and December of each year shall be payable in arrears on the fifteenth day after such last day, commencing on the first such date to occur after the Effective Date and, with respect to the Commitments of any Tranche, on the date on which the Commitments of such Tranche shall terminate (and, if the Term-Out Option shall have been elected by the Company, on each subsequent date on which any Loans are prepaid or repaid, to the extent accrued on the principal amount thereof so prepaid or repaid) and on the Maturity Date; provided that any facility fees accruing on the Credit Exposure under any Tranche after the date on which the Commitments under such Tranche terminate (other than if the Term-Out Option shall have been elected by the Company) shall be payable on demand. All facility fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day). (b) In the event that the Maturity Date has been extended as a result of the Company’s election of the Term-Out Option, the Company agrees to pay to the Agent, for the account of each Lender, on the Commitment Termination Date, a term out fee (a “Term-Out Fee”) equal to 0.75% of the aggregate principal amount of such Lender’s outstanding Loans that are not repaid on the Commitment Termination Date. (c) The Company agrees to pay to the Agent and to the Arrangers, for their own account, fees payable in the amounts and at the times separately agreed upon between the Company, the Agent and the Arrangers. (d) All fees payable hereunder shall be paid on the dates due, in immediately available funds, to the Agent for distribution in the case of facility fees and the Term-Out Fee, to the Lenders under the applicable Tranche. Fees paid shall not be refundable under any circumstances. SECTION 2.11. Interest. (a) The Loans comprising each ABR Borrowing shall bear interest at the Alternate Base Rate plus the Applicable Rate.

47 (b) The Loans comprising each Term SOFR Borrowing shall bear interest at the Adjusted Term SOFR for the Interest Period in effect for such Borrowing plus the Applicable Rate. (c) The Loans comprising each EURIBOR Borrowing shall bear interest at the EURIBO Rate for the Interest Period in effect for such Borrowing plus the Applicable Rate. (d) The Loans comprising each Term CORRA Borrowing shall bear interest at the Adjusted Term CORRA for the Interest Period in effect for such Borrowing plus the Applicable Rate. (e) The Loans comprising each STIBOR Borrowing shall bear interest at the STIBO Rate for the Interest Period in effect for such Borrowing plus the Applicable Rate. (f) The Loans comprising each RFR Borrowing shall bear interest at the applicable Daily Simple RFR plus the Applicable Rate. (g) Notwithstanding the foregoing, if any principal of or interest on any Loan, any fee or other amount payable by any Borrower hereunder is not paid when due, whether at stated maturity, upon acceleration or otherwise, such overdue amount shall bear interest, after as well as before judgment, at a rate per annum equal to (i) in the case of overdue principal of or interest on any Loan, 2% per annum plus the interest rate otherwise applicable to such Loan as provided in the preceding paragraphs of this Section or (ii) in the case of any other amount, 2% per annum plus the rate applicable to ABR Loans as provided in paragraph (a) of this Section. (h) Accrued interest on each Loan under any Tranche shall be payable in arrears on each Interest Payment Date for such Loan and upon the termination of the Commitments of such Tranche; provided that (i) interest accrued pursuant to paragraph (g) of this Section shall be payable on demand, (ii) in the event of any repayment or prepayment of any Loan (other than a prepayment of an ABR Loan prior to the end of the Availability Period), accrued interest on the principal amount repaid or prepaid shall be payable on the date of such repayment or prepayment and (iii) in the event of any conversion of any Term Benchmark Loan prior to the end of the current Interest Period therefor, accrued interest on such Loan shall be payable on the effective date of such conversion. All interest shall be payable in the currency in which the applicable Loan is denominated. (i) All interest hereunder shall be computed on the basis of a year of 360 days, except that (i) interest computed by reference to the Alternate Base Rate at times when the Alternate Base Rate is based on the Prime Rate and (ii) interest on Term Benchmark Loans denominated in Canadian Dollars or Swedish Kronor and interest on RFR Loans denominated in Sterling or, if applicable pursuant to Section 2.12, Canadian Dollars shall each be computed on the basis of a year of 365 days (or, in the case of ABR Borrowings, 366 days in a leap year), and in each case shall be payable for the actual

48 number of days elapsed (including the first day but excluding the last day). The applicable Adjusted Term SOFR, Term SOFR, EURIBO Rate, Adjusted Term CORRA, Term CORRA, STIBO Rate, Alternate Base Rate, Daily Simple SONIA or, if applicable pursuant to Section 2.12, Adjusted Daily Simple SOFR or Adjusted Daily Simple CORRA shall be determined by the Agent and such determination shall be conclusive absent manifest error. SECTION 2.12. Alternate Rate of Interest. (a) Subject to Section 2.12(b), if: (i) the Agent determines (which determination shall be conclusive absent manifest error) (A) prior to the commencement of any Interest Period for a Term Benchmark Borrowing, that adequate and reasonable means do not exist for ascertaining the Adjusted Term SOFR, the EURIBO Rate, the Adjusted Term CORRA or the STIBO Rate, as the case may be (including because the Relevant Screen Rate is not available or published on a current basis), for such Interest Period or (B) at any time, that adequate and reasonable means do not exist for ascertaining the applicable Daily Simple RFR with respect to any RFR Borrowing; or (ii) the Agent is advised by the Required Lenders (A) prior to the commencement of any Interest Period for a Term Benchmark Borrowing, that the Adjusted Term SOFR, the EURIBO Rate, the Adjusted Term CORRA or the STIBO Rate, as the case may be, for such Interest Period will not adequately and fairly reflect the cost to such Lenders of making or maintaining their Loans included in such Term Benchmark Borrowing for such Interest Period or (B) at any time, that the applicable Daily Simple RFR will not adequately and fairly reflect the cost to such Lenders of making or maintaining their Loans included in any RFR Borrowing; then the Agent shall give notice thereof (which may be by telephone) to the Company and the applicable Lenders as promptly as practicable thereafter and, until (x) the Agent notifies the Company and the Lenders that the circumstances giving rise to such notice no longer exist with respect to the relevant Benchmark and (y) the applicable Borrower (or the Company on its behalf) delivers a new Interest Election Request in accordance with the terms of Section 2.06 or a new Notice of Borrowing in accordance with the terms of Section 2.03, (A) in the case of Loans denominated in US Dollars, any Interest Election Request that requests the conversion of any Borrowing to, or continuation of any Borrowing as, an affected Term Benchmark Borrowing and any Notice of Borrowing that requests an affected Term Benchmark Borrowing shall instead be deemed to be an Interest Election Request or a Notice of Borrowing, as applicable, for (1) an RFR Borrowing denominated in US Dollars so long as the Adjusted Daily Simple SOFR is not also the subject of Section 2.12(a)(i) or 2.12(a)(ii) or (2) an ABR Borrowing if the Adjusted Daily Simple SOFR also is the subject of Section 2.12(a)(i) or 2.12(a)(ii) and (B) in the case of Loans denominated in a Designated Foreign Currency, any Interest Election Request that requests the conversion of any Borrowing to, or continuation of any Borrowing as, an affected Term Benchmark Borrowing and any Notice of Borrowing that requests an affected Term Benchmark Borrowing or an affected RFR Borrowing, in each case, for the relevant

49 Benchmark, shall be ineffective; provided that if the circumstances giving rise to such notice affect only one Type of Borrowing, then all other Types of Borrowings shall be permitted. Furthermore, if any Term Benchmark Loan or RFR Loan in any Agreed Currency is outstanding on the date of the Company’s receipt of the notice from the Agent referred to in this Section 2.12(a) with respect to a Relevant Rate applicable to such Term Benchmark Loan or RFR Loan, then until (x) the Agent notifies the Company and the Lenders that the circumstances giving rise to such notice no longer exist with respect to the relevant Benchmark and (y) the applicable Borrower (or the Company on its behalf) delivers a new Interest Election Request in accordance with the terms of Section 2.06 or a new Notice of Borrowing in accordance with the terms of Section 2.03, (A) in the case of Loans denominated in US Dollars, (1) any affected Term Benchmark Loan shall, on the last day of the Interest Period applicable to such Loan, convert to, and shall constitute, (x) an RFR Borrowing denominated in US Dollars so long as the Adjusted Daily Simple SOFR is not also the subject of Section 2.12(a)(i) or 2.12(a)(ii) or (y) an ABR Loan if the Adjusted Daily Simple SOFR also is the subject of Section 2.12(a)(i) or 2.12(a)(ii) on such day and (2) any RFR Loan shall on and from such day convert to, and shall constitute, an ABR Loan and (B) in the case of Loans denominated in a Designated Foreign Currency, (1) any affected Term Benchmark Loan shall, on the last day of the Interest Period applicable to such Loan, convert to, and shall constitute, a CBR Loan that bears interest at the Central Bank Rate for the applicable Designated Foreign Currency (or, in the case of a Loan denominated in Canadian Dollars, the Canadian Prime Rate) plus the CBR Spread; provided that if the Agent determines (which determination shall be conclusive and binding absent manifest error) that the Central Bank Rate for the applicable Designated Foreign Currency (or, in the case of a Loan denominated in Canadian Dollars, the Canadian Prime Rate) cannot be determined, any such affected Term Benchmark Loans shall be prepaid in full by the applicable Borrower on the day that the Company receives notice thereof from the Agent, and (2) any affected RFR Loan shall convert to, and shall constitute, a CBR Loan that bears interest at the Central Bank Rate for the applicable Designated Foreign Currency plus the CBR Spread; provided that if the Agent determines (which determination shall be conclusive and binding absent manifest error) that the Central Bank Rate for the applicable Designated Foreign Currency cannot be determined, any such affected RFR Loan shall be prepaid in full by the applicable Borrower on the day that the Company receives notice thereof from the Agent. Interest on any CBR Loan shall be payable, and principal of any CBR Loan shall be payable or prepayable, in each case, as would be applicable to the Loan that was converted into such CBR Loan. (b) (i) Notwithstanding anything to the contrary herein or in any other Loan Document, if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred prior to the Reference Time in respect of any setting of the then-current Benchmark, then (x) if a Benchmark Replacement is determined in accordance with clause (1) of the definition of “Benchmark Replacement” with respect to US Dollars or Canadian Dollars for such Benchmark Replacement Date, such Benchmark Replacement will replace such Benchmark (including any related adjustment) for all purposes hereunder and under any other Loan Document in respect of such Benchmark setting and subsequent Benchmark settings without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document and (y) if a Benchmark Replacement is determined in accordance with clause (2) of the definition of “Benchmark Replacement”

50 with respect to any Agreed Currency for such Benchmark Replacement Date, such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any other Loan Document in respect of any Benchmark setting at or after 5:00 p.m., New York City time, on the fifth Business Day after the date notice of such Benchmark Replacement is provided to the Lenders without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document so long as the Agent has not received, by such time, written notice of objection to such Benchmark Replacement from Lenders comprising the Required Lenders. (ii) Notwithstanding anything to the contrary herein or in any other Loan Document, the Agent will have the right to make Benchmark Replacement Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Benchmark Replacement Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document. Notwithstanding anything to the contrary herein or in any other Loan Document and subject to the proviso below in this paragraph, with respect to a Loan denominated in Canadian Dollars, if a Term CORRA Reelection Event and its related Benchmark Replacement Date have occurred prior to the Reference Time in respect of any setting of the then-current Benchmark, then the applicable Benchmark Replacement will replace the then-current Benchmark for all purposes hereunder or under any other Loan Document in respect of such Benchmark setting and subsequent Benchmark settings, without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document; provided that the foregoing shall not be effective unless the Agent has delivered to the Lenders and the Company a Term CORRA Notice. For the avoidance of doubt, the Agent shall not be required to deliver a Term CORRA Notice after the occurrence of a Term CORRA Reelection Event and may do so in its sole discretion. (iii) The Agent will promptly notify the Company and the Lenders of (A) any occurrence of a Benchmark Transition Event, (B) the implementation of any Benchmark Replacement, (C) the effectiveness of any Benchmark Replacement Conforming Changes, (D) the removal or reinstatement of any tenor of a Benchmark pursuant to Section 2.12(b)(iv) and (E) the commencement or conclusion of any Benchmark Unavailability Period. Any determination, decision or election that may be made by the Agent or, if applicable, any Lender (or group of Lenders) pursuant to this Section 2.12, including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party to this Agreement or any other Loan Document, except, in each case, as expressly required pursuant to this Section 2.12. (iv) Notwithstanding anything to the contrary herein or in any other Loan Document, at any time (including in connection with the implementation of a

51 Benchmark Replacement), (A) if the then-current Benchmark is a term rate (including the Term SOFR, the EURIBO Rate, the Term CORRA or the STIBO Rate) and either (x) any tenor for such Benchmark is not displayed on a screen or other information service that publishes such rate from time to time as selected by the Agent in its reasonable discretion or (y) the regulatory supervisor for the administrator of such Benchmark has provided a public statement or publication of information announcing that any tenor for such Benchmark is or will be no longer representative, then the Agent may modify the definition of “Interest Period” for any Benchmark settings at or after such time to remove such unavailable or non- representative tenor and (B) if a tenor that was removed pursuant to clause (A) above either (x) is subsequently displayed on a screen or information service for a Benchmark (including a Benchmark Replacement) or (y) is not, or is no longer, subject to an announcement that it is or will no longer be representative for a Benchmark (including a Benchmark Replacement), then the Agent may modify the definition of “Interest Period” for all Benchmark settings at or after such time to reinstate such previously removed tenor. (v) Upon the Company’s receipt of notice of the commencement of a Benchmark Unavailability Period, the applicable Borrower (or the Company on its behalf) may revoke any request for borrowing of, conversion to or continuation of a Term Benchmark Borrowing or RFR Borrowing to be made, converted or continued during any Benchmark Unavailability Period and, failing that, (A) the applicable Borrower will be deemed to have converted any request for an affected Term Benchmark Borrowing denominated in US Dollars into a request for a borrowing of or conversion to (1) an RFR Borrowing denominated in US Dollars so long as the Adjusted Daily Simple SOFR is not the subject of a Benchmark Transition Event or (2) an ABR Borrowing if the Adjusted Daily Simple SOFR is also the subject of a Benchmark Transition Event or (B) any request for any affected Term Benchmark Borrowing or RFR Borrowing denominated in a Designated Foreign Currency shall be ineffective. Furthermore, if any Term Benchmark Loan or RFR Loan in any Agreed Currency is outstanding on the date of the Company’s receipt of notice of the commencement of a Benchmark Unavailability Period with respect to a Relevant Rate applicable to such Term Benchmark Loan or RFR Loan, then until such time as a Benchmark Replacement for such Agreed Currency is implemented pursuant to this Section 2.12(b), (A) in the case of Loans denominated in US Dollars, (1) any Term Benchmark Loan shall on the last day of the Interest Period applicable to such Loan convert to, and shall constitute, (x) an RFR Loan denominated in US Dollars so long as the Adjusted Daily Simple SOFR is not the subject of a Benchmark Transition Event or (y) an ABR Loan if the Adjusted Daily Simple SOFR is the subject of a Benchmark Transition Event and (2) any RFR Loan shall on and from such day covert to, and shall constitute, and ABR Loan and (B) in the case of Loans denominated in a Designated Foreign Currency, (1) any Term Benchmark Loan shall, on the last day of the Interest Period applicable to such Loan, convert to, and shall constitute, a CBR Loan that bears interest at the Central Bank Rate for the applicable Designated Foreign Currency (or, in the case of a Loan denominated in Canadian Dollars, the Canadian Prime Rate) plus the CBR Spread; provided that if the Agent determines (which determination shall be

52 conclusive and binding absent manifest error) that the Central Bank Rate for the applicable Designated Foreign Currency (or, in the case of a Loan denominated in Canadian Dollars, the Canadian Prime Rate) cannot be determined, any such affected Loan shall be prepaid in full by the applicable Borrower on the day that the Company receives notice thereof from the Agent, and (2) any RFR Loan shall convert to, and shall constitute, a CBR Loan that bears interest at the Central Bank Rate for the applicable Designated Foreign Currency plus the CBR Spread; provided that if the Agent determines (which determination shall be conclusive and binding absent manifest error) that the Central Bank Rate for the applicable Designated Foreign Currency cannot be determined, any such affected Loan shall be prepaid in full by the applicable Borrower on the day that the Company receives notice thereof from the Agent. Interest on any CBR Loan shall be payable, and principal of any CBR Loan shall be payable or prepayable, in each case, as would be applicable to the Loan that was converted into such CBR Loan. During any Benchmark Unavailability Period or at any time that a tenor for the then-current Benchmark is not an Available Tenor, the component of Alternate Base Rate based upon the then-current Benchmark or such tenor for such Benchmark, as applicable, will not be used in any determination of Alternate Base Rate. SECTION 2.13. Increased Costs. (a) If any Change in Law shall: (i) impose, modify or deem applicable any reserve, special deposit, liquidity or similar requirements (including any compulsory loan requirement, insurance charge or other assessment) against assets of, deposits with or for the account of, or credit extended or participated in by, any Lender; (ii) impose on any Lender or the applicable interbank market any other condition, cost or expense (other than Taxes) affecting this Agreement or Loans made by such Lender; or (iii) subject any Recipient to any Taxes (other than (A) Indemnified Taxes, (B) Taxes described in clauses (b) through (d) of the definition of the term “Excluded Taxes” and (C) Connection Income Taxes) on its loans, loan principal, letters of credit, commitments or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto; and the result of any of the foregoing shall be to increase the cost to such Lender or other Recipient of making, converting to, continuing or maintaining any Loan or of maintaining its obligation to make any Loan, or to reduce the amount of any sum received or receivable by such Lender or other Recipient hereunder (whether of principal, interest or any other amount) then, from time to time upon request of such Lender or other Recipient, the Company will pay or cause to be paid to such Lender or other Recipient, as the case may be, such additional amount or amounts as will compensate such Lender or other Recipient, as the case may be, for such additional costs incurred or reduction suffered. (b) If any Lender determines that any Change in Law affecting such Lender or any lending office of such Lender or such Lender’s holding company, if any,

53 regarding capital or liquidity requirements has had or would have the effect of reducing the rate of return on such Lender’s capital or on the capital of such Lender’s holding company, if any, as a consequence of this Agreement, the Commitments of such Lender or the Loans made by such Lender to a level below that which such Lender or such Lender’s holding company could have achieved but for such Change in Law (taking into consideration such Lender’s policies and the policies of such Lender’s holding company with respect to capital adequacy or liquidity), then, from time to time upon request of such Lender, the Company will pay or cause to be paid to such Lender such additional amount or amounts as will compensate such Lender or such Lender’s holding company for any such reduction suffered. (c) A certificate of a Lender or other Recipient setting forth the amount or amounts necessary to compensate such Lender or other Recipient or its holding company, as the case may be, as specified in paragraph (a) or (b) of this Section delivered to the Company shall be conclusive absent manifest error. In determining such amount or amounts, such Lender or other Recipient may use any reasonable averaging and attribution methods. Any such certificate shall contain a statement as to the calculation of such amount or amounts; provided that such Lender or other Recipient shall not be required to disclose any information it considers, in its sole discretion, to be confidential. The Company will pay or cause to be paid to such Lender or other Recipient, as the case may be, the amount shown as due on any such certificate within 30 days after receipt thereof. (d) Failure or delay on the part of any Lender or other Recipient to demand compensation pursuant to this Section shall not constitute a waiver of such Lender’s or other Recipient’s right to demand such compensation; provided that the Company shall not be required to compensate a Lender or other Recipient pursuant to this Section for any increased costs or expenses incurred or reductions suffered more than 180 days prior to the date that such Lender or other Recipient, as the case may be, notifies the Company of the Change in Law giving rise to such increased costs or expenses or reductions and of such Lender’s or other Recipient’s intention to claim compensation therefor; provided further that, if the Change in Law giving rise to such increased costs or expenses or reductions is retroactive, then the 180-day period referred to above shall be extended to include the period of retroactive effect thereof. SECTION 2.14. Break Funding Payments. In the event of (a) the payment of any principal of any Term Benchmark Loan other than on the last day of an Interest Period applicable thereto (including as a result of an Event of Default), (b) the conversion of any Term Benchmark Loan other than on the last day of the Interest Period applicable thereto, (c) the failure to borrow, convert, continue or prepay any Term Benchmark Loan on the date specified in any notice delivered pursuant hereto (regardless of whether any such notice may be revoked or extended under Section 2.09(d) and is revoked or extended in accordance therewith) or (d) the assignment of any Term Benchmark Loan other than on the last day of the Interest Period applicable thereto as a result of a request by the Company pursuant to Section 2.17, then, in any such event, the applicable Borrower shall compensate each Lender for the loss, cost and expense (but not for any lost profit) attributable to such event. A certificate of any Lender setting forth in reasonable detail any amount or amounts that such Lender is entitled to receive pursuant

54 to this Section and explaining in reasonable detail the method by which such amount shall have been determined shall be delivered to the Company and shall be conclusive absent manifest error. The Company shall pay such Lender the amount shown as due on any such certificate within 30 days after receipt thereof. SECTION 2.15. Taxes. (a) Payments Free of Taxes. Any and all payments by or on account of any obligation of any Borrower under any Loan Document shall be made without deduction or withholding for any Taxes, except as required by applicable law. If any applicable law (as determined in the good faith discretion of an applicable withholding agent) requires the deduction or withholding of any Tax from any such payment by a withholding agent, then the applicable withholding agent shall be entitled to make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with applicable law and, if such Tax is an Indemnified Tax, then the sum payable by the applicable Borrower shall be increased as necessary so that after such deduction or withholding has been made (including such deductions and withholdings applicable to additional sums payable under this Section 2.15) the applicable Recipient receives an amount equal to the sum it would have received had no such deduction or withholding been made. (b) Payment of Other Taxes by the Borrowers. The Borrowers shall timely pay to the relevant Governmental Authority in accordance with applicable law, or at the option of the Agent timely reimburse it for the payment of, any Other Taxes. (c) Evidence of Payment. As soon as practicable after any payment of Taxes by any Borrower to a Governmental Authority pursuant to this Section, such Borrower shall deliver to the Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other satisfactory evidence of such payment. (d) Indemnification by the Borrowers. The Borrowers shall indemnify each Recipient, within 15 days after demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section) payable or paid by such Recipient or required to be withheld or deducted from a payment to such Recipient and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Company by a Lender (with a copy to the Agent), or by the Agent on its own behalf or on behalf of a Lender, shall be conclusive absent manifest error. (e) Indemnification by the Lenders. Each Lender shall severally indemnify the Agent, within 15 days after demand therefor, for (i) any Indemnified Taxes attributable to such Lender (but only to the extent that any Borrower has not already indemnified the Agent for such Indemnified Taxes and without limiting the obligation of the Borrowers to do so), (ii) any Taxes attributable to such Lender’s failure to comply with the provisions of Section 9.05(b) relating to the maintenance of a Participant Register and (iii) any Excluded Taxes attributable to such Lender, in each case, that are payable or paid

55 by the Agent in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by the Agent shall be conclusive absent manifest error. Each Lender hereby authorizes the Agent to set off and apply any and all amounts at any time owing to such Lender under any Loan Document or otherwise payable by the Agent to the Lender from any other source against any amount due to the Agent under this paragraph (e). (f) Status of Lenders. (i) Any Lender that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Loan Document shall deliver to the Company and the Agent, at the time or times reasonably requested by the Company or the Agent, such properly completed and executed documentation reasonably requested by the Company or the Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if reasonably requested by the Company or the Agent, shall deliver such other documentation prescribed by applicable law or reasonably requested by the Company or the Agent as will enable the Company or the Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Section 2.15(f)(ii)(A), (ii)(B) and (ii)(D)) shall not be required if in the Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender. Notwithstanding the foregoing, in the case of any applicable Borrower that is not a U.S. Person, the applicable Lender will not be subject to the requirements of this paragraph (f)(i) unless it has received written notice from such Borrower advising it of the availability of an exemption or reduction of withholding Tax under the laws of the jurisdiction in which such Borrower is located and containing all applicable documentation (together, if requested by such Lender, with a certified English translation thereof) required to be completed by such Lender in order to receive any such exemption or reduction, and such Lender is reasonably satisfied that it is legally able to provide such documentation to such Borrower. (ii) Without limiting the generality of the foregoing, in the event that a Borrower is a U.S. Person: (A) any Lender that is a U.S. Person shall deliver to such Borrower and the Agent on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Company or the Agent), executed copies of IRS Form W-9 certifying that such Lender is exempt from U.S. Federal backup withholding tax; (B) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Company and the Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such

56 Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Company or the Agent), whichever of the following is applicable: (i) in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Loan Document, executed copies of IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable, establishing an exemption from, or reduction of, U.S. Federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Loan Document, IRS Form W-8BEN or IRS Form W- 8BEN-E, as applicable, establishing an exemption from, or reduction of, U.S. Federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty; (ii) executed copies of IRS Form W-8ECI; (iii) in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Internal Revenue Code, (x) a certificate substantially in the form of Exhibit E-1 to the effect that such Foreign Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Internal Revenue Code, a “10 percent shareholder” of the Company within the meaning of Section 881(c)(3)(B) of the Internal Revenue Code, or a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Internal Revenue Code (a “U.S. Tax Compliance Certificate”) and (y) executed copies of IRS Form W-8BEN or IRS Form W- 8BEN-E, as applicable; or (iv) to the extent a Foreign Lender is not the beneficial owner, executed copies of IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable, a U.S. Tax Compliance Certificate substantially in the form of Exhibit E-2 or Exhibit E-3, IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit E-4 on behalf of each such direct and indirect partner; (C) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Company and the Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Company or the Agent),

57 executed copies of any other form prescribed by applicable law as a basis for claiming exemption from or a reduction in U.S. Federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by applicable law to permit the Company or the Agent to determine the withholding or deduction required to be made; and (D) if a payment made to a Lender under any Loan Document would be subject to U.S. Federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Internal Revenue Code, as applicable), such Lender shall deliver to the Company and the Agent at the time or times prescribed by law and at such time or times reasonably requested by the Company or the Agent such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Internal Revenue Code) and such additional documentation reasonably requested by the Company or the Agent as may be necessary for the Company and the Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount, if any, to deduct and withhold from such payment. Solely for purposes of this clause (D), “FATCA” shall include any amendments made to FATCA after the Effective Date. Each Lender agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Company and the Agent in writing of its legal inability to do so. (g) Treatment of Certain Refunds. If any party determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes (whether in the form of cash or credit) as to which it has been indemnified pursuant to this Section (including by the payment of additional amounts pursuant to this Section), it shall pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made under this Section with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) of such indemnified party and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund). Such indemnifying party, upon the request of such indemnified party, shall pay to such indemnified party the amount paid over pursuant to this paragraph (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event that such indemnified party is required to repay such refund to such Governmental Authority (but only to the extent of such repayment). Notwithstanding anything to the contrary in this paragraph, the indemnified party will be required to pay an amount to an indemnifying party pursuant to this paragraph only to the extent that such payment would not place the indemnified party in a less favorable net after-Tax position than the indemnified party would have been in if the indemnification payments or additional amounts giving rise to such refund had never been paid. This paragraph shall not be construed to require any indemnified party to make available its Tax returns (or any

58 other information relating to its Taxes that it deems confidential) to the indemnifying party or any other Person. (h) Defined Terms. For purposes of this Section, the term “applicable law” shall include FATCA. SECTION 2.16. Payments Generally; Pro Rata Treatment; Sharing of Set-offs. (a) Each Borrower shall make each payment required to be made by it hereunder or under any other Loan Document (whether of principal, interest or fees or otherwise) prior to the time expressly required hereunder or under such other Loan Document for such payment or, if no such time is expressly required, prior to (i) in the case of payments denominated in US Dollars, 12:00 noon, New York City time, and (ii) in the case of payments denominated in a Designated Foreign Currency, the Applicable Time specified by the Agent, in each case on the date when due, in immediately available funds, without defense, set-off, recoupment or counterclaim. Any amounts received after such time on any date may, in the discretion of the Agent, be deemed to have been received on the next succeeding Business Day for purposes of calculating interest thereon. All such payments shall be made to the Agent for the account of the applicable Lenders to such account as the Agent shall from time to time specify in one or more notices delivered to the Company, except that payments pursuant to Sections 2.13, 2.14, 2.15, 2.18 and 9.03 shall be made directly to the Persons entitled thereto. The Agent shall distribute any such payments received by it for the account of any other Person to the appropriate recipient promptly following receipt thereof. If any payment under any Loan Document shall be due on a day that is not a Business Day, the date for payment shall be extended to the next succeeding Business Day and, in the case of any payment accruing interest, interest thereon shall be payable for the period of such extension. All payments hereunder of principal or interest in respect of any Loan shall, except as otherwise expressly provided herein, be made in the currency of such Loan; all other payments hereunder and under each other Loan Document shall be made in US Dollars. Any payment required to be made by the Agent hereunder shall be deemed to have been made by the time required if the Agent shall, at or before such time, have taken the necessary steps to make such payment in accordance with the regulations or operating procedures of the clearing or settlement system used by the Agent to make such payment. (b) If at any time insufficient funds are received by the Agent from any Borrower (or from the Company as guarantor of the Obligations of such Borrower pursuant to Article VIII) and available to pay fully all amounts of principal, interest and fees then due from such Borrower hereunder, such funds shall be applied (i) first, towards payment of interest and fees then due from such Borrower hereunder, ratably among the parties entitled thereto in accordance with the amounts of interest and fees then due to such parties and (ii) second, towards payment of principal of the Loans then due from such Borrower hereunder, ratably among the parties entitled thereto in accordance with the amounts of such principal then due to such parties. (c) If any Lender shall, by exercising any right of set-off or counterclaim or otherwise, obtain payment in respect of its Loans or accrued interest thereon (collectively, “Claims”) resulting in such Lender receiving payment of a greater

59 proportion of the aggregate amount of its Claims than the proportion received by any other Lender, then the Lender receiving such greater proportion shall purchase (for cash at face value) participations in the Claims of the other Lenders to the extent necessary so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amounts of their respective Claims; provided that (i) if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest, and (ii) the provisions of this paragraph shall not be construed to apply to any payment made by any Borrower pursuant to and in accordance with the express terms of this Agreement or any other Loan Document (for the avoidance of doubt, as it may be amended from time to time) or any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Claims to any assignee or participant, other than to the Company or any Affiliate thereof (as to which the provisions of this paragraph shall apply). Each Borrower consents to the foregoing and agrees, to the extent it may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against each Borrower rights of set-off and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of such Borrower in the amount of such participation. (d) Unless the Agent shall have received notice from a Borrower prior to the date on which any payment is due to the Agent for the account of any Lenders hereunder that such Borrower will not make such payment, the Agent may assume that such Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the applicable Lenders the amount due. In such event, if such Borrower has not in fact made such payment, then each applicable Lender severally agrees to repay to the Agent forthwith on demand the amount so distributed to such Lender with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Agent, at the Overnight Rate. SECTION 2.17. Mitigation Obligations; Replacement of Lenders. (a) If any Lender requests compensation under Section 2.13 or 2.18, or if any Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.15, then such Lender shall use reasonable efforts to designate a different lending office for funding or booking its affected Loans or other extensions of credit hereunder or to assign its affected rights and obligations hereunder to another of its offices, branches or Affiliates, if, in the judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 2.13, 2.15 or 2.18, as the case may be, in the future and (ii) would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. The Borrowers hereby agree to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment. (b) If (i) any Lender requests compensation under Section 2.13 or 2.18, (ii) any Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.15, (iii) any

60 Lender is a Defaulting Lender or (iv) any Lender has failed to consent to a proposed amendment or waiver that under Section 9.04 requires the consent of all the Lenders (or all the affected Lenders or all the Lenders of the affected Class) and with respect to which the Required Lenders (or, in circumstances where Section 9.04 does not require the consent of the Required Lenders, a majority in interest of the Lenders of the affected Class) shall have granted their consent, then the Company may, at its sole expense and effort, upon notice to such Lender and the Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in Section 9.05), all its interests, rights (other than its existing rights to payments pursuant to Sections 2.13, 2.15 or 2.18) and obligations under the Loan Documents (or, in the case of any such assignment and delegation resulting from a failure to provide a consent, all its interests, rights (other than such existing rights) and obligations under this Agreement and the other Loan Documents as a Lender of a particular Class) to an Eligible Assignee that shall assume such obligations (which may be another Lender, if a Lender accepts such assignment); provided that (A) the Company shall have received the prior written consent of the Agent, which consent shall not be unreasonably withheld, delayed or conditioned, (B) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans, accrued interest thereon, accrued fees and all other amounts payable to it hereunder (if applicable, in each case only to the extent such amounts relate to its interest as a Lender of a particular Class) from the assignee (to the extent of such outstanding principal, funded participations and accrued interest and fees) or the applicable Borrowers (in the case of all other amounts), (C) in the case of any such assignment resulting from a claim for compensation under Section 2.13 or 2.18 or payments required to be made pursuant to Section 2.15, such assignment will result in a material reduction in such compensation or payments, (D) in the case of any such assignment and delegation resulting from the failure to provide a consent, the assignee shall have given such consent and, as a result of such assignment and delegation and any contemporaneous assignments and delegations and consents, the applicable amendment or waiver and (E) such assignment does not conflict with applicable law. A Lender shall not be required to make any such assignment and delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Company to require such assignment and delegation cease to apply. Each party hereto agrees that an assignment and delegation required pursuant to this paragraph may be effected pursuant to an Assignment and Assumption executed by the Company, the Agent and the assignee and that the Lender required to make such assignment and delegation need not be a party thereto. SECTION 2.18. Foreign Subsidiary Costs. (a) If the cost to any Lender of making, converting to, continuing or maintaining any Loan to (or of maintaining its obligation to make any such Loan) any Borrowing Subsidiary is increased (or the amount of any sum received or receivable by any Lender (or its applicable lending office) is reduced) by an amount deemed in good faith by such Lender to be material, by reason of the fact that such Borrowing Subsidiary is incorporated in, or conducts business in, a jurisdiction outside the United States, such Borrowing Subsidiary shall indemnify such Lender for such increased cost or reduction within 15 days after demand by such Lender (with a copy to the Agent). A certificate of such Lender claiming compensation under this paragraph and setting forth the additional amount or amounts to be paid to it hereunder

61 (and the basis for the calculation of such amount or amounts) shall be conclusive in the absence of manifest error. (b) Each Lender will promptly notify the Company and the Agent of any event of which it has knowledge that will entitle such Lender to additional interest or payments pursuant to paragraph (a) above, but in any event within 90 days after such Lender obtains actual knowledge thereof; provided that (i) if any Lender fails to give such notice within 90 days after it obtains actual knowledge of such an event, such Lender shall, with respect to compensation payable pursuant to this Section 2.18 in respect of any costs or reductions resulting from such event, only be entitled to payment under this Section 2.18 for costs or reductions incurred from and after the date 90 days prior to the date that such Lender does give such notice and (ii) each Lender will, promptly after obtaining such actual knowledge, designate a different applicable lending office, if, in the judgment of such Lender, such designation will avoid the need for, or reduce the amount of, such compensation and will not be otherwise disadvantageous to such Lender. SECTION 2.19. Designation of Borrowing Subsidiaries. (a) After the date hereof, the Company may request the designation of any Subsidiary as a Borrowing Subsidiary by delivery to the Agent of a Borrowing Subsidiary Agreement executed by such Subsidiary and the Company. Promptly following receipt of a Borrowing Subsidiary Agreement, the Agent shall make a copy thereof available to each Lender. Unless any Lender shall inform the Agent within 10 Business Days (or, in the case of any such Subsidiary that is incorporated in, or conducts business in, a jurisdiction outside the United States, 15 Business Days) following the receipt of such Borrowing Subsidiary Agreement by such Lender that it is unlawful or, solely in the case of a Subsidiary not organized under the law of a Borrowing Subsidiary Approved Jurisdiction, contrary to internal policies of general applicability of such Lender, for such Lender to extend credit to such Subsidiary (in which case such Subsidiary shall not become a Borrowing Subsidiary), such Subsidiary shall, upon the satisfaction of the conditions set forth in Section 4.03, become for all purposes of this Agreement a Borrowing Subsidiary and a party to this Agreement until the Company shall have executed and delivered to the Agent a Borrowing Subsidiary Termination with respect to such Subsidiary, whereupon such Subsidiary shall cease to be a Borrowing Subsidiary and a party to this Agreement. Promptly following receipt of any Borrowing Subsidiary Termination, the Agent shall make a copy thereof available to each Lender. Notwithstanding the second preceding sentence, no Borrowing Subsidiary Termination will become effective as to any Borrowing Subsidiary at a time when any principal of or interest on any Loan to such Borrowing Subsidiary shall be outstanding hereunder; provided that such Borrowing Subsidiary Termination shall be effective to terminate such Borrowing Subsidiary’s right to make further Borrowings under this Agreement. (b) Each Borrowing Subsidiary hereby irrevocably appoints the Company to serve as its agent for all purposes of this Agreement, (i) the giving and receipt of notices (including any Notice of Borrowing and any Interest Election Request) and (ii) the execution and delivery of all documents, instruments and certificates contemplated herein.

62 SECTION 2.20. Defaulting Lenders. (a) Notwithstanding any provision of this Agreement to the contrary, if any Lender becomes a Defaulting Lender, then the following provisions shall apply for so long as such Lender is a Defaulting Lender: (i) facility fees shall continue to accrue on the amount of the Commitments of such Defaulting Lender pursuant to Section 2.10(a) only to the extent of the Credit Exposure of such Defaulting Lender; (ii) any payment of principal, interest, fees or other amounts received by the Agent for the account of such Defaulting Lender (whether voluntary or mandatory, at maturity or otherwise) shall be applied at such time or times as may be determined by the Agent as follows: first, to the payment of any amounts owing by such Defaulting Lender to the Agent hereunder; second, as the Company may request (so long as no Default or Event of Default exists), to the funding of any Loan in respect of which such Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as determined by the Agent; third, if so determined by the Agent and the Company, to be held in a deposit account and released pro rata in order to satisfy such Defaulting Lender’s potential future funding obligations with respect to Loans under this Agreement; fourth, to the payment of any amounts owing to the Lenders as a result of any judgment of a court of competent jurisdiction obtained by any Lender or under any other Loan Document; fifth, so long as no Default or Event of Default exists, to the payment of any amounts owing to any Borrower as a result of any judgment of a court of competent jurisdiction obtained by such Borrower against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement or under any other Loan Document; and sixth, to such Defaulting Lender or as otherwise directed by a court of competent jurisdiction; provided that if (x) such payment is a payment of the principal amount of any Loans in respect of which such Defaulting Lender has not fully funded its appropriate share, and (y) such Loans were made at a time when the conditions set forth in Section 4.02 were satisfied or waived, such payment shall be applied solely to pay the Loans of all Non-Defaulting Lenders of the applicable Class on a pro rata basis prior to being applied to the payment of any Loans of such Defaulting Lender until such time as all Loans are held by the Lenders pro rata in accordance with their respective Commitments; it being agreed that any payments, prepayments or other amounts paid or payable to a Defaulting Lender that are applied (or held) to pay amounts owed by a Defaulting Lender or held in a deposit account to satisfy such Defaulting Lender’s potential future funding obligations pursuant to this clause (ii) shall be deemed paid to and redirected by such Defaulting Lender, and each Lender irrevocably consents hereto; and (iii) the Commitments and Credit Exposures of such Defaulting Lender shall not be included in determining whether the Required Lenders or any other requisite Lenders have taken or may take any action hereunder (including any consent to any amendment, waiver or other modification pursuant to Section 9.04); provided that any amendment, waiver or other modification requiring the consent of all Lenders or all Lenders affected thereby shall, except as otherwise provided

63 in Section 9.04, require the consent of such Defaulting Lender in accordance with the terms hereof. (b) In the event that the Agent and the Company shall agree that a Defaulting Lender has adequately remedied all matters that caused such Lender to be a Defaulting Lender, then on such date such Lender shall purchase at par such of the Tranche One Loans and/or Tranche Two Loans of the other Lenders as the Agent shall determine to be necessary in order for the Lenders to hold such Loans in accordance with their applicable Tranche Percentages, and such Lender shall thereupon cease to be a Defaulting Lender (but shall not be entitled to receive any fees accrued during the period when it was a Defaulting Lender, and all amendments, waivers or modifications effected without its consent in accordance with the provisions of Section 9.04 and this Section during such period shall be binding on it). (c) The rights and remedies against, and with respect to, a Defaulting Lender under this Section 2.20 are in addition to, and cumulative and not in limitation of, all other rights and remedies that the Agent and each Lender, the Company or any other Borrower may at any time have against, or with respect to, such Defaulting Lender. SECTION 2.21. Term-Out Option. The Company may, by delivery of a notice to the Agent prior to the Commitment Termination Date (and the Agent shall promptly deliver a copy thereof to each Lender), elect (such election, the “Term-Out Option”) to extend the Maturity Date to April 3, 2026 (or if such date shall not be a Business Day, the immediately preceding Business Day). If the Company has elected the Term-Out Option, the Maturity Date shall automatically and without any consent or other action being required by any Lender or other Person, extend to April 3, 2026 (or if such date shall not be a Business Day, the immediately preceding Business Day), subject to the satisfaction, on and as of the Commitment Termination Date, of the conditions that (a) the representations and warranties of the Borrowers contained in Article III (except the representations and warranties set forth in Sections 3.04(b) and 3.05) or in the applicable Borrowing Subsidiary Agreement shall be true on and as of the Commitment Termination Date, (b) no Default or Event of Default shall have occurred and be continuing and (c) the Agent shall have received a certificate, dated as of the Commitment Termination Date and executed by a Financial Officer of the Company, confirming the satisfaction of the conditions in the preceding clauses (a) and (b), and (d) the Agent shall have received the Term-Out Fees for the account of each Lender pursuant to Section 2.10(b). SECTION 2.22. Illegality. Notwithstanding the foregoing provisions of this Article II, if, after the Effective Date, the adoption or taking effect of any applicable law, rule or regulation, or any change in any applicable law, rule or regulation, or any change in the implementation, interpretation or administration thereof by any Governmental Authority charged with the implementation, interpretation or administration thereof, or compliance by any Lender (or its applicable lending office) with any request, rule, guideline or directive (whether or not having the force of law) of any such Governmental Authority shall make it unlawful or impossible for any Lender (or its applicable lending office) to make, maintain or fund its Term Benchmark Loans or RFR Loans, in any currency and such Lender shall so notify the Agent, the Agent shall forthwith

64 give notice thereof to the other Lenders and the Company, whereupon until such Lender notifies the Company and the Agent that the circumstances giving rise to such suspension no longer exist (which such Lender agrees to do promptly upon becoming aware that such circumstances no longer exist), the obligation of such Lender to make Term Benchmark Loans or RFR Loans, as the case may be, in such currency shall be suspended. Before giving any notice to the Agent pursuant to this Section, any such Lender shall designate a different applicable lending office if such designation will avoid the need for giving such notice and will not, in the judgment of such Lender, be otherwise disadvantageous to such Lender. If any such Lender shall determine that it may not lawfully continue to maintain and fund any of its outstanding Term Benchmark Loans or RFR Loans to maturity and shall so specify in such notice, the applicable Borrowers shall immediately prepay in full the then outstanding principal amount of each such Term Benchmark Loan or RFR Loan, as the case may be, together with accrued interest thereon. Concurrently with prepaying each such Term Benchmark Loan or RFR Loan, as the case may be, each such Borrower shall borrow an ABR Loan in an equal principal amount from such Lender (on which interest and principal shall be payable contemporaneously with the related Term Benchmark Loans or RFR Loans, as the case may be, of the other Lenders), and such Lender shall make such an ABR Loan. ARTICLE III REPRESENTATIONS AND WARRANTIES The Company represents and warrants that: SECTION 3.01. Corporate Existence and Power. The Company and each Borrowing Subsidiary is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, and has all corporate powers and all material governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted. SECTION 3.02. Corporate and Governmental Authorization; No Contravention. The execution, delivery and performance by each Borrower of this Agreement and each other Loan Document to which it is a party are within such Borrower’s corporate powers, have been duly authorized by all necessary corporate action, require no action by or in respect of, or filing with, any Governmental Authority and do not contravene, or constitute a default under, any provision of applicable law or regulation or of the certificate of incorporation, by-laws or other organizational document of the Company or any Borrowing Subsidiary or of any agreement, judgment, injunction, order, decree or other instrument binding upon the Company or any of its Subsidiaries or result in the creation or imposition of any Lien on any asset of the Company or any of its Subsidiaries. SECTION 3.03. Binding Effect. This Agreement and each other Loan Document to which it is a party has been duly executed and delivered by each Borrower and constitutes a valid and binding agreement of each Borrower, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization,

65 moratorium or other laws affecting creditors’ rights generally and to general principles of equity, regardless of whether considered in a proceeding in equity or at law. SECTION 3.04. Financial Information; No Material Adverse Change. (a) The consolidated balance sheet of the Company and its Consolidated Subsidiaries as of December 31, 2023, and the related consolidated statements of operations, stockholders’ equity and cash flows for the fiscal year then ended, reported on by PricewaterhouseCoopers LLP and included in the Company’s Annual Report on Form 10- K for the fiscal year ended December 31, 2023, a copy of which has been heretofore made available to each of the Lenders, fairly present, in conformity with GAAP, the consolidated financial position of the Company and its Consolidated Subsidiaries as of such date and their consolidated results of operations and cash flows for such fiscal year. (b) Since December 31, 2023, there has been no material adverse change in the business, financial position or results of operations of the Company and its Consolidated Subsidiaries, considered as a whole. SECTION 3.05. Litigation. There is no action, suit or proceeding pending against, or to the knowledge of the Company threatened against or affecting, the Company or any of its Subsidiaries before any court or arbitrator or any Governmental Authority in which there is a reasonable possibility of an adverse decision which could materially adversely affect the business, consolidated financial position or consolidated results of operations of the Company and its Consolidated Subsidiaries considered as a whole or which in any manner draws into question the validity of this Agreement or any other Loan Document. SECTION 3.06. Compliance with ERISA. Except to the extent that failure to so fulfill its obligations or be in compliance could not materially adversely affect the business, consolidated financial position or consolidated results of operations of the Company and its Consolidated Subsidiaries, considered as a whole, each member of the ERISA Group has fulfilled its obligations under the minimum funding standards of ERISA and the Internal Revenue Code with respect to each Plan and is in compliance in all material respects with the presently applicable provisions of ERISA and the Internal Revenue Code with respect to each Plan. No member of the ERISA Group has (a) sought a waiver of the minimum funding standard under Section 412 of the Internal Revenue Code in respect of any Plan, (b) failed to make any required contribution or payment to any Plan or Multiemployer Plan or in respect of any Benefit Arrangement, or made any amendment to any Plan or Benefit Arrangement, which has resulted or, solely as a result of the passage of time, could result in the imposition of a Lien or the posting of a bond or other security under Sections 302(f) or 307 of ERISA or Sections 412(n) or 401(a)(29) of the Internal Revenue Code (or any successor provisions thereto) or (c) incurred any liability under Title IV of ERISA other than a liability to the PBGC for premiums under Section 4007 of ERISA if such action, failure or incurrence could materially adversely affect the business, consolidated financial position or consolidated results of operations of the Company and its Consolidated Subsidiaries, considered as a whole.

66 SECTION 3.07. Environmental Matters. (a) In the ordinary course of its business, the Company reviews, or causes its Subsidiaries to review, the effect of Environmental Laws on the business, operations and properties of the Company and its Subsidiaries. On the basis of this review, the Company has reasonably concluded that any associated liabilities and costs, as identified and evaluated by the Company in accordance with GAAP, including the costs of compliance with Environmental Laws, any capital or operating expenditures required for clean-up or closure of their properties, any capital or operating expenditures required to achieve or maintain compliance with environmental protection standards imposed by law or as a condition of any license, permit or contract, any periodic or permanent shutdown of any facility or reduction in the level of or change in the nature of operations conducted thereat, any costs or liabilities in connection with on or off-site disposal of wastes or Hazardous Substances, and any liabilities to third parties, including employees, and any related costs and expenses, are unlikely to have a material adverse effect on the business, financial condition or results of operations of the Company and its Consolidated Subsidiaries, considered as a whole and (b) none of the Company or its Subsidiaries has (i) failed to comply with, or to obtain and comply with any permit required under, any applicable Environmental Law or (ii) become subject to any liability, contingent or otherwise, under any applicable Environmental Law, except in the case of (i) and (ii), for any matters that would not reasonably be expected to have a material adverse effect on the business, financial condition or results of operations of the Company and its Consolidated Subsidiaries, considered as a whole. SECTION 3.08. Taxes. The Company and its Subsidiaries have filed all United States Federal income tax returns and all other material tax returns which are required to be filed by them and have paid all Taxes due pursuant to such returns or pursuant to any assessment received by the Company or any Subsidiary, excluding assessments currently being contested in good faith by appropriate proceedings. The charges, accruals and reserves on the books of the Company and its Subsidiaries in respect of Taxes or other governmental charges are, in the opinion of the Company, adequate. SECTION 3.09. Subsidiaries. Each of the Company’s Material Subsidiaries is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, and has all corporate powers and all material governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted. SECTION 3.10. Not an Investment Company. No Borrower is an “investment company” within the meaning of the Investment Company Act of 1940, as amended. SECTION 3.11. Full Disclosure. All information heretofore furnished by any Borrower to the Agent or any Lender for purposes of or in connection with the Loan Documents or any transaction contemplated hereby is, and all such information hereafter furnished by any Borrower to the Agent or any Lender will be, when taken as a whole, true and accurate in all material respects on the date as of which such information is stated or certified. The Company has disclosed to the Lenders in writing any and all facts which materially and adversely affect or may affect (to the extent the Company can now

67 reasonably foresee), the business, operations or financial condition of the Company and its Consolidated Subsidiaries, taken as a whole, or the ability of any Borrower to perform its obligations under the Loan Documents. SECTION 3.12. Federal Reserve Regulations. None of the Company or any its Subsidiaries is engaged or will engage, principally or as one of its important activities, in the business of purchasing or carrying “margin stock” (within the meaning of Regulation U) or extending credit for the purpose of purchasing or carrying margin stock. No part of the proceeds of the Loans will be used, directly or indirectly, for any purpose that entails a violation (including on the part of any Lender) of any of the regulations of the Board of Governors, including Regulations U and X. Not more than 25% of the value of the assets subject to any restrictions on the sale, pledge or other disposition of assets under this Agreement, any other Loan Document or any other agreement to which any Lender or Affiliate of a Lender is party will at any time be represented by margin stock (within such meaning). SECTION 3.13. Anti-Corruption Laws and Sanctions. The Company has implemented and maintains in effect and enforces policies and procedures designed to ensure compliance by the Company, its Subsidiaries and their respective directors, officers and employees with applicable Anti-Corruption Laws and applicable Sanctions, and the Company, its Subsidiaries and their respective officers and directors and, to the knowledge of the Company, their respective employees are in compliance with Anti-Corruption Laws and applicable Sanctions in all material respects. None of the Company, any Subsidiary or, to the knowledge of the Company or any Subsidiary, any of their respective directors, officers or employees is a Sanctioned Person. ARTICLE IV CONDITIONS SECTION 4.01. Effectiveness. This Agreement shall become effective as provided in Section 9.08, subject to the satisfaction of the following conditions: (a) The Agent shall have received the following documents, each dated the Effective Date unless otherwise indicated: (i) an opinion of Ivonne M. Cabrera, General Counsel for the Company, covering such matters relating to the transactions contemplated hereby as the Agent may reasonably request; and (ii) all documents and certificates the Agent may reasonably request relating to the organization, existence and good standing of the Borrowers, the corporate authority for, and the authorization and validity of, each Loan Document and any other matters relevant hereto, all in form and substance satisfactory to the Agent. (b) The commitments under the Existing 364-Day Credit Agreement shall have been or shall simultaneously be terminated, any amounts outstanding or

68 accrued for the accounts of the lenders thereunder shall have been paid in full and the Agent shall have received such evidence as it shall reasonably have requested as to the satisfaction of such conditions. (c) The Agent and the Arrangers shall have received all fees and other amounts due and payable hereunder or pursuant to the commitment letter or fee letters entered into by any of them and the Company on or prior to the Effective Date, including, to the extent invoiced, reimbursement or payment of all reasonable out-of-pocket expenses (including fees, charges and disbursements of counsel) required to be reimbursed or paid by the Borrowers hereunder, under any other Loan Document or under such commitment letter. (d) At least three (3) days prior to the Effective Date, the Lenders shall have received all documentation and other information required by bank regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the USA Patriot Act, in each case, to the extent requested in writing (which may be by email) at least 10 days’ prior to the Effective Date. The Agent shall promptly notify the Company and the Lenders of the Effective Date, and such notice shall be conclusive and binding on all parties hereto. SECTION 4.02. Each Credit Event. The obligation of any Lender to make a Loan on the occasion of any Borrowing is subject to the satisfaction of the following conditions: (a) receipt by the Agent of a Notice of Borrowing as required by Section 2.02; (b) immediately before and after such Borrowing, no Default or Event of Default shall have occurred and be continuing; and (c) the representations and warranties of the Borrowers contained in this Agreement (except, after the Effective Date, the representations and warranties set forth in Sections 3.04(b) and 3.05) or in the applicable Borrowing Subsidiary Agreement shall be true on and as of the date of such Borrowing. Each Borrowing (other than any conversion or continuation of a Loan) hereunder shall be deemed to be a representation and warranty by the applicable Borrower on the date of such Borrowing that the conditions specified in clauses (b) and (c) of this Section have been satisfied. SECTION 4.03. Joinder of and Initial Credit Event for each Borrowing Subsidiary. The effectiveness of the designation of, obligation of each Lender to make initial Loans to any Borrowing Subsidiary is subject to the satisfaction of the following conditions:

69 (a) The Agent shall have received such Borrowing Subsidiary’s Borrowing Subsidiary Agreement duly executed by all parties thereto. (b) The Agent shall have received a favorable written opinion of counsel for such Borrowing Subsidiary reasonably satisfactory to the Agent, substantially in the form of Exhibit F and covering such additional matters relating to such Borrowing Subsidiary, the transactions contemplated hereby or its Borrowing Subsidiary Agreement as the Agent may reasonably request. (c) The Agent shall have received all documents and certificates the Agent may reasonably request relating to the organization, existence and good standing of such Borrowing Subsidiary, the corporate authority for, and the authorization of the transactions contemplated hereby as they relate to such Borrowing Subsidiary, the financial condition of such Borrowing Subsidiary and any other matters relevant hereto, and any other legal matters relating to such Borrowing Subsidiary, its Borrowing Subsidiary Agreement or such transactions, all in form and substance satisfactory to the Agent. (d) The Lenders shall have received (i) all documentation and other information required by bank regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the USA Patriot Act, and (ii) a Beneficial Ownership Certification from such Borrowing Subsidiary if it is a “legal entity customer” under the Beneficial Ownership Regulation. ARTICLE V COVENANTS The Company agrees that, so long as the Commitments shall remain in effect, or the principal of or interest on any Loan, any fees or any other expenses or amounts payable hereunder or under any other Loan Document shall be unpaid: SECTION 5.01. Information. The Company will deliver to the Agent, which will make available to each Lender in accordance with its customary practice: (a) as soon as available and in any event within 90 days after the end of each fiscal year of the Company or, if earlier, within five (5) days after the Company’s applicable deadline for the filing of its Annual Report on Form 10-K with the Securities and Exchange Commission, a consolidated balance sheet of the Company and its Consolidated Subsidiaries as of the end of such fiscal year and the related consolidated statements of operations, stockholder’s equity and cash flows for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year (it being understood that the requirement to deliver such information shall be satisfied if the Company’s Annual Report on Form 10-K for such fiscal year containing such information is available on the website of the Securities and Exchange Commission at http://www.sec.gov), all reported on in a

70 manner acceptable to the Securities and Exchange Commission (without a “going concern” opinion and without any qualification or exception as to the scope of such audit) by PricewaterhouseCoopers LLP or another independent registered public accounting firm of nationally recognized standing; (b) as soon as available and in any event within 45 days after the end of each of the first three (3) fiscal quarters of each fiscal year of the Company or, if earlier, within five (5) days after the Company’s applicable deadline for the filing of its Quarterly Report on Form 10-Q with the Securities and Exchange Commission, a consolidated balance sheet of the Company and its Consolidated Subsidiaries as of the end of such quarter, the related consolidated statements of operations for such quarter and for the portion of the Company’s fiscal year ended at the end of such quarter and the related consolidated statements of cash flows for the portion of the Company’s fiscal year ended at the end of such quarter, setting forth in each case in comparative form the figures for the corresponding quarter and the corresponding portion of the Company’s previous fiscal year (it being understood that the requirement to deliver such information shall be satisfied if the Company’s Quarterly Report on Form 10-Q for such fiscal quarter containing such information is available on the website of the Securities and Exchange Commission at http://www.sec.gov), all presented and certified in accordance with rules and regulations of the Securities and Exchange Commission; (c) within the applicable periods set forth under clauses (a) and (b) above, a certificate of the chief financial officer or the chief accounting officer of the Company (x) setting forth in reasonable detail the calculations required to establish whether the Company was in compliance with the requirements of Section 5.07 on the date of such financial statements and (y) stating whether any Default or Event of Default exists on the date of such certificate and, if any Default or Event of Default then exists, setting forth the details thereof and the action which the Company is taking or proposes to take with respect thereto; (d) within five (5) Business Days after any executive officer of the Company obtains actual knowledge of any Default or Event of Default, if such Default is then continuing, a certificate of the chief financial officer or the chief accounting officer of the Company setting forth the details thereof and the action which the Company is taking or proposes to take with respect thereto; (e) promptly upon the mailing thereof to the shareholders of the Company generally, copies of all financial statements, reports and proxy statements so mailed if not filed with the Securities and Exchange Commission electronically; (f) if and when any member of the ERISA Group (i) gives or is required to give notice to the PBGC of any “reportable event” (as defined in Section 4043 of ERISA) with respect to any Plan which might constitute grounds for a termination of such Plan under Title IV of ERISA, or knows that the plan administrator of any Plan has given or is required to give notice of any such reportable event, a copy of the notice of such reportable event given or required to

71 be given to the PBGC; (ii) receives notice of complete or partial withdrawal liability under Title IV of ERISA or notice that any Multiemployer Plan has been terminated, a copy of such notice; (iii) expects a Multiemployer Plan to be insolvent under Title IV of ERISA or in “endangered” or “critical” status (within the meaning of Section 432 of the Internal Revenue Code or Section 305 of ERISA), a certificate of the chief financial officer or the chief accounting officer of the Company setting forth details as to such occurrence and action, if any, which the Company or applicable member of the ERISA Group is required or proposes to take; (iv) determines that any Plan is, or is expected to be, in “at-risk” status (within the meaning of Section 303(i)(4) of ERISA or Section 430(i)(4) of the Internal Revenue Code), a certificate of the chief financial officer or the chief accounting officer of the Company setting forth details as to such occurrence and action, if any, which the Company or applicable member of the ERISA Group is required or proposes to take; (v) receives notice from the PBGC under Title IV of ERISA of an intent to terminate, impose liability (other than for premiums under Section 4007 of ERISA) in respect of, or appoint a trustee to administer any Plan, a copy of such notice; (vi) applies for a waiver of the minimum funding standard under Section 412 of the Internal Revenue Code, a copy of such application; (vii) gives notice of intent to terminate any Plan under Section 4041(c) of ERISA, a copy of such notice and other information filed with the PBGC; (viii) gives notice of withdrawal from any Plan pursuant to Section 4063 of ERISA while such member is a “substantial employer” (within the meaning of such Section) with respect to such Plan, a copy of such notice; or (ix) fails to make any required payment or contribution to any Plan or Multiemployer Plan or in respect of any Benefit Arrangement, or makes any amendment to any Plan or Benefit Arrangement, which has resulted or, solely as a result of the passage of time, could result in the imposition of a Lien or the posting of a bond or other security under Sections 302(f) or 307 of ERISA or Sections 412(n) or 401(a)(29) of the Internal Revenue Code, or any successor provisions thereto, a certificate of the chief financial officer or the chief accounting officer of the Company setting forth details as to such occurrence and action, if any, which the Company or applicable member of the ERISA Group is required or proposes to take; provided, however, that certificates from the chief financial officer or the chief accounting officer of the Company shall be required only if such occurrence or action is reasonably likely to have a material adverse effect on the business, consolidated financial position or consolidated results of operations of the Company and its Consolidated Subsidiaries, considered as a whole; (g) promptly after Moody’s or S&P shall have announced a change in the rating established or deemed to have been established for the Index Debt, written notice of such rating change; (h) promptly following a request therefor, all documentation and other information that a Lender reasonably requests in order to comply with ongoing obligations under applicable “know your customer” and anti-money laundering rules and regulations, including the USA Patriot Act and the Beneficial Ownership Regulation; and

72 (i) from time to time such additional information regarding the financial position or business of the Company and its Subsidiaries as the Agent, at the request of any Lender, may reasonably request. SECTION 5.02. Payment of Obligations. The Company will pay and discharge, and will cause each Subsidiary to pay and discharge, at or before maturity, all their respective material obligations and liabilities, including, without limitation, Tax liabilities, except where the same may be contested in good faith by appropriate proceedings, and will maintain, and will cause each Subsidiary to maintain, in accordance with GAAP, appropriate reserves for the accrual of any of the same. SECTION 5.03. Maintenance of Property; Insurance. (a) The Company will keep, and will cause each Subsidiary to keep, all property useful and necessary in its business in good working order and condition, ordinary wear and tear excepted. (b) The Company will, and will cause each of its Subsidiaries to, maintain (either in the name of the Company or in such Subsidiary’s own name) with financially sound and responsible insurance companies, insurance on all their respective properties in at least such amounts and against at least such risks (and with such risk retention) as are usually insured against in the same general area by companies of established repute engaged in the same or a similar business; and will furnish to the Lenders, upon request from the Agent, information presented in reasonable detail as to the insurance so carried. SECTION 5.04. Conduct of Business and Maintenance of Existence. The Company will continue, and will cause each Subsidiary to continue, to engage in business of the same general type as now conducted by the Company and its Subsidiaries, and will preserve, renew and keep in full force and effect, and will cause each Subsidiary to preserve, renew and keep in full force and effect their respective corporate existence and their respective rights, privileges and franchises necessary or desirable in the normal conduct of business; provided that nothing in this Section 5.04 shall prohibit (a) the merger or consolidation of a Subsidiary into the Company or a Borrowing Subsidiary (in the case of any such merger or consolidation involving a Borrowing Subsidiary that does not survive such merger or consolidation, subject to the surviving Person in such merger or consolidation delivering such assumption agreement and documents relating thereto as shall be reasonably requested by the Agent) or the merger or consolidation of a Subsidiary that is not a Borrowing Subsidiary with or into another Person (other than the Company or a Borrowing Subsidiary) and if, in each case, after giving effect thereto, no Default shall have occurred and be continuing, (b) the termination of the corporate existence, rights, privileges or franchises, or a change in the business of, any Subsidiary that is not a Borrowing Subsidiary if the Company in good faith determines that such termination or change is in the best interest of the Company and is not materially disadvantageous to the Lenders or (c) the termination of the corporate existence, rights, privileges or franchises, or other dissolution or winding up of any Subsidiary that is not a Borrowing Subsidiary, if all or substantially all of the assets of such Subsidiary are assigned, transferred, sold, or otherwise alienated to any entity which is also a Subsidiary.

73 SECTION 5.05. Compliance with Laws. The Company will comply, and cause each Subsidiary to comply, in all respects with all applicable laws, ordinances, rules, regulations, and requirements of Governmental Authorities (including, without limitation, Environmental Laws and ERISA and the rules and regulations thereunder) except where (a) the necessity of compliance therewith is contested in good faith by appropriate proceedings or (b) such failure does not have a material adverse effect on the business, financial condition, results of operations or prospects of the Company and its Consolidated Subsidiaries, taken as a whole. The Company will maintain in effect and enforce policies and procedures designed to ensure compliance by the Company, its Subsidiaries and their respective directors, officers and employees with applicable Anti-Corruption Laws and applicable Sanctions. SECTION 5.06. Inspection of Property, Books and Records. The Company will keep, and will cause each Subsidiary to keep, proper books of record and account in which full, true and correct in all material respects entries shall be made of all dealings and transactions in relation to its business and activities; and will permit representatives of any Lender at such Lender’s expense, and will cause each Subsidiary to permit representatives of the Agent at the Agent’s expense, to visit and inspect any of their respective properties, to examine and make abstracts from any of their respective books and records and to discuss their respective affairs, finances and accounts with their respective officers, employees and independent registered public accounting firm, all at such reasonable times and as often as may reasonably be desired. SECTION 5.07. Interest Coverage Ratio. The Company will not permit the ratio of Consolidated EBITDA to Consolidated Net Interest Expense, for any period of four consecutive fiscal quarters commencing before or after the date hereof and ending after the date hereof, be less than 3.00:1.00. SECTION 5.08. Negative Pledge. Neither the Company nor any Subsidiary will create, assume or suffer to exist any Lien on any asset now owned or hereafter acquired by it, except: (a) Liens existing on the Effective Date securing Debt outstanding on the Effective Date in an aggregate principal amount not exceeding US$75,000,000; (b) any Lien existing on any asset of any corporation or other Person at the time such corporation or other Person becomes a Subsidiary and not created in contemplation of such event; (c) any Lien on any asset securing Debt incurred or assumed for the purpose of financing all or any part of the cost of acquiring such asset; provided that such Lien attaches to such asset concurrently with or within 90 days after the acquisition thereof; (d) any Lien on any asset of any corporation or other Person existing at the time such corporation or other Person is merged or consolidated with or into the Company or a Subsidiary and not created in contemplation of such event;

74 (e) any Lien existing on any asset prior to the acquisition thereof by the Company or a Subsidiary and not created in contemplation of such acquisition; (f) any Lien arising out of the refinancing, extension, renewal or refunding of any Debt secured by any Lien permitted by any of the foregoing clauses of this Section; provided that such Debt is not increased and is not secured by any additional assets; (g) Liens arising in the ordinary course of its business which (i) do not secure Debt, (ii) do not secure any obligation in an amount exceeding US$150,000,000 and (iii) do not in the aggregate materially detract from the value of its assets or materially impair the use thereof in the operation of its business; (h) any Lien (including rights of set-off) on any deposit account, and the funds on deposit therein, maintained by any Foreign Subsidiary with any financial institution, and any Lien on any other cash or cash equivalents provided by any Foreign Subsidiary to any financial institution, in each case, created in connection with treasury management services, trade financing or other financing, in each case, provided by such financial institution or its Affiliates to such Foreign Subsidiary for the operation of such Foreign Subsidiary's business in the ordinary course of business; (i) banker’s liens, rights of set-off or similar rights and remedies as to deposit accounts, and the funds on deposit therein, maintained with depository institutions; provided that such deposit accounts or funds are not established or deposited for the purpose of providing collateral for any Debt and are not subject to restrictions on access by the Company or any Subsidiary in excess of those required by applicable banking regulations; (j) Liens arising from Capital Leases incurred in the ordinary course of business; provided that such Lien extends solely to the assets that are the subject of the applicable Capital Lease; and (k) Liens not otherwise permitted by the foregoing clauses of this Section securing Debt in an aggregate principal amount at any time outstanding not to exceed 10% of Consolidated Net Worth. SECTION 5.09. Consolidations, Mergers and Sales of Assets. (a) The Company and its Subsidiaries will not (i) consolidate or merge with or into any other Person (other than the Company or any of its Subsidiaries; provided that (A) in any such merger or consolidation involving the Company, the Company shall be the surviving Person in such merger or consolidation and (B) in any such merger or consolidation involving a Borrowing Subsidiary, either (x) such Borrowing Subsidiary shall be the surviving Person in such merger or consolidation or (y) the surviving Person in such merger or consolidation shall be the Company or another Borrowing Subsidiary and such surviving Person shall deliver such assumption agreement and documents relating thereto as shall be reasonably requested by the Agent), except as expressly permitted by Section 5.04, or

75 (ii) sell, lease or otherwise transfer, directly or indirectly (including through a merger or consolidation, and whether in one transaction or in a series of transactions), all or a substantial part of the assets (other than inventory sold in the ordinary course of business) of the Company and its Subsidiaries, taken as a whole, other than to the Company and its Subsidiaries. For purposes of this Section, a substantial part of the assets of the Company and its Subsidiaries, taken as a whole, shall mean 20% or more of the consolidated total assets of the Company and its Consolidated Subsidiaries. (b) The Company will not permit any Borrowing Subsidiary to cease to be a Subsidiary of the Company, unless, substantially concurrently therewith, (i) the Company shall have executed and delivered to the Agent a Borrowing Subsidiary Termination with respect to such Borrowing Subsidiary and (ii) any principal of or interest on any Loan to such Borrowing Subsidiary shall be prepaid in full. SECTION 5.10. Use of Proceeds. The proceeds of the Loans will be used only for working capital and general corporate purposes of the Company and its Subsidiaries. No part of the proceeds of any Loan will be used, directly or indirectly, for any purpose that entails a violation of any of the regulations of the Board of Governors, including Regulations U and X. The Company shall not directly or, to its knowledge, indirectly use, and shall procure that its Subsidiaries and its or their respective directors, officers, employees and agents shall not directly or, to the knowledge of the Company or its Subsidiaries, indirectly use, the proceeds of any Borrowing (a) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any applicable Anti-Corruption Laws, or (b) for the purpose of funding or financing any activities, business or transaction of or with any Sanctioned Person or in any Sanctioned Country. ARTICLE VI EVENTS OF DEFAULT SECTION 6.01. Events of Default. If one or more of the following events (“Events of Default”) shall have occurred and be continuing: (a) any Borrower shall fail to pay (i) any principal on any Loan for a period of more than two (2) Business Days after the same shall become due or (ii) any interest on any Loan or any fees or any other amount payable hereunder or under any other Loan Document for a period of more than five (5) Business Days after the same shall become due; (b) any Borrower shall fail to observe or perform any covenant contained in Section 5.04 (with respect to existence of the Company and each Borrowing Subsidiary), Sections 5.07 to 5.10, inclusive, or Section 5.01(d) (but only so long as the Default or Event of Default referred to in Section 5.01(d) is continuing);

76 (c) any Borrower shall fail to observe or perform any covenant or agreement contained in any Loan Document (other than those covered by clause (a) or (b) above) for 10 days after written notice thereof has been given to such Borrower, or the Company on its behalf, by the Agent at the request of any Lender; (d) any representation, warranty, certification or statement made (or deemed made) by any Borrower in this Agreement or by any other Borrower in the applicable Borrowing Subsidiary Agreement or in any certificate, financial statement or other document delivered pursuant to this Agreement shall prove to have been incorrect in any material respect when made (or deemed made); (e) the Company or any Subsidiary shall fail to make any payment in respect of any Material Debt when due, giving effect to any applicable grace period; (f) any event or condition shall occur which results in the acceleration of the maturity of any Material Debt or enables the holder of such Debt or obligor with respect to any commitment to provide such Debt or any Person acting on such holder’s or obligor’s behalf to accelerate the maturity thereof or, because such event or condition constitutes a default or event of default or similar event, however defined, under the agreement governing such commitment, to terminate such commitment; provided that this clause (f) shall not apply to (i) secured Debt that becomes due as a result of the voluntary sale or transfer of the property or assets securing such Debt, (ii) any Debt that becomes due as a result of a voluntary prepayment, repurchase or redemption thereof, (iii) any debt and equity proceeds prepayment requirements contained in any bridge or other interim credit facility or (iv) any Debt incurred to finance an Acquisition that becomes due pursuant to a “special mandatory redemption” or a similar provision on account of such Acquisition not having been consummated; (g) the Company or any Material Subsidiary shall commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or shall make a general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due, or shall take any corporate action to authorize any of the foregoing; (h) an involuntary case or other proceeding shall be commenced against the Company or any Material Subsidiary seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of 60 days; or an order for relief shall be

77 entered against the Company or any Material Subsidiary under the federal bankruptcy laws as now or hereafter in effect; (i) any member of the ERISA Group shall fail to pay when due an amount or amounts aggregating at any given time in excess of US$150,000,000 which it shall have become liable to pay under Title IV of ERISA; or notice of intent to terminate a Material Plan under a “distress termination” within the meaning of Section 4041(c) of ERISA shall be filed under Title IV of ERISA by any member of the ERISA Group, any plan administrator or any combination of the foregoing; or the PBGC shall institute proceedings under Title IV of ERISA to terminate, to impose liability (other than for premiums under Section 4007 of ERISA) in respect of, or to cause a trustee to be appointed to administer any Material Plan; or a condition described in Section 4042(a) of ERISA or any successor provision thereto shall exist by reason of which the PBGC would be entitled to obtain a decree adjudicating that any Material Plan must be terminated; or there shall occur a complete or partial withdrawal from, or a default, within the meaning of Section 4219(c)(5) of ERISA, with respect to, one or more Multiemployer Plans which could cause one or more members of the ERISA Group to incur a current payment obligation in excess of US$100,000,000; (j) a judgment or order for the payment of money in excess of US$150,000,000 shall be rendered against the Company or any Subsidiary and such judgment or order shall continue unsatisfied and unstayed for a period of 30 days; or (k) a Change in Control shall occur; then, and in every such event, the Agent shall, at the request of the Required Lenders, by notice to the Company take either or both of the following actions, at the same or different times: (i) terminate forthwith the Commitments (if any) and (ii) declare the Loans then outstanding to be forthwith due and payable in whole or in part (but ratably as among the Classes of Loans and the Loans of each Class at the time outstanding), whereupon the principal of the Loans so declared to be due and payable, together with accrued interest thereon and any unpaid accrued fees and all other liabilities of the Borrowers accrued under all Loan Documents, shall become forthwith due and payable immediately, in each case, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived by the each Borrower, anything contained herein to the contrary notwithstanding; and in any event with respect to any Borrower described in clause (g) or (h) above, the Commitments (if any) shall automatically terminate, the principal of the Loans then outstanding, together with accrued interest thereon and any unpaid accrued fees and all other liabilities of the Borrowers accrued hereunder or under any other Loan Document, shall automatically become due and payable immediately without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived by the each Borrower, anything contained herein to the contrary notwithstanding.

78 SECTION 6.02. Notice of Default. The Agent shall give notice to the Company under Section 6.01(c) promptly upon being requested to do so by any Lender and shall thereupon notify all the Lenders thereof. ARTICLE VII THE AGENT SECTION 7.01. Appointment and Authorization. Each Lender irrevocably appoints and authorizes the Agent to take such action and to exercise such powers under the Loan Documents as are delegated to the Agent by the terms hereof or thereof, together with all such powers as are reasonably incidental thereto. SECTION 7.02. Agent and Affiliates. JPMorgan shall have the same rights and powers under the Loan Documents as any other Lender and may exercise or refrain from exercising the same as though it were not the Agent, and JPMorgan and its Affiliates may accept deposits from, lend money to, own securities of, act as the financial advisor or in any other advisory capacity for and generally engage in any kind of business with the Company or any Subsidiary or any other Affiliate of the Company as if it were not the Agent hereunder, and without any duty to account therefor to the Lenders. SECTION 7.03. Action by Agent. The obligations of the Agent hereunder are only those expressly set forth in the Loan Documents, and the Agent’s duties hereunder and under the other Loan Documents shall be administrative in nature. The motivations of the Agent are commercial in nature and not to invest in the general performance or operations of the Company and its Subsidiaries. Without limiting the generality of the foregoing, (a) the Agent shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing (and it is understood and agreed that the use of the term “agent” herein or in any other Loan Documents (or any other similar term) with reference to the Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine or any applicable law, and that such term is used as a matter of market custom and is intended to create or reflect only an administrative relationship between contracting parties), (b) the Agent shall not have any duty to take any discretionary action or to exercise any discretionary power, except discretionary rights and powers expressly contemplated by the Loan Documents that the Agent is required to exercise as directed in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be necessary, or as the Agent shall believe in good faith to be necessary, under the circumstances as provided in the Loan Documents); provided that the Agent shall not be required to take any action that, in its opinion, could expose the Agent to liability or be contrary to any Loan Document or applicable law, and (c) except as expressly set forth in the Loan Documents, the Agent shall not have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Company or any Subsidiary or any other Affiliate of the Company that is communicated to or obtained by the Person serving as the Agent or any of its Affiliates in any capacity.

79 SECTION 7.04. Consultation with Experts. The Agent may consult with legal counsel (who may be counsel for the Company), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken by it in good faith in accordance with the advice of such counsel, accountants or experts. SECTION 7.05. Liability of Agent. Neither the Agent nor any of its Related Parties shall be liable for any action taken or not taken by it in connection herewith (a) with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary, or as the Agent shall believe in good faith to be necessary, under the circumstances as provided in the Loan Documents) or (b) in the absence of its own gross negligence or willful misconduct (such absence to be presumed unless otherwise determined by a court of competent jurisdiction by a final and non- appealable judgment). Neither the Agent nor any of its Related Parties shall be deemed to have knowledge of any Default unless and until written notice thereof (stating that it is a “notice of default”) is given to the Agent by the Company or any Lender, and neither the Agent nor any of its Related Parties shall be responsible for or have any duty to ascertain, inquire into or verify (i) any statement, warranty or representation made in connection with any Loan Document or any borrowing hereunder, or the contents of any certificate, report or other document delivered thereunder or in connection therewith; (ii) the performance or observance of any of the covenants or agreements of any Borrower or any Lender or the occurrence of any Default; (iii) the satisfaction of any condition specified in Article IV, except receipt of items required to be delivered to the Agent or satisfaction of any condition that expressly refers to the matters described therein being acceptable or satisfactory to the Agent; or (iv) the sufficiency, validity, enforceability, effectiveness or genuineness of any Loan Document or any other instrument, document or writing furnished in connection herewith. The Agent shall be deemed to have no knowledge of any Lender being a Restricted Lender unless and until the Agent shall have received the written notice from such Lender referred to in Section 1.06, and then only as and to the extent specified in such notice, and any determination of whether the Required Lenders or any other requisite Lenders shall have provided a consent or direction in connection with this Agreement or any other Loan Document shall not be affected by any delivery to the Agent of any such written notice subsequent to such consent or direction being provided by the Required Lenders or other requisite Lenders. Without limiting the foregoing, the Agent shall have no obligation to take any action under Section 5.06. The Agent shall be entitled to rely, and shall not incur any liability for relying, upon any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper Person (whether or not such Person in fact meets the requirements set forth in the Loan Documents for being the signatory, sender or authenticator thereof). The Agent also shall be entitled to rely, and shall not incur any liability for relying, upon any statement made to it orally or by telephone and believed by it to be made by the proper Person (whether or not such Person in fact meets the requirements set forth in the Loan Documents for being the signatory, sender or authenticator thereof), and may act upon any such statement prior to receipt of written confirmation thereof. In determining compliance with any condition hereunder to the making of a Loan that by its terms must be fulfilled to the satisfaction of a Lender, the

80 Agent may presume that such condition is satisfactory to such Lender unless the Agent shall have received notice to the contrary from such Lender reasonably prior to the making of such Loan. Notwithstanding anything herein to the contrary, the Agent shall not have any liability arising from, or be responsible for any loss, cost or expense suffered on account of, any determination by the Agent (a) that any Lender is a Defaulting Lender, or the effective date of such status, it being further understood and agreed that the Agent shall not have any obligation to determine whether any Lender is a Defaulting Lender, (b) of the Central Bank Rate or the Central Bank Rate Adjustment or (c) under Section 1.04. SECTION 7.06. Credit Decision. Each Lender acknowledges that (a) the Loan Documents set forth the terms of a commercial lending facility, (b) in participating as a Lender, it is engaged in making, acquiring or holding commercial loans and in providing other facilities set forth herein as may be applicable to such Lender in each case in the ordinary course of business, and not for the purpose of investing in the general performance or operations of the Company and its Subsidiaries, or for the purpose of purchasing, acquiring or holding any other type of financial instrument such as a security (and each Lender agrees not to assert a claim in contravention of the foregoing, such as a claim under the federal or state securities law), (c) it has, independently and without reliance upon the Agent, any Arranger, the Syndication Agent, any Documentation Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement as a Lender and to make, acquire or hold Loans or other credit extensions hereunder and (d) it is sophisticated with respect to decisions to make, acquire and/or hold commercial loans and to provide other facilities set forth herein, as may be applicable to such Lender and either it, or the Person exercising discretion in making its decision to make, acquire and/or hold such commercial loans or to provide such other facilities, is experienced in making, acquiring or holding such commercial loans or providing such other facilities. Each Lender also acknowledges that it will, independently and without reliance upon the Agent, any Arranger, the Syndication Agent, any Documentation Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking any action under this Agreement. Each Lender, by delivering its signature page to this Agreement, or delivering its signature page to an Assignment and Assumption or an Accession Agreement, shall be deemed to have acknowledged receipt of, and consented to and approved, each Loan Document and each other document required to be delivered to, or be approved by or satisfactory to, the Agent or the Lenders on the Effective Date. SECTION 7.07. Successor Agent. The Agent may resign at any time by giving notice thereof to the Lenders and the Company. Upon any such resignation, the Required Lenders shall have the right to appoint a successor Agent. If no successor Agent shall have been so appointed by the Required Lenders, and shall have accepted such appointment, within 30 days after the retiring Agent gives notice of resignation, then the retiring Agent may, on behalf of the Lenders, appoint a successor Agent, which shall be a commercial bank organized or licensed under the laws of the United States of America or of any State thereof and having a combined capital and surplus of at least US$500,000,000. Upon the acceptance of its appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights and duties

81 of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations hereunder. The fees payable by the Company to a successor Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Company and such successor. Notwithstanding the foregoing, in the event no successor Agent shall have been so appointed and shall have accepted such appointment within 30 days after the retiring Agent gives notice of its intent to resign, the retiring Agent may give notice of the effectiveness of its resignation to the Lenders and the Company, whereupon, on the date of effectiveness of such resignation stated in such notice, (a) the retiring Agent shall be discharged from its duties and obligations hereunder and (b) the Required Lenders shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, provided that (i) all payments required to be made hereunder to the retiring Agent for the account of any Person other than the retiring Agent shall be made directly to such Person and (ii) all notices and other communications required or contemplated to be given or made to the retiring Agent shall also directly be given or made to each Lender. After an Agent’s resignation hereunder, the provisions of this Article VII and Section 9.03 shall inure to the benefit of such retiring Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while it was acting as the Agent. SECTION 7.08. Arrangers, Syndication Agent and Documentation Agents. The Arrangers, the Syndication Agent and the Documentation Agents shall, in their capacities as such, have no responsibilities, obligations or liabilities under any Loan Document. SECTION 7.09. Agent Designees and Sub-Agents. (a) The Agent is hereby authorized to designate one of its Affiliates (the “Agent Designee”) to perform the functions of the Agent with respect to Loans and Borrowings denominated in any Designated Foreign Currency. The Agent shall designate the Agent Designee by notice to the Company and the Lenders (and may from time to time replace the Agent Designee with any of its Affiliates by notice to the Company and the Lenders). Upon and after any such designation, (i) copies of all Notices of Borrowing, Interest Election Requests and all other notices required to be delivered hereunder with respect to Designated Foreign Currency Borrowings shall be delivered to both the Agent and the Agent Designee and (ii) all references hereunder to the “Agent” in the context of Loans and Borrowings denominated in any Designated Foreign Currency shall be construed as including references to the Agent Designee. (b) The Agent may perform any and all its duties and exercise its rights and powers by or through any one or more sub-agents appointed by the Agent. The Agent and any such sub-agent may perform any and all its duties and exercise its rights and powers through their respective Related Parties. The exculpatory provisions of this Article VII shall apply to any such sub-agent and to the Related Parties of the Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as Agent. The Agent shall not be responsible for the negligence or misconduct of any of its sub-agents, except to the extent that a court of competent jurisdiction determines in a final and

82 nonappealable judgment that the Agent acted with gross negligence or willful misconduct in the selection of such sub-agents. SECTION 7.10. Bankruptcy or Similar Process. In case of the pendency of any proceeding with respect to any Borrower under any federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect, the Agent (irrespective of whether the principal of any Loan shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Agent shall have made any demand on any Borrower) shall be entitled and empowered (but not obligated) by intervention in such proceeding or otherwise: (a) to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans and all other obligations under this Agreement that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders and the Agent allowed in such judicial proceeding; and (b) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such proceeding is hereby authorized by each Lender to make such payments to the Agent and, in the event that the Agent shall consent to the making of such payments directly to the Lenders, to pay to the Agent any amount due to it, in its capacity as the Agent, under this Agreement (including under Section 9.03). Nothing contained herein shall be deemed to authorize the Agent to authorize or consent to or accept or adopt on behalf of any Lender any plan of reorganization, arrangement, adjustment or composition affecting the obligations or the rights of any Lender, or to vote in respect of the claim of any Lender in any such proceeding. SECTION 7.11. Certain ERISA Matters. Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Agent and not, for the avoidance of doubt, to or for the benefit of the Borrowers, that at least one of the following is and will be true: (a) such Lender is not using “plan assets” (within the meaning of Section 3(42) of ERISA or otherwise) of one or more Benefit Plans with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Commitments or this Agreement, (b) the transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class

83 exemption for certain transactions involving bank collective investment funds) or PTE 96- 23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement, (c) (A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loans, the Commitments and this Agreement, (C) the entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84-14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement, or (d) such other representation, warranty and covenant as may be agreed in writing between the Agent, in its sole discretion, and such Lender. In addition, unless either the immediately preceding clause (a) is true with respect to a Lender or a Lender has provided another representation, warranty and covenant in accordance with the immediately preceding clause (a), such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Agent, and not, for the avoidance of doubt, to or for the benefit of the Borrowers, that the Agent is not a fiduciary with respect to the assets of such Lender involved in such Lender’s entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement (including in connection with the reservation or exercise of any rights by the Agent under this Agreement, any Loan Document or any documents related hereto or thereto). SECTION 7.12. Erroneous Payments. (a) Each Lender hereby agrees that (i) if the Agent notifies such Lender that the Agent has determined in its sole discretion that any funds received by such Lender from the Agent or any of its Affiliates (whether as a payment, prepayment or repayment of principal, interest, fees or otherwise; individually and collectively, a “Payment”) were erroneously transmitted to such Lender (whether or not known to such Lender), and demands the return of such Payment (or a portion thereof), such Lender shall promptly, but in no event later than one Business Day thereafter (or such later date as the Agent may, in its sole discretion, specify in writing), return to the Agent the amount of any such Payment (or portion thereof) as to which such a demand was made in same day funds, together with interest thereon (except to the extent waived in writing by the Agent) in respect of each day from and including the date such Payment (or portion thereof) was received by such Lender to the date such amount is repaid to the Agent at the Overnight Rate and (ii) to the extent permitted by applicable law, such Lender shall not assert, and hereby waives, as to the Agent, any claim, counterclaim, defense or right of set- off or recoupment with respect to any demand, claim or counterclaim by the Agent for the return of any Payments received, including without limitation any defense based on

84 “discharge for value” or any similar doctrine. A notice of the Agent to any Lender under this paragraph shall be conclusive, absent manifest error. (b) Each Lender hereby further agrees that if it receives a Payment from the Agent or any of its Affiliates (i) that is in a different amount than, or on a different date from, that specified in a notice of payment sent by the Agent (or any of its Affiliates) with respect to such Payment (a “Payment Notice”) or (ii) that was not preceded or accompanied by a Payment Notice, it shall be on notice, in each such case, that an error has been made with respect to such Payment. Each Lender agrees that, in each such case, or if it otherwise becomes aware a Payment (or portion thereof) may have been sent in error, such Lender shall promptly notify the Agent of such occurrence and, upon demand from the Agent, it shall promptly, but in no event later than one Business Day thereafter (or such later date as the Agent may, in its sole discretion, specify in writing), return to the Agent the amount of any such Payment (or portion thereof) as to which such a demand was made in same day funds, together with interest thereon (except to the extent waived in writing by the Agent) in respect of each day from and including the date such Payment (or portion thereof) was received by such Lender to the date such amount is repaid to the Agent at the Overnight Rate. (c) The Borrowers hereby agree that (i) in the event an erroneous Payment (or portion thereof) is not recovered from any Lender that has received such Payment (or portion thereof) for any reason, the Agent shall be subrogated to all the rights of such Lender with respect to such amount and (ii) an erroneous Payment shall not pay, prepay, repay, discharge or otherwise satisfy any Obligations owed by the Borrowers. (d) Each party’s obligations under this Section 7.12 shall survive the resignation or replacement of the Agent or any transfer of rights or obligations by, or the replacement of, a Lender, the termination of the Commitments or the repayment, satisfaction or discharge of all Obligations under any Loan Document. SECTION 7.13. Posting of Communications; Approved Borrower Portal. (a) Each Borrower agrees that the Agent may, but shall not be obligated to, make any Communications available to the Lenders by posting such Communications on an Approved Electronic Platform. The Agent and the Lenders agree that the Borrowers may, but shall not be obligated to, make any Borrower Communications to the Agent through an Approved Borrower Portal. (b) Although each of the Approved Electronic Platform and the Approved Borrower Portal and its primary web portal are secured with generally- applicable security procedures and policies implemented or modified by the Agent from time to time (including, as of the Effective Date, a user ID/password authorization system) and the Approved Electronic Platform is secured through a per-deal authorization method whereby each user may access the Approved Electronic Platform only on a deal-by-deal basis, each of the Lenders and the Borrowers acknowledges and agrees that the distribution of material through an electronic medium is not necessarily secure, that the Agent is not responsible for approving or vetting the representatives or contacts of any Lender that are added to the Approved Electronic Platform or any Borrower that is added to the Approved

85 Borrower Portal, and that there may be confidentiality and other risks associated with such distribution. Each of the Lenders and the Borrowers hereby approves distribution of the Communications through the Approved Electronic Platform and of the Borrower Communications through the Approved Borrower Portal and understands and assumes the risks of such distribution. (c) EACH OF THE APPROVED ELECTRONIC PLATFORM, THE COMMUNICATIONS AND THE APPROVED BORROWER PORTAL IS PROVIDED “AS IS” AND “AS AVAILABLE”. THE APPLICABLE PARTIES (AS DEFINED BELOW) DO NOT WARRANT THE ACCURACY OR COMPLETENESS OF THE COMMUNICATIONS OR THE BORROWER COMMUNICATIONS, OR THE ADEQUACY OF THE APPROVED ELECTRONIC PLATFORM AND EXPRESSLY DISCLAIM LIABILITY FOR ERRORS OR OMISSIONS IN THE APPROVED ELECTRONIC PLATFORM, THE COMMUNICATIONS, THE APPROVED BORROWER PORTAL OR THE BORROWER COMMUNICATIONS. NO WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OF THIRD PARTY RIGHTS OR FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS, IS MADE BY THE APPLICABLE PARTIES IN CONNECTION WITH THE APPROVED ELECTRONIC PLATFORM, THE COMMUNICATIONS, THE APPROVED BORROWER PORTAL OR THE BORROWER COMMUNICATIONS. IN NO EVENT SHALL THE AGENT, ANY ARRANGER, ANY DOCUMENTATION AGENT, THE SYNDICATION AGENT OR ANY OF THEIR RESPECTIVE RELATED PARTIES (COLLECTIVELY, “APPLICABLE PARTIES”) HAVE ANY LIABILITY TO ANY BORROWER, ANY LENDER OR ANY OTHER PERSON FOR DAMAGES OF ANY KIND, INCLUDING DIRECT OR INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES, LOSSES OR EXPENSES (WHETHER IN TORT, CONTRACT OR OTHERWISE) ARISING OUT OF ANY BORROWER’S OR THE AGENT’S TRANSMISSION OF COMMUNICATIONS THROUGH THE INTERNET OR THE APPROVED ELECTRONIC PLATFORM OR ANY BORROWER’S TRANSMISSION OF BORROWER COMMUNICATIONS THROUGH THE INTERNET OR THE APPROVED BORROWER PORTAL, EXCEPT TO THE EXTENT SUCH DAMAGES, LOSSES OR EXPENSES ARE DETERMINED BY A COURT OF COMPETENT JURISDICTION BY A FINAL AND NON-APPEALABLE JUDGMENT TO HAVE RESULTED FROM THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF SUCH APPLICABLE PARTY. (d) Each Lender agrees that notice to it (as provided in the next sentence) specifying that Communications have been posted to the Approved Electronic Platform shall constitute effective delivery of the Communications to such Lender for purposes of the Loan Documents. Each Lender agrees (i) to notify the Agent in writing (which could be by email) from time to time of such Lender’s email address to which the foregoing notice may be sent by electronic transmission and (ii) that the foregoing notice may be sent to such email address.

86 (e) Each of the Lenders and the Borrowers agrees that the Agent may, but (except as may be required by applicable law) shall not be obligated to, store the Communications on the Approved Electronic Platform and the Borrower Communications on the Approved Borrower Portal in accordance with Agent’s generally applicable document retention procedures and policies. (f) Nothing herein shall prejudice the right of the Agent, any Lender or any Borrower to give any notice or other communication pursuant to any Loan Document in any other manner specified in such Loan Document. ARTICLE VIII GUARANTEE In order to induce the Guaranteed Parties to extend credit to the Borrowing Subsidiaries hereunder, the Company hereby irrevocably and unconditionally guarantees, as a primary obligor and not merely as a surety, the Obligations of the Borrowing Subsidiaries. The Company further agrees that the due and punctual payment of the Obligations of the Borrowing Subsidiaries may be extended or renewed, in whole or in part, without notice to or further assent from it, and that it will remain bound upon its guarantee hereunder notwithstanding any such extension or renewal of any Obligation. The Company waives presentment to, demand of payment from and protest to any Borrowing Subsidiary of any of the Obligations, and also waives notice of acceptance of its obligations and notice of protest for nonpayment. The obligations of the Company under this Article VIII shall not be affected by (a) the failure of any Guaranteed Party to assert any claim or demand or to enforce any right or remedy against any Borrowing Subsidiary under the provisions of this Agreement, any Borrowing Subsidiary Agreement, any other Loan Document or otherwise; (b) any extension or renewal of any of the Obligations of any Borrowing Subsidiary; (c) any rescission, waiver, amendment or modification of, or release of any Borrowing Subsidiary from, any of the terms or provisions applicable to any Borrowing Subsidiary of this Agreement, any Borrowing Subsidiary Agreement, any other Loan Document or any other agreement or instrument; (d) the failure or delay of any Guaranteed Party to exercise any right or remedy against any other guarantor of the Obligations of any Borrowing Subsidiary; (e) any default, failure or delay, willful or otherwise, in the performance of the Obligations of any Borrowing Subsidiary; or (f) any other act (other than payment or performance of the Obligations of any Borrowing Subsidiary), omission or delay to do any other act which may or might in any manner or to any extent vary the risk of the Company or otherwise operate as a discharge of the Company as guarantor as a matter of law or equity or which would impair or eliminate any right of the Company to subrogation. The Company further agrees that its guarantee hereunder constitutes a promise of payment when due (whether or not any bankruptcy or similar proceeding of any Borrowing Subsidiary shall have stayed the accrual or collection of any of the Obligations of such Borrowing Subsidiary or operated as a discharge thereof) and not merely of collection, and waives any right to require that any resort be had by any Guaranteed Party

87 to any balance of any deposit account or credit on the books of any Guaranteed Party in favor of any Borrower or Subsidiary or any other Person. The obligations of the Company under this Article VIII shall not be subject to any reduction, limitation, impairment or termination for any reason, and shall not be subject to any defense or setoff, counterclaim, recoupment or termination whatsoever, by reason of the invalidity, illegality or unenforceability of the Obligations of any Borrowing Subsidiary, any impossibility in the performance of the Obligations of any Borrowing Subsidiary, any law or regulation of any jurisdiction or any other event affecting any term of the Obligations of any Borrowing Subsidiary or otherwise. The Company further agrees that its obligations under this Article VIII shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of any Obligation of any Borrowing Subsidiary is rescinded or must otherwise be restored by any Guaranteed Party upon the bankruptcy or reorganization of any Borrower or otherwise. In furtherance of the foregoing and not in limitation of any other right which any Guaranteed Party may have at law or in equity against the Company by virtue hereof, upon the failure of any Borrowing Subsidiary to pay any Obligation of such Borrowing Subsidiary when and as the same shall become due, whether at maturity, by acceleration, after notice of prepayment or otherwise, the Company hereby promises to and will, upon receipt of written demand by the Agent, forthwith pay, or cause to be paid, to the Agent for distribution to the applicable Guaranteed Parties in cash an amount equal to the unpaid principal amount of such Obligation. The Company further agrees that if payment in respect of any such Obligation shall be due in a currency other than US Dollars and/or at a place of payment other than New York and if, by reason of any legal prohibition, disruption of currency or foreign exchange markets, war or civil disturbance or other event, payment of such Obligation in such currency or at such place of payment shall be impossible or, in the reasonable judgment of any Guaranteed Party, not consistent with the protection of its rights or interests, then, at the election of such Guaranteed Party, the Company shall make payment of such Obligation in US Dollars (based upon the applicable Exchange Rate in effect on the date of payment) and/or in New York, and shall indemnify such Guaranteed Party against any losses or expenses (including losses or expenses resulting from fluctuations in exchange rates) that it shall sustain as a result of such alternative payment. Upon payment in full by the Company of any Obligation of any Borrowing Subsidiary, each Guaranteed Party shall, in a reasonable manner, assign to the Company the amount of such Obligation owed to such Guaranteed Party and so paid, such assignment to be pro tanto to the extent to which the Obligation in question was discharged by the Company, or, if requested by the Company, make such disposition thereof as the Company shall direct (all without recourse to any Guaranteed Party and without any representation or warranty by any Guaranteed Party). Upon payment by the Company of any sums as provided above, all rights of the Company against any Borrowing Subsidiary arising as a result thereof by way of right of subrogation or otherwise shall in all respects be subordinated and junior in right of payment to the prior indefeasible payment in full of all the Obligations owed by such Borrowing Subsidiary to the Guaranteed Parties.

88 ARTICLE IX MISCELLANEOUS SECTION 9.01. Notices. (a) Except in the case of notices and other communications expressly permitted to be given by telephone (and subject to paragraph (b) of this Section), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by email, as follows: (i) if to the Company or any Borrowing Subsidiary, to it (or, in the case of a Borrowing Subsidiary, to it in care of the Company) at: 3005 Highland Parkway, Suite 200 Downers Grove, IL 60515 Attention: Jim Moran, Treasurer Email: jmoran@dovercorp.com with a copy to: Dover Corporation 3005 Highland Parkway, Suite 200 Downers Grove, IL 60515 Attention: General Counsel Email: imc@dovercorp.com; (ii) if to the Agent from any Borrower, to JPMorgan, at the address separately provided to the Company; (iii) if to the Agent from any Lender, to JPMorgan, at: 4041 Ogletown Stanton Road, Floor 2 Newark, DE 19713 Attention: William Gioffre III, Primary Account Manager Email: william.gioffreiii@jpmorgan.com; and (iv) in the case of any Lender, at its address, telephone number and email, as applicable, set forth in its Administrative Questionnaire. Any party hereto may change its address, telephone number or email for notices and other communications hereunder by notice to the other parties hereto (or, in the case of any change by a Lender, by notice to the Company and the Agent). Notices and other communications sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received, and notices delivered through electronic communications to the extent provided in paragraph (b) of this Section shall be effective as provided in such paragraph.

89 (b) Notices and other communications to the Lenders hereunder may, in addition to email, be delivered or furnished by using Approved Electronic Platforms pursuant to procedures approved by the Agent; provided that the foregoing shall not apply to notices under Article II to any Lender if such Lender has notified the Agent that it is incapable of receiving notices under such Article by electronic communication. Any notices or other communications to the Agent, the Company or any Borrowing Subsidiary may, in addition to email, be delivered or furnished by other electronic communications (including Approved Borrower Portal) pursuant to procedures approved by the recipient thereof prior thereto; provided that approval of such procedures may be limited or rescinded by any such Person by notice to each other such Person. Unless the Agent otherwise prescribes, (i) notices and other communications sent to an email address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return email or other written acknowledgement) and (ii) notices or communications posted to an Approved Electronic Platform shall be deemed received upon the deemed receipt by the intended recipient, at its email address as described in the foregoing clause (i), of notification that such notice or communication is available and identifying the website address therefor; provided that, for both clauses (i) and (ii) above, if such notice, email or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next business day for the recipient. SECTION 9.02. No Waivers. No failure or delay by the Agent or any Lender in exercising any right, power or privilege hereunder or under any other Loan Document shall operate as a waiver thereof nor shall any single or partial exercise thereof, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies of the Agent and the Lenders hereunder are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by any Borrower therefrom shall in any event be effective unless the same shall be permitted by Section 9.04, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan shall not be construed as a waiver of any Default, regardless of whether the Agent, any Lender or any of their respective Affiliates may have had notice or knowledge of such Default at the time. SECTION 9.03. Expenses; Indemnification. (a) The Company shall pay (i) all reasonable out-of-pocket expenses of the Agent and the Arrangers, including reasonable fees and disbursements of counsel for the Agent and the Arrangers, in connection with the syndication of the credit facility provided for herein, the preparation and administration of the Loan Documents, any waiver or consent under any Loan Document or any amendment hereof or thereof or any Default or alleged Default under any Loan Document and (ii) if an Event of Default occurs, all reasonable out-of-pocket expenses incurred by the Agent or any Lender, including fees and disbursements of

90 counsel, in connection with such Event of Default and collection, bankruptcy, insolvency and other enforcement proceedings resulting therefrom. (b) The Company agrees to indemnify the Agent, each Arranger, each Lender and the respective Related Parties of the foregoing (each an “Indemnitee”) and hold each Indemnitee harmless from and against any and all Liabilities and expenses, including, without limitation, the reasonable fees and disbursements of counsel, which may be incurred by such Indemnitee in connection with any investigative, administrative or judicial proceeding (whether or not such Indemnitee or any other party to this Agreement shall be designated a party thereto, whether based on contract, tort or any other theory and regardless of whether initiated by an Indemnitee, any party hereto or any other Person) brought or threatened relating to or arising out of (i) any Loan Document or any actual or proposed use of proceeds of any Loan hereunder or (ii) release of Hazardous Substances, or any other liability under applicable Environmental Law, relating to the Company, its Subsidiaries or their respective properties or operations; provided that no Indemnitee shall have the right to be indemnified hereunder for any such Liabilities or expenses to the extent incurred (A) as the result of any such Indemnitee’s (or its Related Parties) gross negligence or willful misconduct, as determined by the final judgment of a court of competent jurisdiction, or (B) by a Lender or its Related Parties in connection with a proceeding with any other Lender or any assignee or Participant that (x) arises in connection with an assignment, participation or other transfer pursuant to Section 9.05, (y) does not relate to any action taken or failed to be taken by any Borrower and (z) does not relate to any right or obligation of any Borrower. (c) To the extent permitted by applicable law, neither the Company nor any Borrowing Subsidiary shall assert, or permit any of its Affiliates or Related Parties to assert, and each hereby waives, any claim against any Lender-Related Person for any damages arising from the use by others of information or other materials (including personal data) obtained through telecommunications, electronic or other information transmission systems (including the Internet, any Approved Electronic Platform and any Approved Borrower Portal), except to the extent such damages arise from such Lender- Related Person’s gross negligence or willful misconduct, as determined by a court of competent jurisdiction in a final and nonappealable judgment (it being understood and agreed that the foregoing does not constitute a waiver of any claim or other right with respect to any breach by any Lender-Related Person of its obligations under Section 9.14). No party hereto, or any of its Related Parties, shall have any Liability, on any theory of Liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of this Agreement, any other Loan Document or any agreement or instrument contemplated hereby or thereby, any Loan or the use of the proceeds thereof, and no party hereto shall assert, or permit any of its Affiliates or Related Parties to assert, and each hereby waives, any such Liability (it being understood and agreed that nothing in this sentence shall relieve the Company or the Borrowing Subsidiaries of their obligations under the preceding paragraphs of this Section 9.03 or any other indemnity or reimbursement provision set forth in any Loan Document).

91 (d) To the extent that the Borrowers fail to pay any amount required to be paid by them under paragraph (a) or (b) of this Section to the Agent (or any sub-agent thereof) or any Related Party of any of the foregoing (and without limiting their obligation to do so), each Lender severally agrees to pay to the Agent (or any such sub-agent) or such Related Party, as the case may be, such Lender’s pro rata share (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount; provided that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Agent (or such sub-agent) in its capacity as such, or against any Related Party of any of the foregoing acting for the Agent (or any such sub-agent) in connection with such capacity. For purposes of this Section, a Lender’s “pro rata share” shall be determined based upon its share of the sum of the total Credit Exposures and unused Commitments. (e) All amounts due under this Section shall be payable promptly after written demand therefor. SECTION 9.04. Amendments and Waivers. (a) Except as provided in Section 9.04(b), none of this Agreement, any other Loan Document or any provision hereof or thereof may be waived, amended or modified except, in the case of this Agreement, pursuant to an agreement or agreements in writing entered into by the Company, the Agent and the Required Lenders and, in the case of any other Loan Document, pursuant to an agreement or agreements in writing entered into by the Agent and the Borrower or Borrowers that are parties thereto, in each case with the consent of the Required Lenders, provided that (i) any provision of this Agreement or any other Loan Document may be amended by an agreement in writing entered into by the Company and the Agent to cure any ambiguity, omission, defect or inconsistency so long as, in each case, (A) such amendment does not adversely affect the rights of any Lender or (B) the Lenders shall have received at least five (5) Business Days’ prior written notice thereof and the Agent shall not have received, within five (5) Business Days of the date of such notice to the Lenders, a written notice from the Required Lenders stating that the Required Lenders object to such amendment and (ii) no such agreement shall (A) increase the Commitment of any Lender, or change the currency in which Loans are available thereunder, without the written consent of such Lender, (B) reduce the principal amount of any Loan, reduce the rate of interest thereon or reduce any fees payable hereunder without the written consent of each Lender affected thereby, (C) postpone the scheduled maturity date of any Loan (other than as a result of the Company’s election of the Term-Out Option), or any date for the payment of any interest or fees payable hereunder, or reduce the amount of, waive or excuse any such payment, or postpone the scheduled date of expiration of any Commitment, without the written consent of each Lender affected thereby, (D) change Section 2.16(b) or 2.16(c) in a manner that would alter the pro rata sharing of payments required thereby without the written consent of each Lender, (E) change any of the provisions of this Section or the percentage set forth in the definition of the term “Required Lenders” or any other provision of this Agreement specifying the number or percentage of Lenders (or Lenders of any Class) required to waive, amend or modify any rights thereunder or make any determination or grant any consent thereunder, without the written consent of each Lender (or each Lender of such Class, as the case may be), (F) release or limit the obligations of the Company in respect of its Guarantee under Article VIII, or (G) change any provisions

92 of any Loan Document in a manner that by its terms adversely affects the rights in respect of payments due to Lenders holding Loans of either Class differently than those holding Loans of the other Class, without the written consent of Lenders representing a majority in interest of such affected Class; provided further that (1) no such agreement shall amend, modify, extend or otherwise affect the rights or obligations of the Agent without the prior written consent of the Agent and (2) any amendment, waiver or other modification of this Agreement that by its terms affects the rights or duties under this Agreement of the Lenders of one Class (but not the Lenders of the other Class) may be effected by an agreement or agreements in writing entered into by the Company and the percentage in interest of the affected Class of Lenders that would be required to consent thereto under this Section if such Class of Lenders were the only Class of Lenders hereunder at the time. (b) Notwithstanding anything to the contrary in paragraph (a) of this Section: (i) no consent with respect to any amendment, waiver or other modification of this Agreement or any other Loan Document shall be required of (A) any Defaulting Lender, except with respect to any amendment, waiver or other modification referred to in clause (A), (B) or (C) of paragraph (a)(ii) of this Section and then only in the event such Defaulting Lender shall be affected by such amendment, waiver or other modification or (B) in the case of any amendment, waiver or other modification referred to in paragraph (a)(ii) of this Section, any Lender that receives payment in full of the principal of and interest accrued on each Loan made by, and all other amounts owing to, such Lender or accrued for the account of such Lender under this Agreement and the other Loan Documents at the time such amendment, waiver or other modification becomes effective and whose Commitments terminate by the terms and upon the effectiveness of such amendment, waiver or other modification; (ii) this Agreement may be amended in a manner provided in Sections 2.07(d), 2.07(e) and 2.12(b); (iii) any amendment of the definition of the term “Applicable Rate” pursuant to the last sentence of such definition shall require only the written consent of the Company and the Required Lenders; (iv) this Agreement and the other Loan Documents may be amended in the manner provided in Section 2.19 and, in connection with any Borrowing Subsidiary becoming a party hereto, this Agreement (including the Exhibits hereto) may be amended by an agreement in writing entered into by the Company and the Agent to provide for such technical modifications as they determine to be necessary or advisable in connection therewith; and (v) the Maturity Date may be extended as provided in Section 2.21 as a result of the Company’s election of the Term-Out Option as set forth in such Section.

93 (c) The Agent may, but shall have no obligation to, with the written consent of any Lender, execute amendments, waivers or other modifications on behalf of such Lender. Any amendment, waiver or other modification effected in accordance with this Section 9.04 shall be binding upon each Person that is at the time thereof a Lender and each Person that subsequently becomes a Lender. (d) Each Borrowing Subsidiary hereby acknowledges that any amendment, waiver or other modification to this Agreement or any other Loan Document may be effected as set forth in this Section 9.04, that no consent of such Borrowing Subsidiary shall be required to effect any such amendment, waiver or other modification and that such Borrowing Subsidiary shall be bound by this Agreement or any other Loan Document (if it is theretofore a party thereto) as so amended, waived or modified. SECTION 9.05. Successors and Assigns. (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that (i) no Borrower may assign or otherwise transfer any of its rights under this Agreement without the prior written consent of all Lenders (and any attempted assignment or transfer by any Borrower without such consent shall be null and void), except, in the case of any Borrowing Subsidiary that merges or consolidates with the Company or another Borrowing Subsidiary, as expressly contemplated by Section 5.04 or 5.09, or as expressly contemplated by Section 5.09(b), and (ii) no Lender may assign or otherwise transfer its rights or obligations hereunder except in accordance with this Section. Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants (to the extent provided in this Section), the Arrangers, the Syndication Agent, the Documentation Agents and, to the extent expressly contemplated hereby, the Agent Designees and the Related Parties of any of the Agent, the Arrangers, the Syndication Agent, the Documentation Agents, the sub- agents and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement. (b) Any Lender may, without the consent of the Company, the Agent or any other Lender, at any time grant to one or more Eligible Assignees (each a “Participant”) participating interests in its Commitment or any or all of its Loans. In the event of any such grant by a Lender of a participating interest to a Participant, whether or not upon notice to the Company and the Agent, such Lender shall remain solely responsible for the performance of its obligations hereunder, which obligations shall remain unchanged, and the Borrowers, the Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement. Any agreement pursuant to which any Lender may grant such a participating interest shall provide that such Lender shall retain the sole right and responsibility to enforce the obligations of the Borrowers hereunder, including, without limitation, the right to approve any amendment, modification or waiver of any provision of this Agreement or any other Loan Document; provided that such participation agreement may provide that such Lender will not agree to any amendment, waiver or other modification of this Agreement or any other Loan Document described in clause (ii) of the first proviso to Section 9.04(a) without the consent of the Participant. Each Borrower agrees that each

94 Participant shall, to the extent provided in its participation agreement, be entitled to the benefits of Sections 2.13, 2.14, 2.15 and 2.18 with respect to its participating interest (subject to the requirements and limitations therein, including the requirements under Section 2.15(f) (it being understood that the documentation required under Section 2.15(f) shall be delivered to the granting Lender)) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (c) of this Section; provided that such Participant agrees to be subject to the provisions of Sections 2.16 and 2.17 as if it were an assignee under paragraph (b) of this Section. Each Lender that sells a participation agrees, at the Company’s request and expense, to use reasonable efforts to cooperate with the Company to effectuate the provisions of Section 2.17(b) with respect to any Participant. An assignment or other transfer which is not permitted by paragraph (c) or (d) below shall be given effect for purposes of this Agreement only to the extent of a participating interest granted in accordance with this paragraph (b). Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of the Borrowers, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Loans or other obligations under any Loan Document (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in any Loans, Commitments or other obligations under this any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such Loans, Commitments or other obligations are in registered form under Section 5f.103-1(c) of the U.S. Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Agent (in its capacity as the Agent) shall have no responsibility for maintaining a Participant Register. (c) (i) Subject to the conditions set forth in paragraph (c)(ii) below, any Lender may assign to one or more Eligible Assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans at the time owing to it) with the prior written consent (such consent not to be unreasonably withheld, conditioned or delayed) of (A) the Company; provided that no consent of the Company shall be required for assignments to an Affiliate of such Lender, any other Lender (other than a Defaulting Lender) or, if an Event of Default has occurred and is continuing, any Eligible Assignee and (B) the Agent; provided that no consent of the Agent shall be required for assignments to a Lender or an Affiliate of a Lender. (ii) Assignments shall be subject to the following additional conditions: (A) except in the case of an assignment to a Lender or an Affiliate of a Lender or an assignment of the entire remaining amount of the assigning Lender’s Commitment or Loans of any Class, the amount of the Commitment or Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Agent) shall not be less than US$5,000,000 unless each of the Company and the Agent otherwise

95 consents; provided that no such consent of the Company shall be required if an Event of Default has occurred and is continuing; (B) each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement; (C) the parties to each assignment shall execute and deliver to the Agent an Assignment and Assumption (or an agreement incorporating by reference a form of Assignment and Assumption posted on an Approved Electronic Platform), together with a processing and recordation fee of US$3,500; (D) the assignee, if it shall not be a Lender, shall deliver to the Agent an Administrative Questionnaire in which the assignee designates one or more credit contacts to whom all syndicate-level information (which may contain MNPI) will be made available and who may receive such information in accordance with the assignee’s compliance procedures and applicable law, including Federal, State and foreign securities laws; and (E) if the assignee is not incorporated under the laws of the United States of America or a State thereof, it shall deliver to the Company and the Agent certification as to exemption from deduction or withholding of any United States federal income taxes in accordance with Section 2.15. (iii) Subject to the satisfaction of all requirements of this Section, including the acceptance and recording thereof pursuant to paragraph (c)(v) of this Section, from and after the effective date specified in each Assignment and Assumption (or an agreement incorporating by reference a form of Assignment and Assumption posted on an Approved Electronic Platform) the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 2.13, 2.14, 2.15 and 2.18 (in each case, with respect to facts and circumstances occurring on or prior to the effective date of such assignment) and of Section 9.03). (iv) The Agent, acting solely for this purpose as an agent of the Borrowers, shall maintain at one of its offices a copy of each Assignment and Assumption delivered to it that records the names and addresses of the Lenders, and the Commitment of, and principal amount (and stated interest) of the Loans owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive absent manifest error,

96 and the Borrowers, the Agent and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrowers and any Lender, at any reasonable time and from time to time upon reasonable prior notice. (v) Upon receipt by the Agent of an Assignment and Assumption (or an agreement incorporating by reference a form of Assignment and Assumption posted on an Approved Electronic Platform) executed by an assigning Lender and an assignee, the assignee’s completed Administrative Questionnaire (unless the assignee shall already be a Lender hereunder) and the processing and recordation fee referred to in this Section, the Agent shall accept such Assignment and Assumption and record the information contained therein in the Register; provided that the Agent shall not be required to accept such Assignment and Assumption or so record the information contained therein if the Agent reasonably believes that such Assignment and Assumption lacks any written consent required by this Section or is otherwise not in proper form, it being acknowledged that the Agent shall have no duty or obligation (and shall incur no liability) with respect to obtaining (or confirming the receipt) of any such written consent or with respect to the form of (or any defect in) such Assignment and Assumption, any such duty and obligation being solely with the assigning Lender and the assignee. No assignment shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this paragraph, and following such recording, unless otherwise determined by the Agent (such determination to be made in the sole discretion of the Agent, which determination may be conditioned on the consent of the assigning Lender and the assignee), shall be effective notwithstanding any defect in the Assignment and Assumption relating thereto. Each assigning Lender and the assignee, by its execution and delivery of an Assignment and Assumption (or an agreement incorporating by reference a form of Assignment and Assumption posted on an Approved Electronic Platform), shall be deemed to have represented to the Agent that all written consents required by this Section with respect thereto (other than the consent of the Agent) have been obtained and that such Assignment and Assumption is otherwise duly completed and in proper form, and each assignee, by its execution and delivery of an Assignment and Assumption (or an agreement incorporating by reference a form of Assignment and Assumption posted on an Approved Electronic Platform), shall be deemed to have represented to the assigning Lender and the Agent that such assignee is an Eligible Assignee and that it shall have complied with the requirements of clause (E) of paragraph (c)(ii) of this Section. (d) Any Lender may at any time pledge or assign all or any portion of its rights under this Agreement to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank or any central bank, and this Section shall not apply to any such pledge or assignment of a security interest; provided that no such pledge or assignment shall release the transferor Lender from its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

97 (e) Notwithstanding anything else in this Agreement to the contrary, no assignee or Participant of any Lender’s rights shall be entitled to receive any greater payment under Section 2.13 or 2.15 than such Lender would have been entitled to receive with respect to the rights transferred, unless (i) such entitlement to receive a greater payment results from a Change in Law that occurs after the applicable participation or interest was acquired, (ii) such transfer is made with the Company’s prior written consent or (iii) by reason of the provisions of Section 2.18 requiring such Lender to designate a different applicable lending office under certain circumstances. SECTION 9.06. Collateral. Each of the Lenders represents to the Agent and each of the other Lenders that it in good faith is not relying upon any “margin stock” (as defined in Regulation U) as collateral in the extension or maintenance of the credit provided for in this Agreement. SECTION 9.07. Governing Law; Submission to Jurisdiction; Consent to Service of Process. (a) This Agreement shall be governed by and construed in accordance with the laws of the State of New York. (b) Each of the Borrowers, the Lenders and the Agent hereby irrevocably and unconditionally submits, for itself and its property, to the jurisdiction of the United States District Court for the Southern District of New York and of the Supreme Court of the State of New York, in each case, sitting in New York County, or any appellate court from any thereof, for purposes of all legal proceedings arising out of or relating to this Agreement, any other Loan Document or the transactions contemplated hereby or thereby, or for recognition or enforcement of any judgment, and each of the Borrowers, the Lenders and the Agent hereby irrevocably and unconditionally agrees that all claims arising out of or relating to this Agreement or the other Loan Documents brought by it or any of its Affiliates shall be brought, and shall be heard and determined, exclusively in such New York State court or, to the extent permitted by law, in such Federal court; provided that any claim brought by any Lender or the Agent, or any Affiliate of any of the foregoing, in respect of any such claim relating to a Borrowing Subsidiary that is incorporated in, or conducts business in, a jurisdiction outside the United States may be brought, and may be heard and determined, in a court in the jurisdiction in which such Borrowing Subsidiary is incorporated or conducts business. Each of the Borrowers, the Lenders and the Agent agrees that a final judgment in any such proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. (c) Each of the Borrowers, the Lenders and the Agent hereby irrevocably and unconditionally waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in a court referred to in paragraph (b) above and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum. (d) Each of the Borrowers, the Lenders and the Agent hereby irrevocably consents to service of process in the manner provided for notices in

98 Section 9.01(a). Nothing in this Agreement or any other Loan Document will affect the right of any party to this Agreement to serve process in any other manner permitted by law. (e) Each Borrowing Subsidiary hereby irrevocably designates, appoints and empowers the Company as, and the Company hereby accepts the same and agrees to act as, its designee, appointee and agent to receive, accept and acknowledge for and on its behalf, and in respect of its property, service of any and all legal process, summons, notices and documents that may be served in any such action or proceeding arising out of or relating to this Agreement or any other Loan Document. Such service may be made by mailing or delivering a copy of such process to any Borrowing Subsidiary in care of the Company at the Company’s address used for purposes of giving notices under Section 9.01, and each Borrowing Subsidiary hereby irrevocably authorizes and directs the Company to accept such service on its behalf. (f) In the event any Borrowing Subsidiary or any of its assets has or hereafter acquires, in any jurisdiction in which judicial proceedings may at any time be commenced with respect to this Agreement or any other Loan Document, any immunity from jurisdiction, legal proceedings, attachment (whether before or after judgment), execution, judgment or setoff, such Borrowing Subsidiary hereby irrevocably agrees not to claim and hereby irrevocably and unconditionally waives such immunity. SECTION 9.08. Counterparts; Integration; Effectiveness; Electronic Execution. (a) This Agreement may be signed in any number of counterparts (and by different parties hereto on different counterparts), each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement and the other Loan Documents constitute the entire agreement and understanding among the parties hereto relating to the subject matter hereof and supersede any and all prior agreements and understandings, oral or written, relating to the subject matter hereof, including the commitments of the Lenders and, if applicable, their Affiliates under the commitment letter entered into in connection with the credit facility established hereby and any commitment advices submitted by them (but do not supersede any other provisions of such commitment letter or any fee letter referred to therein that do not by the terms of such documents terminate upon the effectiveness of this Agreement, all of which provisions shall remain in full force and effect). This Agreement shall become effective on the date on which the Agent has received counterparts hereof signed by each of the parties hereto (or, in the case of any party as to which an executed counterpart shall not have been received, written confirmation from such party in form satisfactory to the Agent of the execution of a counterpart hereof by such party); provided that the effectiveness of this Agreement is subject to the satisfaction or waiver of the conditions set forth in Section 4.01. (b) Delivery of an executed counterpart of a signature page of (x) this Agreement, (y) any other Loan Document and/or (z) any document, amendment, approval, consent, information, notice (including, for the avoidance of doubt, any notice delivered pursuant to Section 9.01), certificate, request, statement, disclosure or authorization related to this Agreement, any other Loan Document and/or the transactions contemplated hereby and/or thereby (each an “Ancillary Document”) that is an Electronic Signature transmitted

99 by emailed .pdf or any other electronic means that reproduces an image of an actual executed signature page shall be effective as delivery of a manually executed counterpart of this Agreement, such other Loan Document or such Ancillary Document, as applicable. The words “execution”, “signed”, “signature”, “delivery”, and words of like import in or relating to this Agreement, any other Loan Document and/or any document to be signed in connection with this Agreement and the transactions contemplated hereby shall be deemed to include Electronic Signatures, deliveries or the keeping of records in electronic form (including deliveries by email .pdf or any other electronic means that reproduces an image of an actual executed signature page), each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act or any other similar state laws based on the Uniform Electronic Transactions Act; provided that notwithstanding anything contained herein to the contrary, the Agent shall not be under any obligation to agree to accept electronic signatures in any form or in any format unless expressly agreed to by the Agent pursuant to procedures approved by it; provided, further, without limiting the foregoing, (x) to the extent the Agent has agreed to accept any Electronic Signature, the Agent and each of the Lenders shall be entitled to rely on such Electronic Signature purportedly given by or on behalf of any Borrower without further verification thereof and without any obligation to review the appearance or form of any such Electronic Signature and (y) upon the request of the Agent or any Lender, any Electronic Signature shall be promptly followed by a manually executed counterpart. Without limiting the generality of the foregoing, each Borrower hereby (a) agrees that, for all purposes, including in connection with any workout, restructuring, enforcement of remedies, bankruptcy proceedings or litigation among the Agent, the Lenders and any Borrower, Electronic Signatures transmitted by emailed .pdf or any other electronic means that reproduces an image of an actual executed signature page and/or any electronic images of this Agreement, any other Loan Document and/or any Ancillary Document shall have the same legal effect, validity and enforceability as any paper original, (b) agrees that the Agent and each of the Lenders may, at its option, create one or more copies of this Agreement, any other Loan Document and/or any Ancillary Document in the form of an imaged electronic record in any format, which shall be deemed created in the ordinary course of such Person’s business, and destroy the original paper document (and all such electronic records shall be considered an original for all purposes and shall have the same legal effect, validity and enforceability as a paper record), (c) waives any argument, defense or right to contest the legal effect, validity or enforceability of this Agreement, any other Loan Document and/or any Ancillary Document based solely on the lack of paper original copies of this Agreement, such other Loan Document and/or such Ancillary Document, respectively, including with respect to any signature pages thereto and (d) waives any claim against any Lender-Related Person for any Liabilities arising solely from the Agent’s and/or any Lender’s reliance on or use of Electronic Signatures and/or transmissions by emailed .pdf or any other electronic means that reproduces an image of an actual executed signature page, including any Liabilities arising as a result of the failure of any Borrower to use any available security measures in connection with the execution, delivery or transmission of any Electronic Signature.

100 SECTION 9.09. Survival. The provisions of Sections 2.13, 2.14, 2.15, 2.18 and 9.03 and Articles VII and VIII shall survive the consummation of the transactions contemplated hereby, the repayment of the Loans, resignation or replacement of the Agent or any assignment of rights by, or the replacement of, a Lender, the expiration or termination of the Commitments or the termination of this Agreement or any provision hereof. SECTION 9.10. WAIVER OF JURY TRIAL. EACH OF THE BORROWERS, THE AGENT AND THE LENDERS HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH OF THE BORROWERS, THE AGENT AND THE LENDERS (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HERETO HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY HERETO WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION. SECTION 9.11. Conversion of Currencies. (a) If, for the purpose of obtaining judgment in any court, it is necessary to convert a sum owing hereunder in one currency into another currency, each party hereto (including any Borrowing Subsidiary) agrees, to the fullest extent that it may effectively do so, that the rate of exchange used shall be that at which in accordance with normal banking procedures in the relevant jurisdiction the first currency could be purchased with such other currency on the Business Day immediately preceding the day on which final judgment is given. (b) The obligations of each Borrower in respect of any sum due to any party hereto or any holder of the obligations owing hereunder (the “Applicable Creditor”) shall, notwithstanding any judgment in a currency (the “Judgment Currency”) other than the currency in which such sum is stated to be due hereunder (the “Agreement Currency”), be discharged only to the extent that, on the Business Day following receipt by the Applicable Creditor of any sum adjudged to be so due in the Judgment Currency, the Applicable Creditor may in accordance with normal banking procedures in the relevant jurisdiction purchase the Agreement Currency with the Judgment Currency; if the amount of the Agreement Currency which may be so purchased is less than the sum originally due to the Applicable Creditor in the Agreement Currency, such Borrower agrees, as a separate obligation and notwithstanding any such judgment, to indemnify the Applicable Creditor against such loss. The obligations of the Borrowers contained in this Section 9.11 shall survive the termination of this Agreement and the payment of all other amounts owing hereunder.

101 SECTION 9.12. Interest Rate Limitation. Notwithstanding anything herein to the contrary, if at any time the interest rate applicable to any Loan, together with all fees, charges and other amounts which are treated as interest on such Loan under applicable law (collectively the “Charges”), shall exceed the maximum lawful rate (the “Maximum Rate”) which may be contracted for, charged, taken, received or reserved by the Lender holding such Loan in accordance with applicable law, the rate of interest payable in respect of such Loan hereunder, together with all Charges payable in respect thereof, shall be limited to the Maximum Rate and, to the extent lawful, the interest and Charges that would have been payable in respect of such Loan but were not payable as a result of the operation of this Section shall be cumulated and the interest and Charges payable to such Lender in respect of other Loans or periods shall be increased (but not above the Maximum Rate therefor) until such cumulated amount, together with interest thereon at the NYFRB Rate to the date of repayment, shall have been received by such Lender. SECTION 9.13. Certain Notices. Each Lender hereby notifies the Borrowers that pursuant to the requirements of the USA Patriot Act and/or the Beneficial Ownership Regulation, it is required to obtain, verify and record information that identifies the Borrowers, which information includes the name and address of the Borrowers and other information that will allow such Lender to identify the Borrowers in accordance with the requirements of the USA Patriot Act and the Beneficial Ownership Regulation. SECTION 9.14. Confidentiality. Each of the Agent and the Lenders agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its and its Affiliates’ Related Parties, including accountants, legal counsel and other advisors (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential or shall be subject to a professional or employment obligation of confidentiality applying to the Information), (b) to the extent required by any regulatory authority, (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, provided that as promptly as practicable after receipt thereof the Agent or such Lender shall notify the Company of the receipt of such subpoena or other legal process if permitted by applicable law, (d) to any other party to this Agreement, (e) in connection with the exercise of any remedies hereunder or any suit, action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder, (f) subject to an agreement containing provisions substantially the same as those of this Section, to (i) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement or their respective advisors in connection with such transaction, (ii) an actual or prospective credit insurance provider or to such provider’s advisors or (iii) any actual or prospective counterparty to any swap or derivative transaction relating to the Borrower, any Borrowing Subsidiary and its obligations or to such counterparty’s advisors in connection with such transaction, (g) with the consent of the Company, (h) to the extent such Information (i) becomes publicly available other than as a result of a breach of this Section, (ii) becomes available to the Agent or any Lender on a nonconfidential basis from a source other than the Borrowers or (iii) is independently developed by the Agent or any Lender without reference to the Information and (i) on a

102 confidential basis to the CUSIP Service Bureau or any similar agency in connection with the issuance and monitoring of CUSIP numbers with respect to the credit facilities provided for herein. For the purposes of this Section, “Information” means all information received from the Borrowers relating to the Borrowers or their business, other than (i) any such information that is available to the Agent or any Lender on a nonconfidential basis prior to disclosure by the Borrowers and (ii) information as to the existence and purpose of this Agreement, the nature and amount of the credit facilities established hereby and the titles and roles of JPMorgan and the Arrangers routinely provided by arrangers to data service providers, including league table providers, that serve the lending industry. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information. Nothing in any Loan Document shall prevent disclosure of any confidential information or other matter to the extent that preventing that disclosure would otherwise cause any transaction contemplated by the Loan Documents, or any transaction carried out in connection with any transaction contemplated thereby, to become an arrangement described in Part II A 1 of Annex IV of Directive 2011/16/EU. SECTION 9.15. No Fiduciary Relationship. The Borrowers agree that in connection with all aspects of the transactions contemplated hereby and any communications in connection therewith, the Borrowers, their Subsidiaries and their Affiliates, on the one hand, and the Agent, the Syndication Agent, the Documentation Agents, the Lenders and their Affiliates, on the other hand, will have a business relationship that does not create, by implication or otherwise, any fiduciary duty on the part of the Agent, the Syndication Agent, the Documentation Agents, the Lenders or their Affiliates, and no such duty will be deemed to have arisen in connection with any such transactions or communications. The Borrowers understand that the Agent, the Lenders and their Affiliates may have economic interests that conflict with those of the Borrowers. To the fullest extent permitted by law, the Borrowers hereby agree not to assert any claims against any of the Agent, the Arrangers, the Syndication Agent, the Documentation Agents, the Lenders or their respective Affiliates with respect to any breach or alleged breach of agency or fiduciary duty in connection with any aspect of any transaction contemplated hereby. SECTION 9.16. Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement. SECTION 9.17. Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

103 SECTION 9.18. Non-Public Information. (a) Each Lender acknowledges that all information, including requests for waivers and amendments, furnished by any Borrower or the Agent pursuant to or in connection with, or in the course of administering, this Agreement will be syndicate-level information, which may contain MNPI. Each Lender represents to the Borrowers and the Agent that (i) it has developed compliance procedures regarding the use of MNPI and that it will handle MNPI in accordance with such procedures and applicable law, including Federal, state and foreign securities laws, and (ii) it has identified in its Administrative Questionnaire a credit contact who may receive information that may contain MNPI in accordance with its compliance procedures and applicable law, including Federal, state and foreign securities laws. (b) The Borrowers and each Lender acknowledge that, if information furnished by the Borrowers pursuant to or in connection with this Agreement is being distributed by the Agent through an Approved Electronic Platform, (i) the Agent may post any information that any Borrower has indicated as containing MNPI solely on that portion of an Approved Electronic Platform as is designated for Private Side Lender Representatives and (ii) if the Borrowers have not indicated whether any information furnished by any of them pursuant to or in connection with this Agreement contains MNPI, the Agent reserves the right to post such information solely on that portion of an Approved Electronic Platform as is designated for Private Side Lender Representatives. Each of the Borrowers agrees to specify whether any information furnished by such Borrower to the Agent pursuant to, or in connection with, this Agreement contains MNPI, and the Agent shall be entitled to rely on any such specification by the Borrowers without liability or responsibility for the independent verification thereof. SECTION 9.19. Acknowledgment and Consent to Bail-In of Affected Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among the parties hereto, each party hereto acknowledges that any liability of any Affected Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the Write- Down and Conversion Powers of an Resolution Authority and agrees and consents to, and acknowledges to be bound by: (a) the application of any Write-Down and Conversion Power by any Resolution Authority to any such liabilities arising hereunder that may be payable to it by any party hereto that is an Affected Financial Institution; and (b) the effects of any Bail-In Action on any such liability, including, if applicable, (i) a reduction in full or in part or cancelation of any such liability, (ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent entity, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document or (iii) the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of any Resolution Authority.

104 SECTION 9.20. Acknowledgment Regarding any Supported QFCs. (a) To the extent that the Loan Documents provide support, through a guarantee or otherwise, for Hedging Agreements or any other agreement or instrument that is a QFC (such support, “QFC Credit Support” and each such QFC, a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States). (b) In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support.

[Signature Page to 364-Day Credit Agreement] IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written. DOVER CORPORATION, By /s/ Brad M. Cerepak Name: Brad M. Cerepak Title: Senior Vice President and Chief Financial Officer

[Signature Page to 364-Day Credit Agreement] JPMORGAN CHASE BANK, N.A., in its individual capacity and as the Agent, By /s/: Federico Beckmann Name: Federico Beckmann Title: Vice President

SCHEDULE 2.01 SIGNATURE PAGE TO THE 364-DAY CREDIT AGREEMENT OF DOVER CORPORATION Name of Institution: BANK OF AMERICA, N.A. by /s/ Oscar D. Cortez Name: Oscar D. Cortez Title: Director

SIGNATURE PAGE TO THE 364-DAY CREDIT AGREEMENT OF DOVER CORPORATION Name of Institution: HSBC Bank USA, N.A. by /s/ Jillian Clemons Name: Jillian Clemons Title: Senior Vice President For any Lender requiring a second signature block: by Name: Title:

SIGNATURE PAGE TO THE 364-DAY CREDIT AGREEMENT OF DOVER CORPORATION Name of Institution: ING Bank N.V., Dublin Branch by /s/ Padraig Matthews Name: Padraig Matthews Title: Director For any Lender requiring a second signature block: by /s/ Louise Gough Name: Louis Gough Title: Director

SIGNATURE PAGE TO THE 364-DAY CREDIT AGREEMENT OF DOVER CORPORATION Name of Institution: BNP Paribas by /s/ Rick Pace Name: Rick Pace Title: Managing Director For any Lender requiring a second signature block: by /s/ Stefano Locatelli Name: Stefano Locatelli Title: Director

SIGNATURE PAGE TO THE 364-DAY CREDIT AGREEMENT OF DOVER CORPORATION Name of Institution: Citibank, N.A. by /s/ Susan Manuelle Name: Susan Manuelle Title: Vice President For any Lender requiring a second signature block: by Name: Title:

SIGNATURE PAGE TO THE 364-DAY CREDIT AGREEMENT OF DOVER CORPORATION Name of Institution: Deutsche Bank AG New York Branch by /s/ Annie Chung Name: Annie Chung Title: Managing Director by /s/ Ming K. Chu Name: Ming K. Chu Title: Director

SIGNATURE PAGE TO THE 364-DAY CREDIT AGREEMENT OF DOVER CORPORATION Name of Institution: Goldman Sachs Bank USA by /s/ Jonathan Dworkin Name: Jonathan Dworkin Title: Authorized Signatory

SIGNATURE PAGE TO THE 364-DAY CREDIT AGREEMENT OF DOVER CORPORATION Name of Institution: The Bank of Nova Scotia by /s/ Kelly Cheng Name: Kelly Cheng Title: Managing Director

SIGNATURE PAGE TO THE 364-DAY CREDIT AGREEMENT OF DOVER CORPORATION Name of Institution: U.S. BANK NATIONAL ASSOCIATION by /s/ Rodney J Winters Name: RODNEY J WINTERS Title: VICE PRESIDENT

SIGNATURE PAGE TO THE 364-DAY CREDIT AGREEMENT OF DOVER CORPORATION Name of Institution: The Northern Trust Company by /s/ Lisa DeCristofaro Name: Lisa DeCristofaro Title: SVP

SIGNATURE PAGE TO THE 364-DAY CREDIT AGREEMENT OF DOVER CORPORATION Name of Institution: Agricultural Bank of China Ltd., New York Branch by /s/ Nelson Chou Name: Nelson Chou Title: Senior Vice President & Head of Corporate Banking Department

SCHEDULE 2.01 COMMITMENTS TRANCHE ONE Lender Commitment JPMorgan Chase Bank, N.A. $55,000,000.00 Bank of America, N.A. $55,000,000.00 HSBC Bank USA, National Association $55,000,000.00 ING Bank N.V., Dublin Branch $55,000,000.00 BNP Paribas $42,000,000.00 Citibank, N.A. $42,000,000.00 Deutsche Bank AG New York Branch $42,000,000.00 Goldman Sachs Bank USA $42,000,000.00 The Bank of Nova Scotia $42,000,000.00 U.S. Bank National Association $26,666,666.67 The Northern Trust Company $16,666,666.66 Total Tranche One Commitments $473,333,333.33 TRANCHE TWO Lender Commitment Agricultural Bank of China Ltd., New York Branch $26,666,666.67 Total Tranche Two Commitments $26,666,666.67 Total Commitments $500,000,000.00

SCHEDULE 2.19 BORROWER SUBSIDIARY APPROVED JURISDICTIONS 1. Canada 2. Federal Republic of Germany 3. Grand Duchy of Luxembourg 4. Kingdom of Belgium 5. Kingdom of Denmark 6. Kingdom of Norway 7. Kingdom of Spain 8. Kingdom of Sweden 9. Kingdom of the Netherlands 10. Republic of Finland 11. Republic of Ireland 12. Republic of Singapore 13. Swiss Confederation 14. United Kingdom of Great Britain and Northern Ireland

EXHIBIT A [FORM OF] ASSIGNMENT AND ASSUMPTION This Assignment and Assumption (this “Assignment and Assumption”) is dated as of the Effective Date set forth below and is entered into by and between the Person identified below as the Assignor (the “Assignor”) and the Person identified below as an Assignee (the “Assignee”). Capitalized terms used herein but not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement identified below (as amended, restated or otherwise modified from time to time, the “Credit Agreement”), receipt of a copy of which is hereby acknowledged by the Assignee. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Assumption as if set forth herein in full. For an agreed consideration, the Assignor hereby irrevocably sells and assigns to the Assignee, and the Assignee hereby irrevocably purchases and assumes from the Assignor, subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Agent as contemplated below (a) all of the Assignor’s rights and obligations in its capacity as a Lender under the Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of the Assignor under the applicable credit facility identified below (including any letters of credit and guarantees included in such credit facilities) and (b) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of the Assignor (in its capacity as a Lender) against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (a) above (the rights and obligations sold and assigned pursuant to clauses (a) and (b) above being referred to herein collectively as the “Assigned Loan Interest”). Such sale and assignment is without recourse to the Assignor and, except as expressly provided in this Assignment and Assumption, without representation or warranty by the Assignor. 1. Assignor: 2. Assignee: [and is [a Lender][an Affiliate/Approved Fund of [identify Lender]1]] 3. Borrowers: Dover Corporation and any Borrowing Subsidiary that has been designated by the Agent as a Borrowing Subsidiary at the request of the Company 4. Administrative Agent: JPMorgan Chase Bank, N.A., as administrative agent 1 Select as applicable.

2 5. Credit Agreement: 364-Day Credit Agreement dated as of April 4, 2024 (as amended, restated or otherwise modified from time to time), among Dover Corporation, the Borrowing Subsidiaries from time to time party thereto, the Lenders from time to time party thereto and JPMorgan Chase Bank, N.A., as administrative agent 6. Assigned Loan Interest: Aggregate Amount of Commitments/Loans of all Lenders Amount of Commitments/Loans Assigned2 Percentage Assigned of Aggregate Amount of Commitments/Loans of all Lenders3 Tranche One $ $ % Tranche Two $ $ % Effective Date: ________________, 20__ [TO BE INSERTED BY THE AGENT AND WHICH SHALL BE THE EFFECTIVE DATE OF RECORDATION OF TRANSFER IN THE REGISTER THEREFOR.] The Assignee agrees to deliver to the Agent a completed Administrative Questionnaire in which the Assignee designates one or more credit contacts to whom all syndicate- level information (which may contain MNPI) will be made available and who may receive such information in accordance with the Assignee’s compliance procedures and applicable laws, including Federal, state and foreign securities laws. 2 Must comply with the minimum assignment amounts set forth in Section 9.05(c)(ii)(A) of the Credit Agreement, to the extent such minimum assignment amounts are applicable. 3 Set forth, to at least nine decimals.

3 The terms set forth in this Assignment and Assumption are hereby agreed to: [NAME OF ASSIGNOR], as Assignor, by Name: Title: [NAME OF ASSIGNEE], as Assignee, by Name: Title: [Consented to and]4 Accepted: JPMORGAN CHASE BANK, N.A., as Agent, by Name: Title: 4 To be added only if the consent of the Agent is required under Section 9.05(c) of the Credit Agreement.

4 [Consented to:]5 DOVER CORPORATION, by Name: Title: 5 To be added only if the consent of the Company is required by Section 9.05(c) of the Credit Agreement.

ANNEX 1 TO ASSIGNMENT AND ASSUMPTION Standard Terms And Conditions For Assignment And Assumption 1. Representations and Warranties. 1.1 Assignor. The Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the Assigned Loan Interest, (ii) the Assigned Loan Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document, other than statements, warranties and representations made by it herein, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any collateral thereunder, (iii) the financial condition of the Company, any of its Subsidiaries or Affiliates or any other Person obligated in respect of any Loan Document, (iv) any requirements under applicable law for the Assignee to become a Lender under the Credit Agreement or to charge interest at the rate set forth therein from time to time or (v) the performance or observance by the Company, any of its Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Loan Document. 1.2. Assignee. The Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it satisfies the requirements, if any, specified in the Credit Agreement and under applicable law that are required to be satisfied by it in order to acquire the Assigned Loan Interest and become a Lender, (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of the Assigned Loan Interest, shall have the obligations of a Lender thereunder, (iv) it is sophisticated with respect to decisions to acquire assets of the type represented by the Assigned Loan Interest and either it, or the Person exercising discretion in making its decision to acquire the Assigned Loan Interest, is experienced in acquiring assets of such type, (v) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 5.01(a) or 5.01(b) thereof (or, if prior to the first such delivery, referred to in Section 3.04 thereof), as applicable, and such other documents and information as it has in its sole discretion deemed appropriate to make its own credit analysis, and its decision to enter into this Assignment and Assumption and to purchase the Assigned Loan Interest is made independently and without reliance on the Agent, any Arranger, the Assignor or any other Lender or any of their respective Related Parties and (vi) attached to this Assignment and Assumption is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement (including Section 2.15 thereof), duly completed and executed by the Assignee, (b) agrees that (i) it will, independently and without reliance on the Agent, any Arranger, the Assignor or any other Lender or any of their respective Related Parties, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender and (c) appoints and authorizes the Agent to take such action as agent on its behalf

2 and to exercise such powers under the Loan Documents as are delegated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto. Without limiting the foregoing, the Assignee represents and warrants, and agrees to, each of the matters set forth in Section 7.06 of the Credit Agreement, including that the Loan Documents set out the terms of a commercial lending facility. 2. Payments. From and after the Effective Date, the Agent shall make all payments in respect of the Assigned Loan Interest (including payments of principal, interest, fees and other amounts) to the Assignor for amounts that have accrued to but excluding the Effective Date and to the Assignee for amounts that have accrued from and after the Effective Date. 3. General Provisions. This Assignment and Assumption shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment and Assumption may be executed in any number of counterparts, which together shall constitute one instrument. Acceptance and adoption of the terms of this Assignment and Assumption by the Assignee and the Assignor by an Electronic Signature transmitted by emailed .pdf or any other electronic means that reproduces an image of an actual executed signature page shall be effective as delivery of a manually executed counterpart of this Assignment and Assumption. This Assignment and Assumption shall be governed by, and construed in accordance with, the law of the State of New York.

EXHIBIT B-1 [FORM OF BORROWING SUBSIDIARY AGREEMENT] BORROWING SUBSIDIARY AGREEMENT dated as of [ ], 20[ ] (this “Agreement”), among Dover Corporation, a Delaware corporation (the “Company”), [Name of Borrowing Subsidiary], a [jurisdiction] [form of organization] (the “New Borrowing Subsidiary”), and JPMorgan Chase Bank, N.A., as Agent. Reference is made to the 364-Day Credit Agreement dated as of April 4, 2024 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Company, the Borrowing Subsidiaries from time to time party thereto, the Lenders party thereto and JPMorgan Chase Bank, N.A., as Agent. Capitalized terms used herein but not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement. Under the Credit Agreement, the Lenders have agreed, upon the terms and subject to the conditions therein set forth, to make Loans to the Borrowing Subsidiaries, and the Company and the New Borrowing Subsidiary desire that the New Borrowing Subsidiary become a Borrowing Subsidiary. Subject to Section 2.19 of the Credit Agreement, upon execution of this Agreement by each of the Company, the New Borrowing Subsidiary and the Agent, the New Borrowing Subsidiary shall be a party to the Credit Agreement and a “Borrowing Subsidiary” and a “Borrower” for all purposes thereof, and the New Borrowing Subsidiary hereby agrees to be bound by all provisions of the Credit Agreement. The Company agrees that the Guarantee of the Company contained in the Credit Agreement will apply to the Obligations of the New Borrowing Subsidiary. Each of the Company and the New Borrowing Subsidiary represents and warrants that the representations and warranties of the Company in the Credit Agreement relating to the New Borrowing Subsidiary and this Agreement are true and correct on and as of the date hereof. [The New Borrowing Subsidiary represents and warrants that (a) the New Borrowing Subsidiary is subject, under the laws of the jurisdiction in which it is organized and existing, to civil and commercial laws with respect to its obligations under this Agreement, the Credit Agreement and the other Loan Documents to which it is a party, and the execution, delivery and performance by the New Borrowing Subsidiary of this Agreement, the Credit Agreement and such other Loan Documents constitute and will constitute private and commercial acts and not public or governmental acts, and (b) neither the New Borrowing Subsidiary nor any of its property has any immunity from jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, execution of judgment or otherwise) under the

2 laws of the jurisdiction in which it is organized and existing in respect of its obligations under this Agreement, the Credit Agreement and such other Loan Documents.]1 THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. 1 Insert if the New Borrowing Subsidiary is a Subsidiary organized under the laws of a jurisdiction other than the United States of America (including each State thereof and the District of Columbia).

3 IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their authorized officers as of the date first appearing above. DOVER CORPORATION, by Name: Title: [NAME OF NEW BORROWING SUBSIDIARY], by Name: Title: JPMORGAN CHASE BANK, N.A., as Agent, by Name: Title:

EXHIBIT B-2 [FORM OF] BORROWING SUBSIDIARY TERMINATION JPMorgan Chase Bank, N.A., as Agent 4041 Ogletown Stanton Road, Floor 2 Newark, DE 19713 Attention of William Gioffre III Email: william.gioffreiii@jpmorgan.com [Date] Ladies and Gentlemen: The undersigned, Dover Corporation, a Delaware corporation (the “Company”), refers to the 364-Day Credit Agreement dated as of April 4, 2024 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Company, the Borrowing Subsidiaries from time to time party thereto, the Lenders party thereto and JPMorgan Chase Bank, N.A., as Agent. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement. The Company hereby terminates the status of [ ] (the “Terminated Borrowing Subsidiary”) as a Borrowing Subsidiary under the Credit Agreement. [The Company represents and warrants that no Loans made to the Terminated Borrowing Subsidiary are outstanding as of the date hereof and that all amounts payable by the Terminated Borrowing Subsidiary in respect of interest and/or fees (and, to the extent notified by the Agent or any Lender, any other amounts payable under the Credit Agreement) pursuant to the Credit Agreement have been paid in full on or prior to the date hereof.] [The Company acknowledges that the Terminated Borrowing Subsidiary shall continue to be a Borrowing Subsidiary until such time as all Loans made to the Terminated Borrowing Subsidiary shall have been repaid in full and all amounts payable by the Terminated Borrowing Subsidiary in respect of interest and/or fees (and, to the extent notified by the Agent or any Lender, any other amounts payable under the Credit Agreement) pursuant to the Credit Agreement shall have been paid in full, provided that the Terminated Borrowing Subsidiary shall not have the right to make further Borrowings under the Credit Agreement.] THIS INSTRUMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

2 Very truly yours, DOVER CORPORATION, by Name: Title:

EXHIBIT C [FORM OF ACCESSION AGREEMENT] ACCESSION AGREEMENT dated as of [ ], 20[ ] (this “Agreement”), among [ ] (the “Acceding Lender”), DOVER CORPORATION, a Delaware corporation (the “Company”), and JPMORGAN CHASE BANK, N.A., as Agent. Reference is made to the 364-Day Credit Agreement dated as of April 4, 2024 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Company, the Borrowing Subsidiaries from time to time party thereto, the Lenders party thereto and JPMorgan Chase Bank, N.A., as Agent. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement. The Company has invited, and the Acceding Lender desires, to become a party to the Credit Agreement and to assume the obligations of a Lender thereunder. The Acceding Lender is entering into this Agreement in accordance with the provisions of the Credit Agreement in order to become a Lender thereunder. Accordingly, the Acceding Lender, the Company and the Agent agree as follows: SECTION 1. Accession to the Credit Agreement. (a) The Acceding Lender, as of the Effective Date (as defined below), hereby accedes to the Credit Agreement and shall thereafter have the rights and obligations of a Lender thereunder with the same force and effect as if originally named therein as a Lender. (b) The [Tranche One] [Tranche Two] Commitment of the Acceding Lender shall equal the amount set forth opposite its signature hereto. SECTION 2. Representations and Warranties, Agreements of Acceding Lender, etc. The Acceding Lender (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Agreement and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it satisfies the requirements, if any, specified in the Credit Agreement that are required to be satisfied by it in order to become a Lender under the Credit Agreement and to assume the obligations of a Lender thereunder, (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and shall have the obligations of a Lender thereunder, (iv) it is sophisticated with respect to decisions to make, acquire and/or hold commercial loans and to provide other facilities set forth in the Credit Agreement, as may be applicable to such Acceding Lender, and either it, or the Person exercising discretion in making its decision to make, acquire and/or hold such commercial loans or to provide such other facilities, is experienced in making, acquiring or holding such commercial loans or providing such

2 other facilities and (v) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 5.01(a) or 5.01(b) of the Credit Agreement (or, prior to the first such delivery, the financial statements referred to in Section 3.04 thereof), as applicable, and such other documents and information as it has in its sole discretion deemed appropriate to make its own credit analysis, and its decision to enter into this Agreement is made independently and without reliance on the Agent, any Arranger or any other Lender or any of their respective Related Parties; (b) appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement as are delegated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto; (c) agrees that it will, independently and without reliance on the Agent, any Arranger or any other Lender or any of their respective Related Parties, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents; (d) agrees that it will perform in accordance with their terms all of the obligations that by the terms of the Loan Documents are required to be performed by it as a Lender; (e) agrees to deliver to the Agent an Administrative Questionnaire in which the Acceding Lender designates one or more credit contacts to whom all syndicate-level information (which may contain MNPI) will be made available and who may receive such information in accordance with the Acceding Lender’s compliance procedures and applicable law, including Federal, State and foreign securities laws; and (f) such Acceding Lender shall deliver to the Company and the Agent any documentation required to be delivered by it pursuant to the terms of the Credit Agreement (including Section 2.15 thereof), duly completed and executed by it. Without limiting the foregoing, the Acceding Lender represents and warrants, and agrees to, each of the matters set forth in Section 7.06 of the Credit Agreement, including that the Loan Documents set out the terms of a commercial lending facility. SECTION 3. Effectiveness. Subject to Section 2.07(d) of the Credit Agreement, this Agreement shall become effective as of the date set forth above on the date (the “Effective Date”) that the Agent shall have received counterparts of this Agreement that, when taken together, bear the signatures of the Agent, the Company and the Acceding Lender. SECTION 4. Counterparts. This Agreement may be executed in multiple counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument. Delivery of an executed counterpart of a signature page of this Agreement by an Electronic Signature transmitted by emailed .pdf or any other electronic means that reproduces an image of an actual executed signature page shall be as effective as delivery of a manually executed counterpart of this Agreement. SECTION 5. Governing Law; Jurisdiction; Waiver of Jury Trial. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK. The provisions of Sections 9.07 and 9.10 of the Credit Agreement are hereby incorporated by reference as if fully set forth herein, mutatis mutandis.

3 SECTION 6. Notices. All communications and notices hereunder shall be in writing and given as provided in Section 9.01 of the Credit Agreement. All communications and notices hereunder to the Acceding Lender shall be given to it at the address set forth in its Administrative Questionnaire.

4 IN WITNESS WHEREOF, the Acceding Lender, the Company and the Agent have duly executed this Agreement as of the day and year first above written. [Tranche One] [Tranche Two] Commitment $[ ] [ACCEDING LENDER], as Acceding Lender by Name: Title: Address: DOVER CORPORATION, by Name: Title: JPMORGAN CHASE BANK, N.A., as Agent, by Name: Title:

EXHIBIT D [Form of Note] PROMISSORY NOTE New York, New York [ ], 2024 For value received, [Dover Corporation, a Delaware corporation] [INSERT NAME OF BORROWING SUBSIDIARY, a corporation organized under the laws of [ ]] (the “Borrower”), promises to pay to the order of [ ] (the “Lender”) (a) the unpaid principal amount of each Loan made by the Lender to the Borrower under the Credit Agreement referred to below, when and as due and payable under the terms of the Credit Agreement, and (b) interest on the unpaid principal amount of each such Loan on the dates and at the rate or rates provided for in the Credit Agreement. All such payments of principal and interest shall be made in the currencies and to the accounts specified in the Credit Agreement, in immediately available funds. All Loans made by the Lender, and all repayments of the principal thereof, shall be recorded by the Lender and, prior to any transfer hereof, appropriate notations to evidence the foregoing information with respect to each such Loan then outstanding shall be endorsed by the Lender on the schedule attached hereto, or on a continuation of such schedule attached hereto and made a part hereof; provided that the failure of the Lender to make any such recordation or endorsement shall not affect the obligations of the Borrower hereunder or under the Credit Agreement. This note is one of the promissory notes issued pursuant to the 364-Day Credit Agreement dated as of April 4, 2024 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Dover Corporation, each Borrowing Subsidiary from time to time party thereto, the Lenders party thereto and JPMorgan Chase Bank, N.A., as Agent. Terms defined in the Credit Agreement are used herein with the same meanings. Reference is made to the Credit Agreement for provisions for the mandatory and optional prepayment hereof and the acceleration of the maturity hereof. This Note shall be governed by, and construed in accordance with, the laws of the State of New York. [signature page to follow]

[DOVER CORPORATION] [BORROWING SUBSIDIARY], by ________________________ Name: Title:

SCHEDULE OF LOANS AND PAYMENTS OF PRINCIPAL Amount Amount of Unpaid of Principal Principal Notations Date Loan Repaid Balance Made By

EXHIBIT E-1 FORM OF U.S. TAX COMPLIANCE CERTIFICATE (For Foreign Lenders That Are Not Partnerships For U.S. Federal Income Tax Purposes) Reference is hereby made to the 364-Day Credit Agreement dated as of April 4, 2024 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Dover Corporation, a Delaware corporation (the “Company”), certain Subsidiaries of the Company from time to time party thereto, each Lender from time to time party thereto, and JPMorgan Chase Bank, N.A., as Agent. Pursuant to the provisions of Section 2.15(f) of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the Loan(s) (as well as any Note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (ii) it is not a “bank” within the meaning of Section 881(c)(3)(A) of the Internal Revenue Code (the “Code”), (iii) it is not a “ten percent shareholder” of the Company within the meaning of Section 881(c)(3)(B) of the Code and (iv) it is not a “controlled foreign corporation” related to the Company as described in Section 881(c)(3)(C) of the Code. The undersigned has furnished the Agent and the Company with a certificate of its non- U.S. Person status on IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform the Company and the Agent, and (2) the undersigned shall have at all times furnished the Company and the Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement. [NAME OF LENDER] By: Name: Title: Date: , 20[ ]

EXHIBIT E-2 FORM OF U.S. TAX COMPLIANCE CERTIFICATE (For Foreign Participants That Are Not Partnerships For U.S. Federal Income Tax Purposes) Reference is hereby made to the 364-Day Credit Agreement dated as of April 4, 2024 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Dover Corporation, a Delaware corporation (the “Company”), certain Subsidiaries of the Company from time to time party thereto, each Lender from time to time party thereto, and JPMorgan Chase Bank, N.A., as Agent. Pursuant to the provisions of Section 2.15(f) of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the participation in respect of which it is providing this certificate, (ii) it is not a “bank” within the meaning of Section 881(c)(3)(A) of the Internal Revenue Code (the “Code”), (iii) it is not a “ten percent shareholder” of the Company within the meaning of Section 881(c)(3)(B) of the Code, and (iv) it is not a “controlled foreign corporation” related to the Company as described in Section 881(c)(3)(C) of the Code. The undersigned has furnished its participating Lender with a certificate of its non-U.S. Person status on IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform such Lender in writing, and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement. [NAME OF PARTICIPANT] By: Name: Title: Date: , 20[ ]

EXHIBIT F FORM OF U.S. TAX COMPLIANCE CERTIFICATE (For Foreign Participants That Are Partnerships For U.S. Federal Income Tax Purposes) Reference is hereby made to the 364-Day Credit Agreement dated as of April 4, 2024 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Dover Corporation, a Delaware corporation (the “Company”), certain Subsidiaries of the Company from time to time party thereto, each Lender from time to time party thereto, and JPMorgan Chase Bank, N.A., as Agent. Pursuant to the provisions of Section 2.15(f) of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the participation in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such participation, (iii) with respect to such participation, neither the undersigned nor any of its direct or indirect partners/members is a “bank” extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Internal Revenue Code (the “Code”), (iv) none of its direct or indirect partners/members is a “ten percent shareholder” of the Company within the meaning of Section 881(c)(3)(B) of the Code and (v) none of its direct or indirect partners/members is a “controlled foreign corporation” related to the Company as described in Section 881(c)(3)(C) of the Code. The undersigned has furnished its participating Lender with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable, or (ii) an IRS Form W-8IMY, accompanied by an IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable, from each of such partner’s/member’s beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform such Lender and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement. [NAME OF PARTICIPANT] By: Name: Title: Date: , 20[ ]

EXHIBIT E-4 FORM OF U.S. TAX COMPLIANCE CERTIFICATE (For Foreign Lenders That Are Partnerships For U.S. Federal Income Tax Purposes) Reference is hereby made to the 364-Day Credit Agreement dated as of April 4, 2024 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Dover Corporation, a Delaware corporation (the “Company”), certain Subsidiaries of the Company from time to time party thereto, each Lender from time to time party thereto, and JPMorgan Chase Bank, N.A., as Agent. Pursuant to the provisions of Section 2.15(f) of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the Loan(s) (as well as any Note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such Loan(s) (as well as any Note(s) evidencing such Loan(s)), (iii) with respect to the extension of credit pursuant to this Credit Agreement or any other Loan Document, neither the undersigned nor any of its direct or indirect partners/members is a “bank” extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Internal Revenue Code (the “Code”), (iv) none of its direct or indirect partners/members is a “ten percent shareholder” of the Company within the meaning of Section 881(c)(3)(B) of the Code and (v) none of its direct or indirect partners/members is a “controlled foreign corporation” related to the Company as described in Section 881(c)(3)(C) of the Code. The undersigned has furnished the Agent and the Company with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable, or (ii) an IRS Form W-8IMY, accompanied by an IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable, from each of such partner’s/member’s beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform the Company and the Agent, and (2) the undersigned shall have at all times furnished the Company and the Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement. [NAME OF LENDER] By: Name: Title: Date: , 20[ ]

EXHIBIT F [Form of Borrowing Subsidiary Opinion] [Letterhead of Counsel] [ ], 20[ ] To each of the Lenders and the Agent party to the Credit Agreement referred to below c/o JPMorgan Chase Bank, N.A., as Agent 383 Madison Avenue New York, New York 10179 Ladies and Gentlemen: We have acted as special [SPECIFY JURISDICTION] counsel to each entity listed on Schedule I attached hereto (each, a “New Borrowing Subsidiary”) in connection with the following documents: (a) 364-Day Credit Agreement dated as of April 4, 2024 (the “Credit Agreement”), among Dover Corporation, the Borrowing Subsidiaries from time to time party thereto, the Lenders party thereto and JPMorgan Chase Bank, N.A., as Agent; and (b) the Borrowing Subsidiary Agreements dated as of [ ], 20[ ] (the “Borrowing Subsidiary Agreements”), among Dover Corporation, each New Borrowing Subsidiary and the Agent. Capitalized terms used but not defined herein have the meanings assigned to them in the Credit Agreement. In connection with this opinion, we have examined originals or copies certified or otherwise identified to our satisfaction of the Borrowing Subsidiary Agreements and such other documents as we have deemed necessary for purposes of this opinion. In such examination, we have assumed the legal capacity of all natural persons, the genuineness of all signatures, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as certified or photostatic copies and the authenticity of the originals of such copies. As to various questions of fact material to the opinions rendered herein, we have relied upon the statements and representations in the documents which we have examined. We have assumed the due execution and delivery, pursuant to due authorization, of the documents that we have examined by each party thereto other than the New Borrowing Subsidiaries, that each such other party has the full power, authority and legal right to enter into, and perform its obligations under, each such document to which it is a party, that each such document constitutes the valid and legally binding obligation of each such other party, enforceable against such party in accordance with its terms, and that each such other party has satisfied those legal requirements that are applicable to it to the extent necessary to make such documents enforceable against it. We have further assumed that there has not been any mutual mistake of fact or misunderstanding, fraud, duress or undue influence, and that there are no agreements or understandings among the parties, written or oral, and there is no usage of trade or course of prior dealing among the parties that would, in either case, define, supplement or qualify the terms of the Credit Agreement. Based upon the foregoing and subject to the assumptions and qualifications stated herein, it is our opinion that:1 1. Each New Borrowing Subsidiary is a [INSERT ORGANIZATION TYPE] duly organized, validly existing and in good standing under the laws of [SPECIFY JURISDICTION]. The execution, delivery and performance by each New Borrowing Subsidiary of the Borrowing Subsidiary Agreement to which it is a party and of the Credit Agreement are within such New Borrowing Subsidiary’s [INSERT PER ORGANIZATION TYPE] powers and have been duly authorized by all necessary [INSERT AS APPLICABLE] action on the part of such New Borrowing Subsidiary. Each Borrowing Subsidiary Agreement has been duly executed and delivered by each New Borrowing Subsidiary that is party thereto and constitutes the legal, valid and binding obligation of such New Borrowing Subsidiary, enforceable against such New Borrowing Subsidiary in accordance with its terms. 2. The execution, delivery and performance of the Borrowing Subsidiary Agreements by the New Borrowing Subsidiaries will not violate (a) any law, statute, rule or regulation of [SPECIFY JURISDICTION] or any order of any governmental authority of [SPECIFY JURISDICTION] known to us or (b) the New Borrowing Subsidiaries’ Articles of Incorporation or Bylaws [OR INSERT EQUIVALENT UNDER LOCAL LAW]. 3. No authorization, action, consent or approval of, registration or filing with or other action by any governmental authority of [SPECIFY JURISDICTION] is or will be required in connection with the execution, delivery and performance by the New Borrowing Subsidiaries of the Borrowing Subsidiary Agreements. 4. It is not necessary under the laws of [SPECIFY JURISDICTION] that the Agent, any Agent Designee or any Lender be a resident of, domiciled in or licensed, qualified or entitled to do business in [SPECIFY JURISDICTION] (a) by reason of the 1 The form of the opinions that follow are applicable for New Borrowing Subsidiaries that are organized outside the United States, and wording may change as necessary or if part of best practice under local law. The form of the opinions for New Borrowing Subsidiaries that are organized in the United States to be substantially similar to the opinion delivered on the Effective Date pursuant to Section 4.01(a)(i) of the Credit Agreement, except that such opinions shall not include references to any subsidiaries thereof.

execution or performance of the Borrowing Subsidiary Agreements or (b) in order to enable any of them to enforce their respective rights and remedies under any Borrowing Subsidiary Agreements, and none of them is or will be deemed to be resident, domiciled, carrying on business or subject to taxation in [SPECIFY JURISDICTION] solely by reason of the execution, performance or enforcement of the Borrowing Subsidiary Agreements. 5. The New York governing law clauses set forth in such Borrowing Subsidiary Agreements are valid, binding and enforceable under the laws of [SPECIFY JURISDICTION]. 6. Any judgment or award by the New York Courts in an action, suit or proceeding against any New Borrowing Subsidiary arising out of any of the Loan Documents to which it is party would be recognized and enforced in [SPECIFY JURISDICTION] and any political subdivision thereof, whether denominated in the currency of [SPECIFY JURISDICTION] or otherwise, and it would not be necessary to commence new proceedings in [SPECIFY JURISDICTION] other than a proceeding in which proof of such judgment or award is submitted. 7. No [SPECIFY JURISDICTION] ad valorem stamp duty, stamp duty reserve tax, registration tax or other tax, fee or charge is payable on the execution or enforceability of the Borrowing Subsidiary Agreements [that has not been paid]. 8. No authorization, consent, approval, or filing with any court or governmental authority of [SPECIFY JURISDICTION] is required for the Agent to remit payments or the proceeds of enforcement actions taken under or made with respect to the [SPECIFY JURISDICTION] to other jurisdictions. 9. To our knowledge, there is no application or proceeding pending regarding the liquidation or dissolution of the New Borrowing Subsidiary. We are admitted to practice in [SPECIFY JURISDICTION]. We express no opinion as to matters under or involving the laws of any jurisdiction other than the laws of [SPECIFY JURISDICTION]. [Insert here qualifications, if any, to the above opinions, necessary or part of best practice under local law.]

This opinion letter is limited to the matters stated herein, and no opinion is implied or may be inferred beyond the matters expressly stated. This opinion letter is rendered solely to you in connection with the above matter. Without our prior consent, it may not be relied upon for any other purpose or relied upon by or furnished to any other person other than (i) any assignee that becomes a Lender after the date hereof, (ii) your head office and affiliated funding sources and insurers supporting your commitments under the Credit Agreement; (iii) your legal advisors advising you in connection with the transactions contemplated by the Credit Agreement, (iv) any applicable rating agency involved with, or institution providing credit enhancement, liquidity support or reinsurance in connection with, the transactions contemplated by the Credit Agreement, if applicable; and (v) where required by any applicable law or regulation or by any court of competent jurisdiction or any competent judicial, governmental, supervisory or regulatory body without notice to or consent of the person issuing the opinion. This opinion letter speaks only as of the date hereof. We undertake no, and disclaim any, duty to advise you regarding any changes in, or to otherwise communicate with you with respect to, the matters and opinions set forth herein. Very truly yours,

Schedule I List of New Borrowing Subsidiaries